As filed with the Securities and Exchange
                        Commission on February 20, 2009

                           Securities Act File No.:[ ]
                   Investment Company Act File No.: 811-04791

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                           Pre-Effective Amendment No.

                          Post-Effective Amendment No.

                  ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105
                     (Name and address of agent for service)

                          Copies of communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                               1200 G Street, N.W.
                                    Suite 350
                              Washington, DC 20005

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on March [22], 2009 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                  ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

                  CONTENTS OF FORM N-14 REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

o    Cover Sheet
o    Contents of Registration Statement
o    Form N-14 Cross Reference Sheet
o    Letter to Shareholders
o    Part A - Prospectus
o    Part B - Statement of Additional Information
o    Part C - Other Information
o    Signatures
o    Exhibits

                             CROSS REFERENCE SHEET

ITEM NO.                                  PROXY/PROSPECTUS

Part A

1.  Beginning of Registration
Statement and Outside
Front Cover Page of
Prospectus                                Cover Page/Questions & Answers

2.  Beginning of Outside
Back Cover Page of
Prospectus                                Questions & Answers

3.  Fee Table, Synopsis
Information and Risk
Factors                                   Summary, Appendix A

4.  Information about the                 Letter to Shareholders,
Transaction                               Questions and Answers, Summary,
                                          Information About the Proposed
                                          Transaction

5.  Information about the                 Letters to Shareholders,
Registrant                                Questions and Answers, Summary,
                                          Information About the Funds

6.  Information about the                 Letters to Shareholders,
Companies Being Acquired                  Questions and Answers, Summary,
                                          Information About the Funds

7.  Voting Information                    Notice of Special Meeting of
                                          Shareholders/Voting Information

8.  Interest of Certain
Persons and Experts                       Experts

9.  Additional Information
Required for Reoffering by
Persons Deemed to be
Underwriters                              Not Applicable

Part B

10.  Cover Page                           Cover Page

11.  Table of Contents                    Table of Contents

12.  Additional                           SAI
Information About the
Registrant

13.  Additional                           SAI
Information about the
Companies being Acquired

14.  Financial Statements                 SAI

15-17. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                       AB
                               ALLIANCEBERNSTEIN
                                  Investments

      ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC. - NATIONAL PORTFOLIO II
         ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II - FLORIDA PORTFOLIO

                           1345 Avenue of the Americas
                            New York, New York 10105

                                                              [__________], 2009

Dear Shareholders:

     The Board of Directors of AllianceBernstein Municipal Income Fund, Inc. ("Muni Income") and the Board of Trustees of AllianceBernstein Municipal Income Fund II ("Muni Income II") are asking the shareholders of National Portfolio II ("National II"), a series of Muni Income, and Florida, a series of Muni Income II, to approve the acquisition of the assets and liabilities of each portfolio by National Portfolio ("National"), another series of Muni Income. For this purpose, you are invited to a Joint Special Meeting of Shareholders of National II and Florida (the "Meeting") to be held on Thursday, May 21, 2009. We sometimes refer to each of National II, Florida and National as a "Portfolio" and, together, as the "Portfolios".

     The proposed acquisitions are described in more detail in the attached combined Prospectus/Proxy Statement. You should review the Prospectus/Proxy Statement carefully and retain it for future reference. If the shareholders of each of National II and Florida approve the acquisitions by National, the acquisitions will take effect in the second quarter of 2009. Each acquisition will not be contingent upon the other acquisition.

     National has the same investment objective as National II and substantially the same investment objective as Florida. Florida has an additional investment objective of achieving income exempt from Florida state taxation but Florida has repealed the relevant state taxation. All three Portfolios follow very similar investment strategies, except that National II invests principally in securities exempt from the federal alternative minimum tax ("AMT") while National and Florida may invest without limit in securities subject to the AMT for certain taxpayers. We anticipate that the proposed acquisitions will result in benefits to the shareholders of National II and Florida, including a reduction in expenses, as discussed more fully in the Prospectus/Proxy Statement.

     The Boards of Directors and Trustees (the "Directors") of Muni Income and of Muni Income II have given careful consideration to the proposed acquisitions and have concluded that the acquisitions are in the best interests of National II and Florida. The Directors unanimously recommend that you vote "for" the proposed acquisition of your Portfolio by National.

     If the acquisition of each of National II and Florida by National is approved by their shareholders, each shareholder will receive shares of National of the same class as the shares the shareholder currently owns. These shares will have an aggregate net asset value ("NAV") equal to the aggregate NAV of the shareholder's shares in the Portfolio. Each Portfolio would then terminate. Shareholders of National II and Florida will not be assessed any initial sales charges, contingent deferred sales charges or other individual shareholder fees in connection with the proposed acquisitions.

     We welcome your attendance at the May 21, 2009 Meeting. If you are unable to attend, we encourage you to authorize proxies to cast your votes. [______________] (the "Proxy Solicitor"), a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to submit your proxy. No matter how many shares you own, your vote is important.

Sincerely,

Robert M. Keith
President

      ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC. - NATIONAL PORTFOLIO II
         ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II - FLORIDA PORTFOLIO

                          1345 Avenue of the Americas,
                            New York, New York 10105

                NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS
                           SCHEDULED FOR MAY 21, 2009

To the shareholders of National Portfolio II ("National II"), a series of AllianceBernstein Municipal Income Fund, Inc., a Maryland corporation ("Muni Income"):

     Notice is hereby given that a Special Meeting of the Shareholders of National II (the "Meeting") will be held at the office of Muni Income, 1345 Avenue of the Americas, [____] Floor, New York, New York 10105 on Thursday, May 21, 2009, at [______] p.m., Eastern time, to consider and vote on the following proposal, which is more fully described in the accompanying Prospectus/Proxy Statement dated [___________], 2009:

     1. To approve a Plan of Acquisition and Liquidation of Muni Income with respect to its series, National II and National, providing for the acquisition by National of all of the assets and assumption of all of the liabilities of National II in exchange for shares of National and subsequent termination of National II.

     2. To transact any other business that may properly come before the Meeting and any adjournments or postponements thereof.

To the shareholders of Florida Portfolio ("Florida"), a series of AllianceBernstein Municipal Income Fund II, a Massachusetts business trust ("Muni Income II"):

     Notice is hereby given that a Special Meeting of the Shareholders of Florida (the "Meeting") will be held at the office of Muni Income II, 1345 Avenue of the Americas, [____] Floor, New York, New York 10105 on Thursday, May 21, 2009, at [______] p.m., Eastern time, to consider and vote on the following proposal, which is more fully described in the accompanying Prospectus/Proxy Statement dated [_________], 2009:

     1. To approve an Agreement and Plan of Acquisition between Muni Income and Muni Income II, providing for the acquisition by National of all of the assets and assumption of all of the liabilities of Florida in exchange for shares of National and subsequent termination of Florida.

     2. To transact any other business that may properly come before the Meeting and any adjournments or postponements thereof.

     Any shareholder of record of National II or Florida at the close of business on March 31, 2009 is entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. Proxies are being solicited on behalf of the Board of Directors of Muni Income and the Board of Trustees of Muni Income II. Each shareholder who does not expect to attend the Meeting and vote in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to submit voting instructions by telephone as described on the enclosed proxy card.

By Order of the Board of Directors and
the Board of Trustees,

Robert M. Keith
President

New York, New York
[____________], 2009

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

     Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may by telephone authorize a proxy to vote your shares. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. In order to save any additional costs of further proxy solicitation and to allow the Meeting to be held as scheduled, please complete, date, sign and return your Proxy Card promptly.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                           PROSPECTUS/PROXY STATEMENT

         Acquisition of the Assets and Assumption of the Liabilities of

      ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC. - NATIONAL PORTFOLIO II
         ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II - FLORIDA PORTFOLIO

                       By, and in Exchange for Shares of,

       ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC. - NATIONAL PORTFOLIO

                             [_______________], 2009

                                TABLE OF CONTENTS

Questions and Answers                                                      [___]
Proposals
     - Approval of a Plan of Acquisition and Liquidation of AllianceBernstein Municipal Income Fund, Inc. with respect to its series, National Portfolio II and National Portfolio
     - Approval of an Agreement and Plan of Acquisition between AllianceBernstein Municipal Income Fund, Inc. and AllianceBernstein Municipal Income Fund II relating to the Acquisition of the Assets and Liabilities of AllianceBernstein Municipal Income Fund II - Florida
       Portfolio                                                           [___]
Summary                                                                    [___]
       Comparison of Operating Expense Ratios                              [___]
       Comparison of Investment Advisory Fees                              [___]
       Comparison of Investment Objectives and Policies                    [___]
       Principal Risks                                                     [___]
       Federal Income Tax Consequences                                     [___]
       Comparison of Distribution and Purchase Procedures                  [___]
       Service Providers                                                   [___]
       Comparison of Business Structures                                   [___]
Information about the Transactions                                         [___]
       Introduction                                                        [___]
       Description of the Plans                                            [___]
       Reasons for the Acquisitions                                        [___]
       Description of Securities to be Issued                              [___]
       Dividends and Other Distributions                                   [___]
       Acquired Portfolio Stock Certificates                               [___]
       Federal Income Tax Consequences                                     [___]
       Capitalization Information                                          [___]
Information about the Portfolios                                           [___]
       Management of the Portfolios                                        [___]
       Advisory Agreement and Fees                                         [___]
       Distributor                                                         [___]
       Other Service Providers                                             [___]
Voting Information                                                         [___]
Legal Matters                                                              [___]
Experts                                                                    [___]
Financial Highlights                                                       [___]
Appendix A     Fee Table                                                   [___]
Appendix B     Comparison of Investment Objectives and Policies            [___]
Appendix C     Portfolio Performance                                       [___]
Appendix D     Description of Principal Risks of the Portfolios            [___]
Appendix E     Certain Information Applicable to Shares of National        [___]
Appendix F     Other Information                                           [___]
Appendix G     Form of Plan of Acquisition and Liquidation -
               AllianceBernstein Municipal Income Fund, Inc. with
               Respect to Its Series, National Portfolio II and
               National Portfolio                                          [___]
Appendix H     Form of Agreement and Plan of Acquisition between
               AllianceBernstein Municipal Income Fund II - Florida
               Portfolio and AllianceBernstein Municipal Income Fund,
               Inc. - National Portfolio                                   [___]
Appendix I     Capitalization                                              [___]
Appendix J     Legal Proceedings                                           [___]
Appendix K     Share Ownership Information                                 [___]
Appendix L     Financial Highlights                                        [___]

                              QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisitions and of the information contained in this Prospectus/Proxy Statement. Some of the information provided below and in this Prospectus/Proxy Statement applies to both National Portfolio II ("National II"), a series of AllianceBernstein Municipal Income Fund, Inc. ("Muni Income"), and Florida Portfolio ("Florida"), a series of AllianceBernstein Municipal Income Fund II ("Muni Income II"), and some to only one portfolio. (Muni Income and Muni Income II are each a "Fund" and collectively, the "Funds") You do not necessarily need to review information that does not apply to the portfolio in which you own shares unless, of course, you own shares in both portfolios. Where information applies only to one portfolio, we have tried to identify the portfolio to make it easier for you to focus on information that is relevant to your vote. Please review the full Prospectus/Proxy Statement prior to casting your vote.

1. What is this document and why did we send this document to you?

This is a combined Prospectus/Proxy Statement that provides you with information about the proposed acquisitions of the assets and liabilities of National II and Florida (each an "Acquisition" and, collectively, the "Acquisitions") by National Portfolio ("National"), a series of Muni Income. (National, National II and Florida are collectively, the "Portfolios.") This document also solicits votes of the respective shareholders of each of National II and Florida on their respective Acquisitions by requesting that National II shareholders approve a Plan of Acquisition and Liquidation and that Florida shareholders approve an Agreement and Plan of Acquisition, each dated as of [___________], 2009 (each a "Plan" and, collectively, the "Plans") and the subsequent termination of each of National II and Florida.

     o    National II

On February 5, 2009, the Board of Directors of Muni Income approved and declared advisable the Acquisition and the subsequent termination of National II and directed that the Acquisition and termination be submitted to the shareholders of National II for approval at a Joint Special Meeting of Shareholders to be held on May 21, 2009 at [_______] p.m., Eastern time (the "Meeting"). You are receiving this Prospectus/Proxy Statement because you own shares of National II. The Acquisition will not occur unless it is approved by National II shareholders. This Prospectus/Proxy Statement contains the information you should know before voting on the Acquisition.

     o    Florida

On February 5, 2009, the Board of Trustees of Muni Income II approved and declared advisable the Acquisition and the subsequent termination of Florida and directed that the Acquisition and termination be submitted to the shareholders of Florida for approval at the Meeting. You are receiving this Prospectus/Proxy Statement because you own shares of Florida. This Prospectus/Proxy Statement contains the information you should know before voting on the Acquisition.

Please note that each Acquisition is not contingent on the other Acquisition proposed in this Prospectus/Proxy Statement. Shareholders may contact a Portfolio at 1-800-221-5672 or write to a Portfolio at 1345 Avenue of the Americas, New York, NY 10105.

2. Who is eligible to vote on the Acquisition?

Shareholders of record of each of National II and Florida at the close of business on March 31, 2009 (the "Record Date") are entitled to notice of, and to vote at, their respective Meeting or any adjournment or postponement thereof. If you owned a National II and Florida shares on the Record Date, you have the right to vote even if you later sold your shares.

Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign and return a Proxy Card but do not fill in a vote, your shares will be voted "FOR" the Acquisition. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

3. How will the Acquisitions work?

Each Plan provides for (i) the transfer of all of the assets of each of National II or Florida, as the case may be, to National, (ii) the assumption by National of all of their respective liabilities, (iii) the issuance to each of National II's and Florida's shareholders of shares of the equivalent class of National, equal in aggregate net asset value ("NAV") to the NAV of their former shares, in redemption of their shares, and (iv) the termination of each of National II and Florida, respectively.

As a shareholder of National II and Florida, you will receive the same class of shares of National as the shares you currently own, having an aggregate NAV equal to the aggregate NAV of shares currently held. The contingent deferred sales charge ("CDSC") period applicable to your shares prior to the Acquisition will continue to apply to the shares of National issued in the Acquisition. Shareholders of National II and Florida will not be assessed any sales charges or other shareholder fees in connection with the Acquisitions. The Acquisition will not occur unless it is approved by the shareholders of each of National II and Florida.

4. Why are the Acquisitions being proposed?

After considering the recommendation of AllianceBernstein L.P. (the "Adviser"), the Boards of Directors and Trustees (the "Directors") of the Funds, on behalf of each of National II and Florida, respectively, concluded that participation by National II and Florida, respectively, in the Acquisitions is in the best interests of each of them. The Directors also concluded that the Acquisitions would not dilute shareholders' interests. In reaching this conclusion, the Directors considered, among other things, the similar investment objectives and strategies and differences among the investment policies of the Portfolios, the expense ratio reduction expected to result from the Acquisitions, the continuity of the portfolio management team, the comparison of fees for the Portfolios and the pro forma combined Portfolio, the costs of the Acquisitions, and the tax-free nature of the Acquisitions.

5. When will the Acquisitions take place?

If the shareholders of each of National II and Florida approve the Acquisitions by National on May 21, 2009, then the Acquisitions are expected to occur in the second quarter of 2009.

6. Who will bear the expenses of the Acquisitions?

Each of National II and Florida will bear the expenses of their respective Acquisition, which are estimated to be approximately $140,000 for each Acquisition. Due to the Adviser's expense limitation undertakings, however, the Adviser will ultimately bear these expenses.

7. Where may I find additional information regarding the Portfolios?

Additional information about the Portfolios is available in the:

     o the Statement of Additional Information ("SAI") dated [__________], 2009 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus/Proxy Statement;

     o the SAI and Annual Reports to Shareholders for National, National II and Florida, which contain audited financial statements for the fiscal year ended October 31, 2008, October 31, 2008 and September 30, 2008, respectively;

     o the Semi-Annual Reports for National, National II and Florida for the six-month period ended April 30, 2008, April 30, 2008 and March 31, 2008, respectively; and

     o the prospectus and SAI for each of National II and Florida dated January 30, 2009, as supplemented (collectively, the "Prospectuses"), which are incorporated by reference into this Prospectus/Proxy Statement.

National's and National II's file number is 811-04791 and Florida's file number is 811-07618.

Additional copies of the Annual and Semi-annual Reports and the Prospectuses are available at www.alliancebernstein.com and are also available, along with this Prospectus/Proxy Statement and SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By mail:       AllianceBernstein Investor Services, Inc.
               P.O. Box 786003
               San Antonio, TX 78278-6003

By phone:      For Information: 1-800-221-5672
               For Literature: 1-800-227-4618

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:               at the SEC's Public Reference Room in Washington, DC

By phone:                1-202-551-8090 (for information on the operations of
                         the Public Reference Room only)

By mail: Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102 (duplicating fee required)

By electronic mail:      publicinfo@sec.gov (duplicating fee required)

On the Internet:         www.sec.gov

Other Important Things to Note:

     o    You may lose money by investing in the Portfolios.

     o The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                                    PROPOSAL

     APPROVAL OF A PLAN OF ACQUISITION AND LIQUIDATION OF ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC. WITH RESPECT TO ITS SERIES, NATIONAL PORTFOLIO II
                             AND NATIONAL PORTFOLIO

   APPROVAL OF AN AGREEMENT AND PLAN OF ACQUISITION BETWEEN ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II AND ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.
          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II - FLORIDA PORTFOLIO

     On February 5, 2009, the Directors of the Funds, on behalf of National II and Florida (each an "Acquired Portfolio" and, together, the "Acquired Portfolios"), declared advisable and voted to approve the Plan and the Acquisition applicable to the Acquired Portfolio, subject to the approval of the shareholders of that Portfolio. Each Plan provides for (i) the transfer of all of the assets of an Acquired Portfolio to National, (ii) the assumption by National of all of the liabilities of the Acquired Portfolio, (iii) the issuance to each Acquired Portfolio's shareholders of the equivalent class of shares of National, equal in aggregate NAV to the NAV of their former Acquired Portfolio shares in redemption of their Acquired Portfolio shares, and (iv) the termination of the Acquired Portfolios.

     Each Acquired Portfolio shareholder will receive the number of full and fractional shares of National having an aggregate NAV that, on the effective date of the Acquisition, is equal to the aggregate NAV of the shareholder's shares of Acquired Portfolios. Shareholders of the Acquired Portfolios will recognize no gain or loss. If approved by the shareholders of the Acquired Portfolios, the Acquisitions are expected to occur in the second quarter of 2009.

     The Acquisitions require shareholder approval. The shareholders of each of National II and Florida must approve the Proposal submitted to them in order for the applicable Acquisition to occur. Although the Directors are proposing that National acquire each of the Acquired Portfolios, the acquisition of one Acquired Portfolio is not contingent upon the acquisition of the other Acquired Portfolio. For National II, approval of the Acquisition requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a vote of the holders of a majority of the outstanding voting securities of a Portfolio means the vote of the holders of the lesser of: (i) 67% or more of the outstanding shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. For Florida, approval of the Acquisition requires the affirmative vote of the holders of not less than a majority of the outstanding shares of the Portfolio.

     A quorum for the transaction of business by the shareholders of National II at the Meeting will consist of the presence in person or by proxy of the holders of one-third of the shares of National II entitled to vote at the Meeting. A quorum for the transaction of business by the shareholders of Florida at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares of Florida entitled to vote at the Meeting.

     The Directors concluded that participation by the respective Acquired Portfolio in each Acquisition is in the best interests of each of the Portfolios. The Directors also concluded that the Acquisitions would not dilute shareholders' interests. In reaching this conclusion, the Directors considered, among other things, the similar investment objectives and strategies and differences among the investment policies of the Portfolios, the expense ratio reduction expected to result from each of the Acquisitions, the continuity of the portfolio management team, the comparison of fees, expenses, portfolio composition and yield for the Portfolios with those of the pro forma combined Portfolio, the costs of the Acquisitions, and the tax-free nature of the Acquisitions.

     For a more complete discussion of the factors considered by the Directors in approving the Acquisitions, see "Reasons for the Acquisitions" in Information About the Proposed Transactions.

                                     SUMMARY

     The following summary highlights differences between National and each Acquired Portfolio. This summary is not complete and does not contain all of the information that you should consider before voting on the Acquisition. For more complete information, please read this entire document. This Prospectus/Proxy-Statement, the accompanying Notice of the Meeting and the enclosed proxy card are being mailed to shareholders of the Acquired Portfolios on or about March 31, 2009. Certain information presented to the Directors at the February 3-5, 2009 Regular Meetings of the Board of Directors of Muni Income and the Board of Trustees of Muni Income II (the "Board Meetings") is as of October 31, 2008. The Adviser represented to the Directors that, if the information was updated, it would not differ in any material respect.

     Each of National II and Florida is a diversified open-end fund, with assets of, as of October 31, 2008, approximately $142 million and $150 million, respectively, that invests principally in high-yielding, predominantly investment grade, municipal securities. As a matter of fundamental policy, each of National II and Florida invest, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. Florida has an additional investment objective of achieving income exempt from Florida state taxation and related fundamental investment policy but Florida has repealed the relevant state taxation. National is a diversified open-end fund, and is significantly larger than National II and Florida, with assets of, as of October 31, 2008, approximately $482 million. National pursues investment strategies that are similar to those of National II and Florida. The principal difference between National II and the other two Portfolios is that National II invests principally in securities exempt from the federal alternative minimum tax ("AMT") while Florida and National may invest, without limitation, in securities subject to the AMT for certain taxpayers.

     National has generally outperformed National II on a calendar year basis but National II's average annual returns, as reflected in the chart below, are better due to deterioration in the credit markets in 2008, which led to better performance for higher credit quality bonds which were held by National II. Although Florida has outperformed National over 10-year annualized periods, it is expected that the two Portfolios should perform similarly going forward because the Portfolios invest in the same pool of eligible securities since repeal of Florida state taxation. Comparative annualized and calendar year performance for the Portfolios' Class A shares as of December 31, 2008 is shown in the chart below.

                                   Annualized

                        One Year   Three Years   Five Years   Ten Years
                        --------   -----------   ----------   ---------

          National II     -2.75%         1.33%        2.40%       3.53%
          Florida         -9.28%        -0.90%        1.37%       3.22%
          National        -9.41%        -0.88%        1.33%       2.60%

                                    Calendar Year Performance
                                    -------------------------
                2008     2007    2006    2005    2004    2003    2002    2001    2000      1999
                ----     ----    ----    ----    ----    ----    ----    ----   -----      ----
National II   -2.75%    2.72%   4.15%   3.72%   4.32%   7.20%   6.90%   4.80%   12.08%   -6.61%
Florida       -9.28%    2.27%   4.89%   4.74%   5.01%   5.40%   7.84%   5.99%   10.64%   -3.81%
National      -9.41%    1.90%   5.51%   4.60%   4.84%   7.42%   4.01%   4.85%    9.80%   -5.89%

The historical performance of the Portfolios is provided in Appendix C.

Comparison of Operating Expenses

     The Acquired Portfolios, because of their small asset size, have higher operating costs and therefore a higher expense ratio than National. The Acquisitions are expected to result in an operating expense ratio for the combined Portfolio that is lower than the current, actual gross operating expense ratio of each Acquired Portfolio, and a reduction in operating expenses after waiver for the Acquired Portfolios. The Adviser has adopted an expense cap for the Class A shares of National II and Florida, of 1.04% and .78%, respectively (with corresponding expense caps for other classes of shares), that is effective through October 31, 2009 for National II and September 31, 2009 for Florida. Effective January 1, 2009, the Adviser adopted an expense cap for the Class A shares of National of .75% (with corresponding expense caps for other classes of shares) that is effective through October 31, 2009. The expense caps continue for one-year periods unless terminated by the Adviser upon 60 days' notice prior to a Portfolio's fiscal year end.

     The following table illustrates, as of October 31, 2008, the expected reduction in operating expenses, for the Class A shares of each Portfolio as well as expense ratios, assuming that either or both Acquisitions are consummated.

                                                                Total Annual
                                            Total Annual       Expense Ratio
                                           Expense Ratio        with Fee Cap
                                           -------------        ------------
       National II                                 1.06%           1.04%
       Florida                                      .98%            .78%
       National                                     .91%            .75%*
       National II Acquisition Alone (pro forma)    .89%            .75%*
       Florida Acquisition Alone (pro forma)        .89%            .75%*
       All Three Combined Portfolio (pro forma)     .87%            .75%*

       ----------
       * Reflects expense cap for National effective January 1, 2009.

     As the table indicates, the operating expenses per share, after fee waiver, would be reduced for National II by .29% (.19% before fee waiver) and for Florida by .03% (.11% before fee waiver), if both of the Acquisitions are consummated. If only one of the Acquisitions is approved, the operating expenses per share, after fee waiver, would be reduced by the same amount but by slightly less before fee waivers, i.e., .17% for National II and .09% for Florida. The Fee Table, attached hereto as Appendix A, describes the fees and expense of each Portfolio as of the Portfolio's fiscal year end and includes pro forma expenses for the combined Portfolio, assuming that the Acquisition is approved by shareholders of each Acquired Portfolio.

     The expenses of the Acquisitions will be borne by National II and Florida. Due to the Adviser's expense limitation undertakings, the Adviser will ultimately bear these expenses.

Comparison of Investment Advisory Fees

     The Portfolios have substantially the same investment advisory agreements and pay a monthly advisory fee at the same annual rate of .45% of each Portfolio's average daily net assets and have the same breakpoint schedule. The annual advisory fee rates are .45% of the first $2.5 billion, .40% of the excess of $2.5 billion up to $5 billion and .35% of the excess over $5 billion of each Portfolio's average daily net assets. In addition, the advisory agreements provide for the Portfolios to reimburse the Adviser for expenses incurred in providing administrative services to the Portfolios. For their most recently completed fiscal years, these reimbursements amounted to .07%, .05% and .02% for National II, Florida and National, respectively.

Comparison of Investment Objectives and Policies

     All three Portfolios pursue the same investment objective: to earn the highest level of current income, exempt from Federal taxation, that is available without assuming what the Adviser considers to be undue risk. Florida has an additional investment objective of achieving income exempt from Florida state taxation and related fundamental investment policy, which has been mooted by the repeal of any such taxation. All three Portfolios also have identical fundamental investment policies except, as discussed below, that Florida and National may invest, without limitation, in securities subject to the Alternative Minimum Tax ("AMT") for certain taxpayers while National II's investments are principally limited to securities exempt from the AMT. Each of the Portfolios invests primarily in investment grade municipal securities with interest that is exempt from federal income tax. The following table shows the investment objective and principal investment strategies of each Portfolio.

                                  National II                           Florida                            National
                       ---------------------------------   ---------------------------------   ---------------------------------
Investment Objective   The investment objective of the     The investment objective of the     Same as National II.
                       Portfolio is to earn the highest    Portfolio is to earn the highest
                       level of current income, exempt     level of current income, exempt
                       from Federal taxation, that is      from Federal taxation and State
                       available without assuming what     of Florida taxation, that is
                       the Adviser considers to be undue   available without assuming what
                       risk.                               the Adviser considers to be undue
                                                           risk.

Principal Investment   (i) The Portfolio is diversified.   (i) Same as National II.            (i) Same as National II.
Strategies
                       (ii) The Portfolio invests, under   (ii) The Portfolio invests, under   (ii) The Portfolio invests, under
                       normal circumstances, at least      normal circumstances, at least      normal circumstances, at least
                       80% of its net assets in            80% of its net assets in            80% of its net assets in
                       municipal securities with           municipal securities with           municipal securities with
                       interest that is exempt from        interest which is exempt from       interest that is exempt from
                       federal income tax, including the   federal income tax and at least     federal income tax. These
                       AMT.                                80% of its net assets in            securities may be subject to the
                                                           municipal securities issued by      AMT.
                                                           the State of Florida or municipal
                                                           securities with interest that is
                                                           otherwise exempt from Florida
                                                           income tax.

                       (iii) The Portfolio may invest      (iii) The Portfolio may purchase    (iii) Same as National II.
                       25% or more of its total assets     municipal securities that are
                       in municipal securities whose       insured under policies issued by
                       issuers are located in the same     certain insurance companies.
                       state.

                       (iv) The Portfolio may purchase     (iv) The Portfolio pursues its      (iv) Same as National II.
                       municipal securities that are       objective by investing
                       insured under policies issued by    principally in high-yielding,
                       certain insurance companies.        predominantly investment grade,
                                                           municipal securities.

                                                           The high tax-free yields sought
                                                           by the Portfolio are generally
                                                           obtainable from medium-quality
                                                           municipal securities rated A or
                                                           Baa by Moody's, or A or BBB by
                                                           S&P or Fitch.

                       (v) The Portfolio pursues its                                           (v) Same as National II.
                       objective by investing
                       principally in high-yielding,
                       predominantly investment grade,
                       municipal securities.

                       The high tax-free yields sought                                         Same as National II.
                       by the Portfolio are generally
                       obtainable from medium-quality
                       municipal securities rated A or
                       Baa by Moody's, or A or BBB by
                       S&P or Fitch.

     Prior to December 2008, National II was named Insured National Portfolio and had a fundamental policy to invest at least 80% of its net assets in insured municipal securities. At a Special Meeting of the Board of Directors in September 2008, the Adviser recommended and the Directors approved the removal to the Portfolio's fundamental policy and the change of the Portfolio's name. The Adviser based its recommendation on its belief that, as a result of recent declines in the credit quality and associated downgrades of bond insurers, insurance had less value than it did in the past. Previously, insured municipal securities typically received higher credit ratings and the issuers of insured municipal securities paid a lower interest rate. The market valued insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In addition, the supply of insured municipal securities had declined, leading to the reduced availability of these securities. The Adviser believed that it could better evaluate the risk and return characteristics of municipal securities through its own research and provide investors and shareholders with a greater opportunity for risk-adjusted returns than those available from a portfolio primarily invested in insured municipal securities.

     Currently, the only difference in investment policies between National II and National is that National may invest without limit in securities subject to the AMT for certain taxpayers while National II invests principally in securities exempt from the AMT. As the number of investors subject to the AMT has increased, National has reduced its holdings in AMT-subject securities, and its holdings in these securities have declined from approximately 75% in 2000 to approximately 13% at the end of 2007. The Adviser does not anticipate a significant increase in these investments. In addition, the Adviser believes that its ability to generate higher distribution yields for all shareholders should offset the value to National II's shareholders of investing only in AMT-exempt securities. If National II and National were combined as of January 7, 2009, 10.49% of the combined Portfolio would be subject to the AMT, and if all three Portfolios were combined as of January 7, 2009, 13.30% of the combined Portfolio would be subject to the AMT. As the following table illustrates, National II shareholders subject to the AMT would receive a higher after-tax distribution yield than National II would provide if the National II Acquisition occurs or if both Acquisitions occur:

                                                     After-Alternative Minimum
                                                       Tax Distribution Yield*
                                                   -----------------------------

National II                                                    4.03%
National Portfolio                                             5.03%
National Portfolio (National II Acquisition Alone)
   (Before Tax) (pro forma)                                    4.86%

National Portfolio (National II Acquisition Alone)
    (After Tax) (pro forma)                                    4.72%

All Three Combined Portfolio (Before Tax) (pro forma)          4.96%

All Three Combined Portfolio (After Tax) (pro forma)           4.78%

* After-tax distribution yields are estimates, which are based on the highest alternative minimum tax rates, and do not reflect the impact of state and local taxes. Actual after-alternative minimum tax distribution yields depend on an individual investor's tax situation and are likely to differ from those shown.

     A more detailed comparison of the investment strategies and policies of the Portfolios is provided in Appendix B. You can find additional information on the Portfolios in the SAI.

     As a result of the previously discussed repeal of relevant Florida state taxation, Florida and National share many characteristics. As of October 31, 2008, more than 55% of the bonds held by Florida were also held by National. The remainder of Florida's portfolio has general characteristics similar to that of National's. Consequently, a combination of these Portfolios' holdings will not significantly alter the credit quality, maturities and sector exposure of National's portfolio holdings and the Adviser does not expect that there will be any significant repositioning as a result of the Acquisition. On the other hand, the shareholders of Florida would benefit from increased diversification and slightly better credit quality.

     As a result of previously discussed declines in the credit quality of most bond insurers, insured bonds are valued in the market primarily with reference to the credit quality of the issuer with little, if any, value geing ascribed to the insurance component. Consequently, a combination of National II's and National's holdings will not significantly alter National's credit quality or other portfolio characteristics. Therefore, the Adviser does not anticipate any significant portfolio repositioning as a result of the Acquisitions. National will be the accounting survivor after the consummation of the Acquisitions.

Principal Risks

     Each Portfolio is subject to market risk, municipal market risk, interest rate risk, credit risk, inflation risk and derivatives risk. A description of each of these risks is provided in Appendix D.

Federal Income Tax Consequences

     No gain or loss will be recognized by the Acquired Portfolios or their shareholders as a result of the Acquisitions. The aggregate tax basis of the shares of National received by a shareholder of the Acquired Portfolios (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of the Acquired Portfolios. The holding period of the shares of National received by a shareholder of the Acquired Portfolios (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of the Acquired Portfolios held by the shareholder, provided that such shares are held as capital assets by the shareholder of the Acquired Portfolios at the time of the Acquisitions. The holding period and tax basis of each asset of the Acquired Portfolios in the hands of National as a result of the Acquisitions will be the same as the holding period and tax basis of each such asset in the hands of the Acquired Portfolios prior to the Acquisitions. Provided that National II shares and Florida shares surrendered constitute capital assets in the hands of the shareholder, such gain or loss realized by the shareholder will be capital gain or loss upon disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Portfolios. It is a condition to the closing of the Acquisitions that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service.

     National II has capital loss carryforwards of approximately $420,000 or $.03 per share, Florida has capital loss carryforwards of approximately $3.5 million or $.21 per share, and National Portfolio has capital loss carryforwards of approximately $23.5 million or $.43 per share. The combined Portfolio will, as a result of the Acquisitions, have capital loss carryforwards of approximately $26.9 million or $.38 per share. The capital loss carryforwards available to National II's and Florida's shareholders will increase significantly and those available to National's shareholders will decrease slightly. This decrease should have no practical effect since it is unlikely that National would generate sufficient gains to use all of its capital loss carryforwards before their expiration. Although not anticipated, the Acquired Portfolios, prior to the closing of the Acquisition, will determine if additional distributions are necessary and will declare a distribution to the Acquired Portfolio shareholders which, together with all previous distributions, will have the effect of distributing to the Acquired Portfolio shareholders all of the Acquired Portfolio's investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

     Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in "Information about the Transactions".

Comparison of Distribution and Purchase Procedures

     The distribution and purchase procedures of the Portfolios are identical, except that National offers an additional class of shares, Advisor Class shares, which are available generally only to fee-based programs and certain defined contribution employee benefit plans. The shares of each Portfolio are offered to a broad range of investors. Class A shares of each Portfolio are sold with an initial sales load of up to 4.25% for purchases of less than $1,000,000. Class B shares are available at NAV without an initial sales charge. Your investment, however, is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. Class C shares are also available at NAV without an initial sales charge. Your investment, however, is subject to a 1% CDSC if you redeem your shares within one year. Advisor Class shares of National may be purchased through a financial adviser at NAV.

     The CDSCs applicable to shares of the Acquired Portfolios will continue to apply to National shares issued in the Acquisitions. The CDSC period will be calculated from the date of the original purchase of the Acquired Portfolio shares. Class B shares of the Acquired Portfolios will convert to Class A shares after six years.

     Each Portfolio's Class A shares have a .30% distribution (Rule 12b-1) fee. The Class B and Class C shares of each Portfolio have a 1.00% distribution fee. The shares of each Portfolio may be exchanged for comparable classes of shares of other AllianceBernstein mutual funds. More information on distribution and purchase procedures of National is provided in Appendix E.

Service Providers

     The Portfolios have the same service providers, which will continue in their capacity after the Acquisitions, with one exception. State Street Bank & Trust Company, which is the custodian for National II and National, will serve in that capacity after the Acquisitions in lieu of Florida's current custodian, which is The Bank of New York Mellon.

Comparison of Business Structures

     Muni Income, of which National II and National are each a series, is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. Muni Income II, of which Florida is a series, is organized as a Massachusetts business trust and is governed by its Agreement and Declaration of Trust, Bylaws and Massachusetts law. For more information on the comparison of the business structure of the Portfolios, see Appendix F.

                       INFORMATION ABOUT THE TRANSACTIONS

Introduction

     This Prospectus/Proxy Statement is provided to you to solicit your proxy for exercise at the Meeting to approve the acquisition of the assets and assumption of the liabilities of each Acquired Portfolio by National and the subsequent termination of the Acquired Portfolios. The Meeting will be held at 1345 Avenue of the Americas, [____] Floor, New York, New York 10105 at [_______], Eastern Time, on May 21, 2009. This Prospectus/Proxy Statement, the accompanying Notice of the Joint Special Meeting of Shareholders and the enclosed Proxy Card are being mailed to shareholders of the Acquired Portfolios on or about March 31, 2009.

Description of the Plans

     As provided in each Plan, National will acquire all the assets and assume all the liabilities of the applicable Acquired Portfolio at the effective time of the Acquisition (the "Effective Time"). In return, National will issue, and the Acquired Portfolio will distribute to its shareholders, a number of full and fractional shares of National, determined by dividing the net value of all the assets of the Acquired Portfolio by the NAV of one share of National. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Portfolio. The Plans provide that shareholders of the Acquired Portfolios will be credited with shares of National corresponding to the aggregate NAV of each Acquired Portfolio's shares that the shareholder holds of record at the Effective Time.

     Following the distribution of National shares, each Acquired Portfolio will redeem its outstanding shares, wind up its affairs, cease operations, and dissolve as soon as is reasonably possible after the Acquisition. In the event an Acquisition does not receive the required shareholder approval, the applicable Portfolio will continue its operations and its Board will consider what future action, if any, is appropriate.

     The projected expenses of the Acquisitions, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $140,000 for the National Acquisition and $140,000 for the Florida Acquisition. The projected expenses will be borne by each of National II and Florida, respectively, although, due to the Adviser's expense limitation undertakings, these expenses will ultimately be borne by the Adviser.

     The Acquisitions are expected to occur in the second quarter of 2009. Each Acquisition is conditioned upon approval of the Plan by the shareholders of the applicable Portfolio and each such Portfolio satisfying the terms of the applicable Plan. Under applicable legal and regulatory requirements, none of Acquired Portfolio's shareholders will be entitled to exercise objecting shareholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Plan to which their Portfolio is a party.

     Completion of the Acquisition of National II is subject to certain conditions set forth in the National II Plan. The Directors of Muni Income may terminate the Plan under certain circumstances. Among other circumstances, the Directors may terminate the Plan upon a determination that proceeding with the Plan is not in the best interests of a Portfolio or its shareholders.

     Completion of the Acquisition Florida is subject to certain conditions set forth in the Florida Plan, some of which may be waived by a party to the Plan. The Plan may be amended in any mutually agreed manner, except that no amendment may be made subsequent to the Meeting that materially alters the obligations of either party. The parties to each Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Directors or Trustees that proceeding with the Plan is not in the best interests of a Portfolio or its shareholders.

     A copy of a form of each of the Plans is attached as Appendix G and Appendix H.

Reasons for the Acquisitions

     At the Board Meetings, the Adviser recommended that the Directors approve and recommend to the Acquired Portfolios' shareholders for their approval each of the Plans and Acquisitions. The Directors considered the factors discussed below from the point of view of the interests of each Acquired Portfolio and its shareholders separately. After careful consideration, the Directors (including all Directors who are not "interested persons" of the Funds, the Adviser or its affiliates), on behalf of the Acquired Portfolios, determined that the Acquisitions would be in the best interests of each Acquired Portfolio and that the interests of existing shareholders of the Portfolios would not be diluted as a result of the Acquisitions. The Directors have unanimously approved the Plans and Acquisitions and recommended that the shareholders of each Acquired Portfolio vote in favor of the applicable Acquisition by approving the Plans.

     The Adviser presented the following reasons in favor of the Acquisitions:

     Florida

          o The Adviser discussed with the Directors that Florida and National pursue the same investment objective of achieving the highest level of current income, exempt from federal taxation, that is available without assuming what the Adviser believes to be undue risk. Florida has an additional investment objective of achieving income exempt from Florida state taxation and related fundamental investment policy, which has been mooted by the repeal of any such taxation. Florida has no state income tax and its intangibles tax was repealed in 2007. The Adviser noted that since the repeal of the Florida intangibles tax, the universe of eligible portfolio securities for Florida and National has become identical. The Adviser believes that combining the relatively small Florida with the larger National will result in a more efficient investment opportunity with lower expenses. As of October 31, 2008, the net assets of National and Florida were $482 million and $150 million, respectively.

          o The Adviser also discussed with Directors that, as a result of the Acquisition, Florida's shareholders would enjoy an immediate expense ratio reduction of 0.03% on a net basis, from 0.78% to 0.75% (and 0.09% on a gross basis, from 0.98% to 0.89%) and, if both Acquisitions occur, 0.11% on a gross basis, from 0.98% to 0.87%. In the Adviser's view, the benefit of this cost savings, together with the greater diversification shareholders of Florida will achieve as a result of the Acquisition(s) and a slight improvement in credit quality, outweighs a resulting reduction in Florida's yield. If the Portfolios were to be combined as of January 7, 2009, the yields on Class A shares would be current Florida yield, 5.36%, Florida combined with National yield, 5.12% and all three Portfolios combined yield, 4.96%.

          o The Adviser also discussed with the Directors that Florida and National have considered the same investment universe since January 1, 2007, the effective date of the repeal of the Florida intangibles tax. As a result, the two Portfolios have gradually come to share many characteristics, although there are still substantial differences. As of October 31, 2008, more than 55% of the bonds held by Florida were also held by National. The remainder of Florida's portfolio has general characteristics similar to that of National's. As a result, the Acquisition is not anticipated to cause significant change to the credit quality, maturities or sector exposure of National's portfolio holdings; consequently, the Adviser does not expect that there will be any significant portfolio repositioning as a result of the Acquisition. If the Acquisition were to occur as of November 30, 2008, National's exposure to bonds issued in Florida would double from 9% to approximately 18%. Of this 18%, however, approximately 6% represents bonds that rely on guarantees from federal agencies or that have non-Florida-specific obligors, such as pre-refunded bonds secured by U.S. government securities. The Adviser also noted that none of the Florida-specific bonds is directly exposed to the state's credit. Consequently, the Adviser believes that the combined portfolio will be adequately diversified.

          o The Adviser noted that the performance of National over the last ten years does not compare favorably to that of Florida, but the two Portfolios were classified in different Lipper universes during this time, reflecting their differences in mandate. However, because the pool of eligible portfolio securities for both Portfolios is now identical, the Adviser expects that the two Portfolios should perform similarly going forward.

     National II

          o The Adviser discussed with the Directors that, like Florida, National II is a smaller fund than National and has a higher expense ratio. The Adviser believed that combining the relatively small National II with the larger National would result in a more efficient investment opportunity with lower expenses. As of October 31, 2008, the net assets of National and National II were $482 million and $142 million, respectively.

          o The Adviser also discussed with Directors that, as a result of the Acquisition, National II's shareholders would enjoy an immediate expense ratio reduction of 0.29% on a net basis, from 1.04% to 0.75% (and 0.17% on a gross basis, from 1.06% to 0.89%)
               and, if both Acquisitions occur, 0.19% on a gross basis, from 1.06% to 0.87%.

          o The Adviser also discussed with the Directors that National II commenced operations in December 1986 as the "Alliance High Bracket Tax-Free Portfolio" (the "High Bracket Portfolio") of "Alliance Tax-Free Income Fund," later AllianceBernstein Municipal Income Fund, Inc. The High Bracket Portfolio invested principally in municipal securities exempt from the AMT. In 1988, the Portfolio's shareholders adopted a fundamental investment policy requiring the Portfolio to invest at least 65% of its assets in insured municipal securities. The Portfolio's name was changed to "Insured National" at that time. As a result of the adoption of the 1940 Act Rule 35d-1, the so-called "Names Rule," the Directors approved a non-fundamental investment policy in 2001 requiring Insured National to invest at least 80% of its total assets in insured municipal securities. In 2005, the Portfolio's shareholders voted to eliminate Insured National's fundamental policy regarding insurance, and in September 2008, the Directors eliminated the Portfolio's non-fundamental policy regarding insurance and changed its name to "National Portfolio II". Those last modifications took effect on December 1, 2008.

          o The Adviser also discussed with Directors that both National and National II pursue the same investment objective of achieving the highest level of current income, exempt from federal taxation that is available without assuming what the Adviser believes to be undue risk. The Adviser noted that the investment policies and restrictions of National and National II differ in only one principal respect. National may invest without limit in securities subject to the AMT for certain taxpayers; National II invests principally in securities exempt from the AMT. The Adviser noted that, for six of the last ten calendar years, National has outperformed National II. During occasional periods of stress for lower-rated bonds, insured bonds have performed well. In the Adviser's view, the average annual total return favors National II, because of the poor performance of the credit markets in 2008. However, the Adviser believes the flexibility for National to buy lower-rated bonds will provide stronger risk-adjusted returns in the future.

          o The Adviser also discussed its expectation that the combination of National's and National II's holdings will not require significant repositioning. As a result of the decline in the credit quality of most bond insurers, insured municipal bonds are valued in the market primarily with reference to the credit quality of the issuer, with little, if any, value being ascribed to the insurance component. Consequently, the Adviser does not expect a combination of the Portfolios' holdings to significantly alter National's credit quality or other portfolio characteristics.

     At the Board Meetings, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

          o the current asset levels of the Portfolios and the pro forma asset levels of the combined Portfolio;

          o    the historical investment performance of the Portfolios;

          o that the portfolio managers of the Portfolios with the most significant responsibility for the day-to-day management of, and investment decisions for, the Portfolios are the same and will continue in that role for the combined Portfolio;

          o that National II has capital loss carryforwards of approximately $420,000 or $0.03 per share and Florida has capital loss carryforwards of approximately $3.5 million or $0.21 per share, and National has capital loss carryforwards of approximately $23.5 million or $0.43 per share and that the combined Portfolio will, as a result of the Acquisitions, have capital loss carryforwards of approximately $26.0 million or $.38 per share, which means that the capital loss carryforwards available to National II's and Florida's shareholders will increase significantly and those available to National's shareholders will decrease slightly, and the Adviser's view that such decrease should have no practical impact because it is unlikely that National would generate sufficient capital gains to utilize all of its capital loss carryforwards before their expiration;

          o the form of the Plans and the terms and conditions of the Acquisitions;

          o the fact that the Portfolios have identical advisory fee schedules and pay advisory fees at the same rate;

          o whether the Acquisitions would result in the dilution of shareholders' interests;

          o the portfolio characteristics of National, National II and Florida;

          o the number of shareholder accounts and average account sizes of the Portfolios, which indicate that National's costs for maintaining shareholder accounts for the combined Portfolio will not be adversely affected by the Acquisitions;

          o that no changes in service providers will result from the Acquisitions, except that The Bank of New York Mellon currently serves as Florida's custodian, while State Street Bank and Trust Company is National's custodian and will continue to serve in that capacity after the Acquisition;

          o the benefits of the Acquisitions to persons other than the Acquired Portfolios and their shareholders, in particular, the Adviser, which would benefit from the elimination of monitoring and administrating the smaller Florida and National II;

          o the fact that National will assume all the liabilities of the Acquired Portfolios;

          o    the expected federal income tax consequences of the Acquisitions;

          o the Adviser's representation that none of the financial information presented to the Directors had changed materially since October 31, 2008;

          o the costs of the Acquisitions, which will be borne by National II and Florida but which, due to the Adviser's expense limitation undertaking with respect to National, the Adviser will ultimately bear; and

          o the fact that the Adviser has agreed to indemnify National for a three-year period against any liability not disclosed or not reflected in the respective NAVs of the Acquired Portfolios at the time of the Acquisitions, to reimburse National for any reasonable legal or other costs and expenses in connection with investigating any such liability, and to continue certain insurance coverage for a six-year period.

     Also at the Board Meetings, the Directors of Muni Income, on behalf of National, approved the proposed Plans. No vote of shareholders of National is required in connection with the Acquisitions.

Description of Securities to be Issued

     o    National II Acquisition

     Under the National II Plan, National will issue additional shares of its Class A, Class B and Class C common stock for distribution to National II. Under Muni Income's Charter and Bylaws, National may issue up to 3,000,000,000 shares of common stock, par value $0.001 per share, for each of these Classes.

     When the Acquisition of National II by National is consummated, holders of Class A, Class B and Class C shares of National II will receive corresponding class shares of National having an aggregate NAV equal to the aggregate NAV of the shareholder's shares in National II.

     o    Florida Acquisition

     Under the Florida Plan, National will issue additional shares of its Class A, Class B and Class C common stock for distribution to Florida. Under Muni Income's Charter and Bylaws, National may issue up to 3,000,000,000 shares of common stock, par value $0.001 per share, for each of these Classes.

     When the Acquisition of Florida by National is consummated, holders of Class A, Class B and Class C shares of Florida will receive corresponding class shares of National having an aggregate NAV equal to the aggregate NAV of the shareholder's shares in Florida.

     Each share of National represents an equal proportionate interest with other shares of National. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to National as authorized by the Directors. Shares of National entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of National received by the Acquired Portfolios in the Acquisitions will be issued at NAV without a sales charge, fully paid and non-assessable.

Dividends and Other Distributions

     On or before the Closing Date, as defined in the Plans, each Acquired Portfolio will, if necessary, declare and pay as a distribution substantially all of its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions as applicable to maintain its treatment as a regulated investment company.

Acquired Portfolio Stock Certificates

     After a Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of an Acquired Portfolio will not receive, upon surrender of the certificate, a certificate representing the number of National shares distributable as a result of an Acquisition since National will not issue certificates representing National shares in connection with the Acquisitions. Ownership of National's shares will be shown on the books of National's transfer agent. If you currently hold certificates representing shares of National II or Florida, it is not necessary to surrender the certificates.

Federal Income Tax Consequences

     Subject to certain stated assumptions contained therein, each Acquired Portfolio will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that an Acquired Portfolio and National will each be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) a shareholder of an Acquired Portfolio will recognize no gain or loss on the exchange of the shareholder's shares of the Acquired Portfolio solely for shares of National;
(iii) neither an Acquired Portfolio nor National will recognize any gain or loss upon the transfer of all of the assets of an Acquired Portfolio to National in exchange for shares of National and the assumption by National of the liabilities of an Acquired Portfolio pursuant to a Plan or upon the distribution of shares of National to shareholders of an Acquired Portfolio in exchange for their respective shares of an Acquired Portfolio; (iv) the holding period and tax basis of the assets of an Acquired Portfolio acquired by National will be the same as the holding period and tax basis that the Acquired Portfolio had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of National received in connection with an Acquisition by each shareholder of an Acquired Portfolio (including any fractional share to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor; (vi) the holding period of shares of National received in connection with an Acquisition by each shareholder of an Acquired Portfolio (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of the Acquired Portfolio surrendered in exchange therefor, provided that such Acquired Portfolio shares constitute capital assets in the hands of the shareholder as of the Closing Date; and (vii) National will succeed to the capital loss carryovers of an Acquired Portfolio, if any, under section 381 of the Code, but the use by National of any such capital loss carryovers (and of capital loss carryovers of National) may be subject to limitation under section 383 of the Code. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

     Shareholders of an Acquired Portfolio are encouraged to consult their tax advisers regarding the effect, if any, of an Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of an Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of an Acquisition.

Capitalization Information

     For information on the existing and pro forma capitalization of the Portfolios, see Appendix I.

                        INFORMATION ABOUT THE PORTFOLIOS

     Muni Income, of which National II and National are each a series, is a diversified, open-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 1987. Muni Income II, of which Florida is a series, diversified, open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust in 1993.

Management of the Portfolios

     The Board of Directors of Muni Income and the Board of Trustees of Muni Income II, which are comprised of the same persons, direct the management of the business and affairs of the Portfolios. Each Board approves all significant agreements between the respective Portfolio and persons or companies furnishing services to it, including a Portfolio's agreements with the Adviser, custodian and transfer and dividend disbursing agent. The day-to-day operations of a Portfolio are delegated to its officers and the Portfolio's administrator, subject to the Portfolio's investment objective and policies and to general supervision by the Directors. Subsequent to the consummation of the Acquisitions, the directors and officers of National will continue to serve as the directors and officers of the combined Portfolio.

     The investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are Michael G. Brooks, Fred S. Cohen, Robert B. (Guy) Davidson III and Terrance T. Hults. Messrs. Brooks, Cohen, Davidson and Hults are Senior Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current positions since prior to 2004.

     Subsequent to the consummation of the Acquisition, Messrs. Brooks, Cohen, Davidson and Hults will be primarily responsible for day-to-day management of the combined Portfolio. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio manager's ownership of securities in the Portfolios.

Advisory Agreement and Fees

     Each Portfolio's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2008 totaling more than $462 billion (of which over $65 billion represented the assets of investment companies). As of December 31, 2008, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 49 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 36 registered investment companies managed by the Adviser, comprising 104 separate investment portfolios, currently have approximately 4.0 million shareholder accounts. The Adviser also serves as administrator for each Portfolio.

     Under the Funds' respective advisory agreements with the Adviser with respect to the Portfolios (the "Advisory Agreements"), the Adviser provides investment advisory services and order placement facilities for the Portfolios and pays all compensation of directors and officers of the Portfolios who are affiliated persons of the Adviser. Under the Advisory Agreement, each Portfolio pays the Adviser an advisory fee at an annual rate of .45% of its average daily net assets.

     The Advisory Agreement, by its terms, continues in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Directors of the Funds who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Directors' approval of the Advisory Agreements is available in the Semi-Annual Report to Shareholders for National II, Florida and National for the six-month period ended April 30, 2008, March 31, 2008 and April 30, 2008, respectively.

     The Adviser is the subject of certain legal proceedings relating to the AllianceBernstein Mutual Funds and a discussion of those proceedings is presented in Appendix J.

Administrator

     The Adviser serves as administrator and performs standard administration services for the Portfolios. Each of the Portfolios reimburses the Adviser for its costs incurred for providing administrative services. For the most recently completed fiscal years ended October 31, 2008, these reimbursements amounted to ..07% and .02% for National II and National, respectively. For the most recently completed fiscal year ended September 31, 2008, the reimbursement amounted to ..05% for Florida.

Distributor

     AllianceBernstein Investments, Inc. ("ABI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios' shares. Under a Distribution Services Agreement, adopted under each Portfolio's Rule 12b-1 plan, each Portfolio pays distribution and service fees to the Distributor at an annual rate of up to .30% of each Portfolio's average daily net assets attributable to their Class A shares and up to 1.00% of each Portfolio's average daily net assets attributable to their Class B and Class C shares. The Distribution Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Service Providers

     The Portfolios have the same service providers, which will continue in their capacity after the Acquisitions, with one exception. State Street Bank & Trust Company, which is the custodian and accounting agent for National and National II, will serve in that capacity after the Acquisitions in lieu of Florida's current custodian and accounting agent, which is The Bank of New York Mellon.

                               VOTING INFORMATION

     The Directors of the Funds have fixed the close of business on March 31, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. Appendix K to this Prospectus/Proxy Statement lists the total number of shares outstanding as of that date for each class of each Acquired Portfolio entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of each Portfolio, and contains information about the executive officers and Directors of the Funds and their shareholdings in the Portfolios.

     Those shareholders who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free 1-866-412-8384. Owners of shares held through a broker or nominee (who is the shareholder of record for those shares) should follow directions provided to the shareholder by the broker or nominee to submit voting instructions. Instructions to be followed by a shareholder of record to submit a proxy via telephone, including use of the Control Number on the shareholder's Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone should not also return a Proxy Card. A shareholder of record may revoke that shareholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone, as indicated above), or by personally attending and voting at the Meeting.

     Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote).

     Approval of the Acquisition for National II requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act. Under the 1940 Act, a vote of the holders of a majority of the outstanding voting securities of a Portfolio means the vote of the holders of the lesser of: (i) 67% or more of the outstanding shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Approval of the Acquisition for Florida requires the affirmative vote of the holders of not less than a majority of the outstanding voting securities of the Portfolio.

     Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Acquisition. If any proposal, other than the Acquisition, to be voted on by the shareholders of each Fund properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

     A quorum for the transaction of business by the shareholders of National II at the Meeting will consist of the presence in person or by proxy of the holders of one-third of the shares of National II entitled to vote at the Meeting. A quorum for the transaction of business by the shareholders of Florida at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares of Florida entitled to vote at the Meeting. In the event that a quorum is not represented at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Directors on the Acquisition are not timely received, the Chairman of the Board of Directors and the Chairman of the Board of Trustees, as applicable, may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting with no other notice than announcement at the Meeting, up to 120 days after the Record Date, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Acquisition will be voted against adjournment.

     National II and Florida have engaged [_______________] (the "Proxy Solicitor"), [____________________________], to assist in soliciting proxies for the Meeting. The Proxy Solicitor will receive a fee of $[_________] and $[_________] for its solicitation services for National II and Florida, respectively, plus reimbursement of out-of-pocket expenses.

                                  LEGAL MATTERS

     The validity of the shares of National offered hereby will be passed upon for National II and Florida by Seward & Kissel LLP.

                                     EXPERTS

     The audited financial statements and financial highlights in the Prospectus/Proxy Statement and the SAI have been included in reliance on the reports of Ernst & Young LLP, 5 Times Square, New York, New York, 10036, the independent registered public accounting firm for the Portfolios, given on its authority as an expert in auditing and accounting.

                              FINANCIAL HIGHLIGHTS

     Financial highlights information for National is available at Appendix L.

         THE DIRECTORS OF MUNI INCOME AND THE TRUSTEES OF MUNI INCOME II
                           UNANIMOUSLY RECOMMEND THAT
          YOU VOTE FOR THE ACQUISITION OF THE ASSETS AND LIABILITIES OF
    YOUR PORTFOLIO BY ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.-NATIONAL
                                    PORTFOLIO

                                   APPENDIX A

                                    FEE TABLE

     The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Portfolios. The tables allow you to compare the sales charges, expenses of each Portfolio and estimates for the combined Portfolio in its first year following the Acquisition. The tables also include Annual Portfolio Operating Expenses and Expense Examples on a pro forma combined basis.

Shareholder Fees
(fees paid directly from your investment)

                                                               National II          National II         National II
                                                                 Florida              Florida             Florida
                                                                National             National            National
                                                                 Class A              Class B             Class C
                                                           -------------------  ------------------   --------------------
                                                                National             National            National
                                                           (pro forma Class A)  (pro forma Class B)    (pro forma Class C)
                                                           -------------------  -------------------  --------------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                          4.25%(a)             None               None

Maximum Deferred Sales Charge (Load)
   (as a percentage of original purchase price or
   redemption proceeds, whichever is lower)                      None(a)              3.00%(a)(b)        1.00%(a)(c)

Exchange Fee                                                     None                 None               None

(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, 1%, 1-year contingent deferred sales charge or CDSC may apply to Class A shares. CDSCs for Class A, Class B and Class C shares may also be subject to waiver in certain circumstances.
(b) Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.
(c)  For Class C shares, the CDSC is 0% after the first year.

Annual Portfolio Operating Expenses+
(expenses that are deducted from Portfolio assets)

                                                              Class A
                                                              -------



                                                                                                                Total Pro
                                                                          Pro Forma          Pro Forma           Forma
                                                                         Combined of        Combined of         Combined
                                                                         National II          Florida            of All
                      National II       Florida        National         into National       into National       Portfolios
                      -----------       --------     ------------       -------------       -------------     -------------
Management Fees          .45%            .45%              .45%             .45%                 .45%                .45%

Distribution
   and/or
   Service
   (12b-1) Fees          .30%            .30%              .30%             .30%                 .30%                .30%
Other Expenses
      Transfer
         Agent           .05%            .03%              .05%             .05%                 .05%                .05%
      Other
         Expenses        .27%            .18%              .11%             .09%                 .09%                .07%
                      -----------       --------     ------------       -------------       -------------     -------------
Total Other
   Expenses              .32%            .21%              .16%             .14%                 .14%                .12%
                      -----------       --------     ------------       -------------       -------------     -------------
Total Portfolio
   Operating
   Expenses             1.07%             .96%             .91%             .89%                 .89%                .87%
                      -----------       --------     ------------       -------------       -------------     -------------
                      -----------       --------     ------------       -------------       -------------     -------------
Waiver and/or
   Expense
   Reimbursement        (.03)%(a)        (.18)%(b)        (.16)%(c)        (.14)%               (.14)%              (.12)%
                      -----------       --------     ------------       -------------       -------------     -------------
Net Expenses            1.04%             .78%             .75%(d)          .75%                 .75%                .75%
                      -----------       --------     ------------       -------------       -------------     -------------
                      -----------       --------     ------------       -------------       -------------     -------------



                                                              Class B
                                                              -------


                                                                                                                Total Pro
                                                                          Pro Forma          Pro Forma           Forma
                                                                         Combined of        Combined of         Combined
                                                                         National II          Florida            of All
                      National II       Florida        National         into National       into National       Portfolios
                      -----------       --------     ------------       -------------       -------------     -------------
Management Fees          .45%             .45%             .45%              .45%                 .45%                .45%
Distribution
   and/or
   Service
   (12b-1) Fees         1.00%            1.00%             1.00%            1.00%                1.00%               1.00%
Other Expenses
      Transfer
         Agent           .07%             .06%              .07%             .07%                 .07%                .07%
      Other
         Expenses        .27%             .18%              .11%             .09%                 .09%                .07%
                      -----------       --------     ------------       -------------       -------------     -------------
Total Other
   Expenses              .34%             .24%              .18%             .16%                 .16%                .14%
                      -----------       --------     ------------       -------------       -------------     -------------
Total Portfolio
   Operating
   Expenses             1.79%            1.69%             1.63%            1.61%                1.61%               1.59%
                      -----------       --------     ------------       -------------       -------------     -------------
                      -----------       --------     ------------       -------------       -------------     -------------
Waiver and/or
   Expense
   Reimbursement        (.05)%(a)       (.21)%(b)       (.18)%(c)          (.16)%               (.16)%              (.14)%
                      -----------       --------     ------------       -------------       -------------     -------------
Net Expenses            1.74%             1.48%          1.45%(d)           1.45%                1.45%               1.45%
                      -----------       --------     ------------       -------------       -------------     -------------
                      -----------       --------     ------------       -------------       -------------     -------------



                                                              Class C
                                                              -------

                                                                                                                Total Pro
                                                                          Pro Forma          Pro Forma           Forma
                                                                         Combined of        Combined of         Combined
                                                                         National II          Florida            of All
                      National II       Florida        National         into National       into National       Portfolios
                      -----------       --------     ------------       -------------       -------------     -------------
Management Fees          .45%            .45%              .45%             .45%                 .45%                .45%
Distribution
   and/or
   Service
   (12b-1) Fees         1.00%            1.00%             1.00%            1.00%               1.00%               1.00%
Other Expenses
      Transfer
         Agent           .06%            .03%              .06%             .06%                 .06%                .06%
      Other
         Expenses        .27%            .19%              .10%             .09%                 .09%                .07%
                      -----------       --------     ------------       -------------       -------------     -------------
Total Other
   Expenses              .33%            .22%              .16%             .15%                 .15%                .13%
                      -----------       --------     ------------       -------------       -------------     -------------
Total Portfolio
   Operating
   Expenses             1.78%            1.67%            1.61%            1.60%                1.60%               1.58%
                      -----------       --------     ------------       -------------       -------------     -------------
                      -----------       --------     ------------       -------------       -------------     -------------
Waiver and/or
   Expense
   Reimbursement        (.04)%(a)       (.19)%(b)       (.16)%(c)         (.15)%               (.15)%              (.13)%
                      -----------       --------     ------------       -------------       -------------     -------------
Net Expenses             1.74%           1.48%           1.45%(d)          1.45%                1.45%               1.45%
                      -----------       --------     ------------       -------------       -------------     -------------
                      -----------       --------     ------------       -------------       -------------     -------------

+ The expenses of the Acquisitions will be borne by each of National II and Florida, respectively, although, due to the Adviser's expense limitation undertakings, these expenses will ultimately be borne by the Adviser.
(a) The Adviser has contractually agreed to waive a portion of its advisory fees and/or reimburse the Portfolio for a portion of its operating expenses. This waiver extends through October 31, 2009 and may be extended by the Adviser for additional one-year terms.
(b) The Adviser has contractually agreed to waive a portion of its advisory fees and/or reimburse the Portfolio for a portion of its operating expenses. This waiver extends through September 30, 2009 and may be extended by the Adviser for additional one-year terms.
(c) Effective January 1, 2009, the Adviser has contractually agreed to waive its fees and bear certain expenses so that total operating expenses of the Portfolio do not exceed .75% for Class A shares, 1.45% for Class B shares and 1.45% for Class C shares. This contractual agreement extends through October 31, 2009 and may be extended by the Adviser for additional one-year terms.
(d)  Expense information has been restated to reflect current fees.

EXAMPLE

     The Examples are to help you compare the cost of investing in each Portfolio with the cost of investing in the combined Portfolio on a pro forma combined basis. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested.

                                   National II
                                   -----------


                    Class A      Class B+   Class B++    Class C+     Class C++
                    -------      --------   ---------    --------     ---------
After 1 Year        $   527      $   477    $   177      $   277      $   177
After 3 Years*      $   748      $   658    $   558      $   556      $   556
After 5 Years*      $   987      $   965    $   965      $   960      $   960
After 10 Years*     $ 1,672      $ 1,737    $ 1,737      $ 2,090      $ 2,090

                                     Florida
                                     -------

                    Class A      Class B+   Class B++    Class C+     Class C++
                    -------      --------   ---------    --------     ---------
After 1 Year        $   501      $   450    $   150       $  250       $   150
After 3 Years*      $   700      $   611    $   511       $  507       $   507
After 5 Years*      $   916      $   896    $   896       $  888       $   488
After 10 Years*     $ 1,535      $ 1,605    $ 1,605       $ 1,957      $ 1,957

                                    National
                                    --------


                    Class A      Class B+   Class B++    Class C+     Class C++
                    -------      --------   ---------    --------     ---------
After 1 Year        $   498      $   447    $   147      $   247      $   147
After 3 Years*      $   687      $   596    $   496      $   492      $   492
After 5 Years*      $   892      $   868    $   868      $   860      $   860
After 10 Years*     $ 1,481      $ 1,546    $ 1,546      $ 1,895      $ 1,895


                              National (pro forma)
                              ---------------------


                    Class A      Class B+   Class B++    Class C+     Class C++
                    -------      --------   ---------    --------     ---------
After 1 Year        $   500      $   450    $   150      $   250      $   150
After 3 Years*      $   681      $   590    $   490      $   488      $   488
After 5 Years*      $   877      $   855    $   855      $   850      $   850
After 10 Years*     $ 1,443      $ 1,504    $ 1,504      $ 1,869      $ 1,869


+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.
* These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse portfolio operating expenses is not extended beyond its current period.

     The pro forma combined Examples detailed above assume that both Acquisitions occur. The tables below present the pro forma combined Examples assuming in each case that only one of the Acquired Portfolios approved the Acquisition.

     If only the Acquisition of National II were to occur, the Examples of National on a pro forma combined basis would be as follows:

                              National (pro forma)
                              --------------------

                    Class A      Class B+   Class B++    Class C+     Class C++
                    -------      --------   ---------    --------     ---------
After 1 Year        $    498     $   448    $   148      $   248      $   148
After 3 Years*      $    683     $   592    $   492      $   490      $   490
After 5 Years*      $    884     $   861    $   861      $   857      $   857
After 10 Years*     $  1,462     $ 1,522    $ 1,522      $ 1,888      $ 1,888


+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.
* These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse portfolio operating expenses is not extended beyond its current period.


      If only the Acquisition of Florida were to occur, the Examples of National on a pro forma combined basis would be as follows:

                              National (pro forma)
                              --------------------

                    Class A      Class B+   Class B++    Class C+     Class C++
                    -------      --------   ---------    --------     ---------
After 1 Year        $   498      $   448    $   148      $   248      $   148
After 3 Years*      $   683      $   592    $   492      $   490      $   490
After 5 Years*      $   884      $   861    $   861      $   857      $   857
After 10 Years*     $ 1,462      $ 1,522    $ 1,522      $ 1,888      $ 1,888


+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.

++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.

* These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse portfolio operating expenses is not extended beyond its current period.

     The projected post-Acquisition pro forma Annual Portfolio Operating Expenses and Examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of National and the Adviser.

                                   APPENDIX B

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

                       National II              Florida          National
                   ---------------------   -----------------     ---------
Investment         The investment          The investment        Same.(1)
Objective          objective of the        objective of the
                   Portfolio is to earn    Portfolio is to
                   the highest level of    earn the highest
                   current income,         level of current
                   exempt from Federal     income, exempt
                   taxation, that is       from Federal
                   available without       taxation and
                   assuming what the       State of Florida
                   Adviser considers to    taxation, that
                   be undue risk.          is available
                                           without assuming
                                           what the Adviser
                                           considers to be
                                           undue risk.

--------
(1)  "Same" means the same as National II, unless otherwise noted.


                             Investment Policies(2)
--------------------------------------------------------------------------------

(2)  Policies with the notation "F" are fundamental policies.


Status             The Portfolio is a      Same.                 Same.
                   series of an open-end
                   management investment
                   company that is
                   diversified. (F)

Rule 35d-1/80%     The Portfolio invests,  The Portfolio         The Portfolio
Policy             under normal            invests, under        invests, under
                   circumstances, at least normal                normal
                   80% of its net assets   circumstances, at     circumstances,
                   in municipal securities least 80% of its      at least 80% of
                   with interest that is   net assets in         its net assets
                   exempt from federal     municipal             in municipal
                   income tax, including   securities with       securities with
                   the Alternative Minimum interest which is     interest that
                   Tax ("AMT"). (F)        exempt from federal   is exempt from
                                           income tax and at     federal income
                                           least 80% of its      tax. (F)
                                           net assets in
                                           municipal
                                           securities issued
                                           by the State of
                                           Florida or
                                           municipal
                                           securities with
                                           interest that is
                                           otherwise exempt
                                           from Florida income
                                           tax. (F)

Issuer Geography   The Portfolio may       None.                 Same.
Concentration      invest 25% or more of
                   its total assets in
                   municipal securities
                   whose issuers are
                   located in the same
                   state.

AMT Subject        The Portfolio does      The Portfolio         Same as
Bonds              not, and is not         invests, and is       Florida.
                   permitted to, invest    permitted to invest
                   in AMT-subject bonds.   without limit, in
                                           AMT-subject bonds.

Insured            The Portfolio may       Same.                 Same.
Securities         purchase municipal
                   securities that are
                   insured under policies
                   issued by certain
                   insurance companies.

Investment         The Portfolio pursues   Same.                 Same.
Quality            its objective by
                   investing principally
                   in high-yielding,
                   predominantly
                   investment grade,
                   municipal securities.

                   The high tax-free       Same.                 Same.
                   yields sought by the
                   Portfolio are
                   generally obtainable
                   from medium-quality
                   municipal securities
                   rated A or Baa by
                   Moody's, or A or BBB
                   by S&P or Fitch.

Investment         It is expected that     Same.                 Same.
Quality-           normally the
Downgrades         Portfolio will not
                   retain a municipal
                   security downgraded
                   below Caa by Moody's
                   and CCC by S&P and
                   Fitch, an unrated
                   municipal security,
                   determined by the
                   Adviser to have
                   undergone similar
                   credit quality
                   deterioration or a
                   defaulted municipal
                   security. The Adviser
                   may, however, choose
                   to retain such a
                   security if it
                   determines that doing
                   so is in the best
                   interests of the
                   Portfolio and its
                   shareholders;
                   provided, however,
                   that downgraded or
                   defaulted municipal
                   securities will at no
                   time comprise more
                   than 10% of the
                   Portfolio's net
                   assets.

Unrated            Unrated municipal       Same.                 Same.
Securities         securities may be
                   purchased by the
                   Portfolio when the
                   Adviser believes that
                   the financial
                   condition of the
                   issuers of such
                   obligations or the
                   protections afforded
                   by their terms limit
                   risk to a level
                   comparable to that of
                   rated securities that
                   are consistent with
                   the Portfolio's
                   investment policies.

Maturity           The average dollar      Same.                 Same.
                   weighted maturity of
                   securities in the
                   Portfolio will
                   normally range
                   between 10 and 30
                   years.

Illiquid           The Portfolio will      Same.                 Same.
Securities         limit its investment
                   in illiquid
                   securities to no more
                   than 15% of net
                   assets or such other
                   amount permitted by
                   guidance regarding
                   the 1940 Act.

Zero Coupon        The Portfolio may       Same.                 Same.
Securities         invest in zero coupon
                   securities.

Forward            The Portfolio may       Same.                 Same.
Commitments        purchase or sell
                   municipal securities
                   on a forward
                   commitment basis.

Variable and       The Portfolio may       Same.                 Same.
Floating Rage      invest in municipal
Instruments        securities that have
                   fixed, variable,
                   floating or inverse
                   floating rates of
                   interest.

Revenue Bonds      The Portfolio may       Same.                 Same.
                   invest more than 25%
                   of its net assets in
                   revenue bonds.

                   The Portfolio may       Same.                 Same.
                   invest more than 25%
                   of its total assets
                   in securities or
                   obligations that are
                   related in such a way
                   that business or
                   political
                   developments or
                   changes affecting one
                   such security could
                   also affect the
                   others (for example,
                   securities with
                   interest that is paid
                   from projects of a
                   similar type).

Municipal Lease    The Portfolio may       Same.                 Same.
Obligations        invest in municipal
                   lease obligations.

Other Municipal    For temporary           For temporary         Same.
Securities/        defensive purposes to   defensive
Municipal Notes/   attempt to respond to   purposes to
Taxable Cash       adverse market,         attempt to
Investments        economic, political,    respond to
                   or other conditions,    adverse market,
                   the Portfolio may       economic,
                   invest without limit    political, or
                   in other municipal      other
                   securities that are     conditions, the
                   in all other respects   Portfolio may
                   consistent with the     invest without
                   Portfolio's             limit in other
                   investment policies.    municipal
                   For temporary           securities that
                   defensive purposes,     are in all other
                   the Portfolio also      respects
                   may invest without      consistent with
                   limit in high-quality   the Portfolio's
                   municipal notes or      investment
                   variable rate demand    policies. For
                   obligations, or in      temporary
                   taxable cash            defensive
                   equivalents.            purposes, the
                                           Portfolio also
                                           may invest
                                           without limit in
                                           high-quality
                                           municipal notes
                                           or variable rate
                                           demand
                                           obligations, or
                                           in taxable cash
                                           equivalents
                                           (limited to
                                           short-term U.S.
                                           Government
                                           securities or
                                           repurchase
                                           agreements).

Derivatives-       The Portfolio may,      Same.                 Same.
General            but is not required
                   to, use derivates for
                   risk management
                   purposes or as part
                   of its investment
                   strategies.

                   The Portfolio may use   Same.                 Same.
                   derivatives to earn
                   income and enhance
                   returns, to hedge or
                   adjust the risk
                   profile of a
                   portfolio, to replace
                   more traditional
                   direct investments
                   and to obtain
                   exposure to otherwise
                   inaccessible markets.

                   The principal types     Same.                 Same.
                   of derivatives in
                   which the Portfolios
                   invest are options,
                   futures, forwards and
                   swaps.

Swaps              The Portfolio may       Same.                 Same.
                   invest in interest
                   rate swaps,
                   swaptions, caps, and
                   floor transactions
                   and credit default
                   swaps.

                   Each Portfolio that     Same.                 Same.
                   may enter into
                   interest rate swap,
                   swaptions, cap or
                   floor transactions
                   expects to do so
                   primarily for hedging
                   purposes, which may
                   include preserving a
                   return or spread on a
                   particular investment
                   or portion of its
                   portfolio or
                   protecting against an
                   increase in the price
                   of securities the
                   Portfolio anticipates
                   purchasing at a later
                   date. The Portfolio
                   do not intend to use
                   these transactions in
                   a speculative manner.

                   There is no limit on    Same.                 Same.
                   the amount of
                   interest rate
                   transactions that may
                   be entered into by
                   the Portfolio.

Options            Options on futures      Same.                 Same.
                   contracts written or
                   purchased by a
                   Portfolio will be
                   traded on U.S.
                   exchanges and will be
                   used only for hedging
                   purposes.

                   The Portfolio may       Same.                 Same.
                   write covered put and
                   call options and
                   purchase put and call
                   options on municipal
                   securities, U.S.
                   Government securities
                   and financial indices
                   or reference rates.
                   The Portfolio may
                   also enter into
                   options on the yield
                   "spread" or yield
                   differential between
                   securities.

                   The Portfolio may       Same.                 Same.
                   write covered
                   straddles.

Short-Term         Although the            Same.                 Same.
Trading            Portfolio typically
                   has a low turnover
                   rate, the Portfolio
                   may engage in active
                   short-term trading to
                   benefit from yield
                   disparities among
                   different issues of
                   municipal securities,
                   to seek short-term
                   profits during
                   periods of
                   fluctuating interest
                   rates, or for other
                   reasons.

Structured         The Portfolio may       Same.                 Same.
Instruments        invest up to 20% of
                   its total assets in
                   structured
                   instruments.

Repurchase         The Portfolio may       Same.                 Same.
Agreements         enter into repurchase
                   agreements and
                   buy/sell back
                   transactions.

Preferred Stock    The Portfolio may       Same.                 Same.
                   invest in preferred
                   stock.

Other Investment   The Portfolio may       Same.                 Same.
Companies          invest in other
                   investment companies,
                   as permitted by the
                   1940 Act or the rules
                   and regulations
                   thereunder.  The
                   Portfolio intends to
                   invest uninvested
                   cash balances in an
                   affiliated money
                   market fund as
                   permitted by Rule
                   12d1-1 under the 1940
                   Act.

Securities         The Portfolio may       Same.                 Same.
Lending            lend portfolio
                   securities to the
                   extent permitted
                   under the 1940 Act or
                   the rules and
                   regulations
                   thereunder (as such
                   statute, rules or
                   regulations may be
                   amended from time to
                   time) or by guidance
                   regarding,
                   interpretations of,
                   or exemptive orders
                   under, the 1940 Act.

Margin             The Portfolio may not   Same.                 Same.
                   purchase securities
                   on margin, except (i)
                   as otherwise provided
                   under rules adopted
                   by the SEC under the
                   1940 Act or by
                   guidance regarding
                   the 1940 Act, or
                   interpretations
                   thereof, and (ii)
                   that the Portfolio
                   may obtain such
                   short-term credits as
                   are necessary for the
                   clearance of
                   portfolio
                   transactions, and the
                   Portfolio may make
                   margin payments in
                   connection with
                   futures contracts,
                   options, forward
                   contracts, swaps,
                   caps, floors, collars
                   and other financial
                   instruments.

Industry           The Portfolio may not   Same.                 Same.
Compensation       concentrate
                   investments in an
                   industry, as
                   concentration may be
                   defined under the
                   1940 Act or the rules
                   and regulations
                   thereunder (as such
                   statute, rules or
                   regulations may be
                   amended from time to
                   time) or by guidance
                   regarding,
                   interpretations of,
                   or exemptive orders
                   under, the 1940 Act
                   or the rules or
                   regulations
                   thereunder published
                   by appropriate
                   regulatory
                   authorities. (F)

Borrowing          The Portfolio may not   Same.                 Same.
                   issue any senior
                   security (as that
                   term is defined in
                   the 1940 Act) or
                   borrow money, except
                   to the extent
                   permitted by the 1940
                   Act or the rules and
                   regulations
                   thereunder (as such
                   statute, rules or
                   regulations may be
                   amended from time to
                   time) or by guidance
                   regarding, or
                   interpretations of,
                   or exemptive orders
                   under, the 1940 Act
                   or the rules or
                   regulations
                   thereunder published
                   by appropriate
                   regulatory
                   authorities.  (F)

                   For the purposes of     Same.                 Same.
                   this restriction,
                   margin and collateral
                   arrangements,
                   including, for
                   example, with respect
                   to permitted
                   borrowings, options,
                   futures contracts,
                   options on futures
                   contracts and other
                   derivatives such as
                   swaps are not deemed
                   to involve the
                   issuance of a senior
                   security.

Lending            The Portfolio may not   Same.                 Same.
                   make loans except
                   through (i) the
                   purchase of debt
                   obligations in
                   accordance with its
                   investment objectives
                   and policies; (ii)
                   the lending of
                   portfolio securities;
                   (iii) the use of
                   repurchase
                   agreements; or (iv)
                   the making of loans
                   to affiliated funds
                   as permitted under
                   the 1940 Act, the
                   rules and regulations
                   thereunder (as such
                   statutes, rule or
                   regulations may be
                   amended from time to
                   time), or by guidance
                   regarding, and
                   interpretations of,
                   or exemptive orders
                   under, the 1940 Act.
                   (F)

Underwriting       The Portfolio may not   Same.                 Same.
                   act as an underwriter
                   of securities of
                   other issuers, except
                   that the Portfolio
                   may acquire
                   restricted securities
                   under circumstances
                   in which, if such
                   securities were sold,
                   the Portfolio might
                   be deemed to be an
                   underwriter for
                   purposes of the
                   Securities Act of
                   1933, as amended (the
                   "Securities Act"). (F)

Commodities        The Portfolio may not   Same.                 Same.
                   purchase or sell
                   commodities regulated
                   by the Commodity
                   Futures Trading
                   Commission under the
                   Commodity Exchange
                   Act or commodities
                   contracts except for
                   futures contracts and
                   options on futures
                   contracts.  (F)

Real Estate        The Portfolio may not   Same.                 Same.
                   purchase or sell real
                   estate except that it
                   may dispose of real
                   estate acquired as a
                   result of the
                   ownership of
                   securities or other
                   instruments.  (F)

                   This restriction does   Same.                 Same.
                   not prohibit the
                   Portfolio from
                   investing in
                   securities or other
                   instruments backed by
                   real estate or in
                   securities of
                   companies engaged in
                   the real estate
                   business.

                                   APPENDIX C
                              PORTFOLIO PERFORMANCE

     The charts below show the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2008, for Class A shares of each Portfolio.

     They should give you a general idea of how each Portfolio's return has varied from year to year. The charts include the effects of Portfolio expenses, but not applicable sales charges. Returns would be lower if any applicable sales charges were included. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that National will achieve any particular level of performance after the Acquisitions. Additional discussion of the manner of calculation of total return is contained in the prospectus of each Portfolio.


Calendar Year Total Returns

                                   National II
                                   -----------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


-6.61     12.05     4.8    6.92    7.2    4.32    3.72    4.15    2.72    -2.75
-----     -----     ---    ----    ---    ----    ----    ----    ----    -----
  99       00       01      02      03     04      05      06      07      08

                             Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.62%, 3rd quarter, 2002; and Worst Quarter was down -3.23%, 2nd quarter, 2004.

                                     Florida
                                     -------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-3.81     10.61     5.99   7.86    5.4    5.01    4.74    4.89    2.27    -9.28
-----     -----     ----   ----    ---    ----    ----    ----    ----    -----
  99       00        01     02      03     04      05      06      07      08

                             Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.11%, 3rd quarter, 2002; and Worst Quarter was down -4.87%, 4th quarter, 2008.

                                    National
                                    --------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-5.89      9.77     4.85   4.03    7.42   4.84     4.6    5.51     1.9    -9.41
-----     -----     ----   ----    ----   ----    ----    ----    ----    -----
  99       00        01     02      03     04      05      06      07      08

                             Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.02%, 2nd quarter, 2003; and Worst Quarter was down -4.69%, 4th quarter, 2008.

The following tables list each Portfolio's average annual total return before taxes for each class of shares that will be involved in the Acquisition for the one-year, five-year and ten-year periods ending December 31, 2008 for each Portfolio (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Portfolios. At the bottom of each table, you can compare the Portfolios' performance with the performance of a broad-based market index.

Average Annual Total Returns

                                   National II
                                   -----------
PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2008)

                                                     1 Year   5 Years   10 Years
                                                     ------   -------   --------
Class A**      Return Before Taxes                   -6.89%    1.51%     3.08%
               Return After Taxes on Distributions   -6.90%    1.50%     3.04%
               Return After Taxes on Distributions
               and Sale of Portfolio Shares          -3.21%    1.88%     3.21%
Class B        Return Before Taxes                   -6.24%    1.70%     3.09%
Class C        Return Before Taxes                   -4.37%    1.69%     2.82%
Barclays
 Capital
 Municipal
 Bond
 Index+                                              -2.47%    2.71%     4.25%

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   After-tax Returns:
     - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+    Reflects no deduction for fees, expenses or taxes.


                                     Florida
                                     -------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2008)


                                                     1 Year    5 Years  10 Years
                                                     ------    -------  --------
Class A**      Return Before Taxes                   -13.15%   0.49%     2.77%
               Return After Taxes on Distributions   -13.17%   0.47%     2.75%
               Return After Taxes on Distributions
               and Sale of Portfolio Shares          -7.03%    1.13%     3.07%
Class B        Return Before Taxes                   -12.51%   0.67%     2.79%
Class C        Return Before Taxes                   -10.78%   0.66%     2.49%
Barclays
 Capital
 Municipal
 Bond
 Index+                                              -2.47%    2.71%     4.25%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   After-tax Returns:
     - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+    Reflects no deduction for fees, expenses or taxes.

                                    National
                                    --------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2008)

                                                     1 Year    5 Years  10 Years
                                                     ------    -------  --------
Class A**      Return Before Taxes                   -13.24%    0.45%    2.15%
               Return After Taxes on Distributions   -13.25%    0.43%    2.10%
               Return After Taxes on Distributions
               and Sale of Portfolio Shares          -7.16%     1.08%    2.50%
Class B        Return Before Taxes                   -12.64%    0.63%    2.18%
Class C        Return Before Taxes                   -10.91%    0.62%    1.90%
Advisor        Return Before Taxes                   -9.14%     1.63%    2.91%
 Class***
Barclays
 Capital
 Municipal
 Bond Index+                                         -2.47%     2.71%    4.25%

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   After-tax Returns:
     - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
     - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*** Inception date for Advisor Class shares: 7/31/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
+    Reflects no deduction for fees, expenses or taxes.

                                   APPENDIX D

                DESCRIPTION OF PRINCIPAL RISKS OF THE PORTFOLIOS

     Among the principal risks of investing in the Portfolios are market risk, municipal market risk, interest rate risk, credit risk, inflation risk and derivatives risk. Each of these risks is more fully described below. Each Portfolio could become subject to additional risks because the types of investments made by each Portfolio can change over time.


Market Risk         This is the risk that the value of a Portfolio's
                    investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

Municipal Market    This is the risk that special factors may adversely affect
Risk                the value of municipal securities and have a significant
                    effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolios may invest a large portion of their assets in municipal securities issued within the State of California, they are more vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Interest Rate       Changes in interest rates will affect the value of a
Risk                Portfolio's investments in fixed-income securities. When
                    interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations.

Credit Risk         This is the risk that the issuer, the guarantor or the
                    insurer of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.
                    There is the possibility that the credit rating of a fixed-income security or its guarantor or insurer may be downgraded after purchase of the security, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Inflation Rate      This is the risk that the value of assets or income from
Risk                investments will be less in the future as inflation
                    decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is generally greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.

Prepayment Risk     Many municipal securities have call features that allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at lower yield.

Derivatives Risk    The Portfolios may use derivative securities. These
                    investments may be illiquid, difficult to price, and leveraged, so that small changes may produce disproportionate losses for a Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk      Liquidity risk exists when particular investments are
                    difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. All of the Portfolios, particularly the State Portfolios and Intermediate State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Management Risk     Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

                                   APPENDIX E

               CERTAIN INFORMATION APPLICABLE TO CLASS A, CLASS B,
                  CLASS C AND ADVISOR CLASS SHARES OF NATIONAL

How to Buy Shares

Class A, Class B and Class C Shares
-----------------------------------

     Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

     You may purchase the Portfolio's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolio's principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchases Minimums and Maximums
-------------------------------
Minimums:*

-Initial:            $   2,500
-Subsequent:         $      50

--------------
* These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" and "Automatic Investment Program", respectively, below. Additionally, these investment minimums do not apply to persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.


Maximum Individual Purchase Amount:
-Class A shares               None
-Class B shares      $     100,000
-Class C shares      $   1,000,000

     Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

     If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares
--------------------

     You may purchase Advisor Class shares of the National through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

    o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

    o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

    o by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

     If required by the Portfolio's Multi-Class Plan, all Advisor Class shares held by a shareholder may convert automatically to Class A shares of the same Portfolio if a holder of the shares (i) ceases to participate in a fee-based program or plan or (ii) is otherwise no longer eligible to purchase Advisor Class shares. The Portfolio will provide the shareholder with at least 30 days' advance notice of such a conversion. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends and may have a lower NAV than Advisor Class shares.

     The Portfolio's prospectus has more detailed information about who may purchase and hold Advisor Class shares.

Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans
------------------------------------------------------------------

     Special eligibility rules apply to some retirement and employee benefit plans. Although the Portfolio offers its shares to various types of tax-deferred accounts as described below, investments in the Portfolio may not be appropriate for tax-deferred accounts because the Portfolio's returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

o  Traditional and Roth IRAs (the minimums listed in the table above apply);

o  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

o All 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans") with assets of $1,000,000 or more;

o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

o  AllianceBernstein-sponsored group retirement plans;

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans; and

o Certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Portfolio.

Group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

     Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information
--------------------

     The Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If the Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potential criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

     The Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any individual shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

General
-------

     ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Different Share Class Expenses

     This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                            WHAT IS A RULE 12b-1 FEE?

           A Rule 12b-1 fee is a fee deducted from the Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Portfolio's fee table near the front of its Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
--------------------------------------------------------------------------

         The Portfolio has adopted plans under SEC Rule 12b-1 that allow the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares involved in the Acquisition is up to:


                                       Distribution and/or Service
                                          (Rule 12b-1) Fee (as a
                                       Percentage of Aggregate
                                      Average Daily Net Assets)
                                      ------------------------------

         Class A                                   .30%
         Class B                                  1.00%
         Class C                                  1.00%
         Advisor Class                            None

     Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares.) The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
-------------------------------------------------

     You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates the Portfolio within one year, all investments in Class A shares of the Portfolio through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in the Portfolio's Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
--------------------------------------------------

     Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

     You can purchase Class B shares at NAV (subject to the limitations on the sale of Class B shares described above) without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment, however, is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:



        Year Since Purchase                                               CDSC
        ---------------------------------------------------------------  ------
        First                                                             3.00%
        Second                                                            2.00%
        Third                                                             1.00%
        Fourth and thereafter                                             None

     If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of the CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

     Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
-----------------------------------------------------

     You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Advisor Class Shares - Fee-Based Program Alternative
-----------------------------------------------------

     You may purchase Advisor Class shares of the National through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

Special Distribution Arrangements for Group Retirement Plans

     The Portfolio offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements that are different from those described in the Portfolio's Prospectus and SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in the Portfolio's Prospectus and SAI. Group retirement plans also may not offer all classes of shares of the Portfolio. The Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Payments to Financial Intermediaries

     Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries may receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.


                        What is a Financial Intermediary?

   A financial intermediary is a firm that receives compensation for selling shares of the Portfolio offered in the Portfolio's prospectus and/or provides services to the Portfolio's shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.


     In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

     In the case of Class B shares, ABI must pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

     In the case of Class C shares, ABI must pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

     In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

     Your financial advisor's firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      o    upfront sales commissions;

      o    Rule 12b-1 fees;

      o    additional distribution support;

      o    defrayal of costs for educational seminars and training; and

      o payments related to providing shareholder recordkeeping and/or transfer agency services.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

     In addition to the Rule 12b-1 fees described above, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employers in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firm's employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals.

     For 2009, ABI's additional payments to these firms for educational support and distribution assistance related to the AllianceBernstein Mutual Funds is expected to be approximately $21 million. In 2008, ABI paid additional payments of approximately $21 million, for the AllianceBernstein Mutual Funds.

     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred" list. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

     The Portfolio and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in the Fund's Prospectus.


      If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

      Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolio, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

     ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     AIG Advisor Group
     Ameriprise Financial Services
     AXA Advisors
     Bank of America
     Cadaret, Grant & Co.
     CCO Investment Services Corp.
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Donegal Securities
     ING Advisors Network
     LPL Financial Corporation
     Merrill Lynch
     Morgan Stanley
     Raymond James
     RBC Capital Markets Corporation
     Robert W. Baird
     UBS AG
     UBS Financial Services
     Wachovia Securities
     Wells Fargo Investments

     Although the Portfolio may use brokers or other financial intermediaries that sell shares of the Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

How to Exchange Shares

     You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone or through your financial intermediary. In order to receive a day's NAV, ABIS or your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern Time, on that day. The Portfolio may modify, restrict or terminate the exchange privilege on 60 days' written notice.

How to Sell or Redeem Shares

     You may "redeem" your shares (i.e., sell your shares to the Portfolio) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor. Your financial intermediary must receive your sales request by 4:00 p.m., Eastern Time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

Frequent Purchases and Redemptions of Portfolio Shares

     Muni Income's Board of Directors (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of the Portfolio's shares or excessive or short-term trading that may disadvantage long-term shareholders of the Portfolio. These policies are described below. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally
---------------------------------------------------------------

     While the Portfolio will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

     Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). This risk is generally not applicable to the Portfolio because it does not invest in foreign securities.

     Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolio may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading
-----------------------------------

     Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Portfolio seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolio will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolio reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     Transaction Surveillance Procedures. The Portfolio, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolio may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     Account Blocking Procedures. If the Portfolio determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

     Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolio, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolio applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Portfolio has entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolio, upon request of the Portfolio or its agents, with individual account level information about their transactions. If the Portfolio detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolio to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolio may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity
--------------------------------------------------------------------------------

     A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid an initial sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices
------------------------------------------------------------------------

     Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolio and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolio will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolio may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

How the Portfolio Values Its Shares

     The Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

     The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Portfolio may frequently value many of these securities using fair value prices based on independent pricing services or third party vendor tools to the extent available.

     Subject to the Board's oversight, the Board has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

     Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

Dividends, Distributions and Taxes

Dividends and Distributions
---------------------------

     The Portfolio declares dividends on its shares on each business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. The Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

     If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Portfolio.

     There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends. The amount of any dividend distribution paid on shares of the Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

Taxes - General
---------------

     Distributions to shareholders out of tax-exempt interest income earned by the Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the private activity bonds ("AMT-Subject bonds"), in which the Portfolio invests. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from the Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since the Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets).

     Interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds, as defined below, should consult their tax advisers before purchasing shares of the Portfolio.

     If you buy shares just before the Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

     For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

     The Portfolio anticipates that substantially all of its dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from the Portfolio, including distributions that are exempt from federal income taxes. The Portfolio will report annually to shareholders the percentage and source of interest earned by the Portfolio that is exempt from federal income tax and relevant state and local personal income taxes.

     Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolio.

Alternative Minimum Tax
-----------------------

     Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such AMT-Subject bonds, which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

     Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of, and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

                                   APPENDIX F

                                OTHER INFORMATION

     The following information provides only a summary of the key features of the organizational structure and governing documents of the Portfolios. National II and National are each organized as a series of Muni Income, a Maryland corporation. The Charter and Bylaw provisions that govern Muni Income apply to National II and National. Accordingly, there are no differences between National II and National in terms of their corporate organizational structures. Florida is organized as a series of Muni Income II, a Massachusetts business trust. The Agreement and Declaration of Trust ("Declaration") and Bylaw provisions that govern Muni Income II apply to Florida. The differences in the Charter and Bylaw provisions of Muni Income and the Declaration and Bylaw provisions of Muni Income II, and their respective corporate organizational structures are noted below.

General

     Each Portfolio has procedures available to its respective shareholders for calling shareholders' meetings and for the removal of directors. Under Maryland law, unless the charter provides otherwise (which Muni Income's does not), a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors. Under the Bylaws of Muni Income, shareholder-requested special meetings of shareholders for any other purpose shall be called by the Fund's Secretary only upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

     Under the Declaration of Muni Income II, a trustee may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holder of two-thirds of the votes entitled to be cast for the election of trustees. Under the Bylaws of Muni Income II, shareholder-requested special meeting of shareholders for any other purpose shall be called by the Fund's Directors only upon the written request of shareholders holding at least ten percent (10%) of the shares then outstanding. If the Directors fail to call or give notice of any such meeting for a period of thirty (30) days after written request by shareholders, then shareholders holding at least ten percent (10%) of the shares then outstanding may call and give notice of such meeting.

     For each of National II and National, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Portfolio. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law. For Florida, the presence in person or by proxy of the holders of a majority of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Portfolio. For each of National II, National and Florida, when a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law.

Shares of Common Stock of the Portfolios

     The Portfolios' shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of the Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. National II and National are each organized as a series of the same Maryland corporation and thus their shareholders have the same rights due to them under Maryland law. Florida is organized as a series of a Massachusetts business trust and thus its shareholders have the rights due to them under the Massachusettts law. The Portfolios are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, the Portfolios are required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if a Portfolio seeks to change its fundamental investment policies.

Dividends and Distributions

     The Portfolios have the same dividends and distributions policies. While each of the Portfolios intends to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of the Portfolio's return of capital distributions for the period will be made after the end of each calendar year.

     Each of the Portfolio's income dividends and capital gains distributions, if any, declared by the Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. A shareholder may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The shareholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Indemnification and Liability of Directors and Officers

     The Charter of Muni Income generally provides for the indemnification of officers and directors, as applicable, to the full extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Portfolio or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund's charter contains such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This exculpation does not protect any such person against any liability to a Portfolio or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

The Declaration of Muni Income II provides for the indemnification of officers and directors, as applicable, against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any officers or directors in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a director or officer. This indemnification does not protect any such person against any liability to a Portfolio or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                   APPENDIX G
                   FORM OF PLAN OF ACQUISITION AND LIQUIDATION
                  ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.
                           WITH RESPECT TO ITS SERIES
                            NATIONAL PORTFOLIO II AND
                               NATIONAL PORTFOLIO
                                      As of
                               [__________], 2009

     This Plan of Acquisition and Liquidation (the "Plan") has been adopted by the Board of Directors of AllianceBernstein Municipal Income Fund, Inc., a Maryland corporation (the "Corporation"), as of this [____] day of [__________], 2009, to provide for the reorganization of National Portfolio II (the "Acquired Portfolio") into National Portfolio (the "Acquiring Portfolio"). The Acquired Portfolio and the Acquiring Portfolio (together, the "Portfolios") are each separate series of the Corporation, an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

      The Board of Directors (the "Board") has determined that it is in the best interest of the stockholders of the Acquiring Portfolio and the Acquired Portfolio that the Acquired Portfolio transfer all of the assets attributable to its Class A shares held by its stockholders ("Stockholders") in exchange for Class A shares of equal net asset value of the Acquiring Portfolio ("Class A Acquisition Shares"), transfer all of the assets attributable to its Class B shares held by its Stockholders in exchange for Class B shares of equal net asset value of the Acquiring Portfolio ("Class B Acquisition Shares") and transfer all of the assets attributable to its Class C shares held by its Stockholders in exchange for Class C shares of equal net asset value of the Acquiring Portfolio ("Class C Acquisition Shares" and together with Class A Acquisition Shares and Class B Acquisition Shares, the "Acquisition Shares") and distribute Class A Acquisition Shares, Class B Acquisition Shares and Class C Acquisition Shares, respectively, of the Acquired Portfolio and that the Corporation redeem the outstanding shares (the "Acquired Portfolio Shares") of the Acquired Portfolio, all as provided for below (the "Acquisition").

     In this Plan of Acquisition, any references to a Portfolio taking action shall mean and include all necessary actions of the Corporation on behalf of a Portfolio, unless the context of this Plan of Acquisition or the 1940 Act requires otherwise.

     The Corporation intends that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, the Acquiring Portfolio and the Acquired Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

1.    Definitions
      -----------

     In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act            Securities Act of 1933, as amended.

Assets All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Portfolio or its shares, as appropriate, whether or not determinable at the Effective Time (as defined herein) and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Portfolio or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Portfolio's books.

Closing Date        Such date as the officers of the Corporation shall
                    designate.

Effective           Time 5:00 p.m., Eastern Time, on the Closing Date, or such other time as the officers of the Corporation shall designate.

Financial           The audited financial statements of the relevant Portfolio
Statements          for its most recently completed fiscal year and, if
                    applicable, the unaudited financial statements of that Portfolio for its most recently completed semi-annual period.

Liabilities         All liabilities, expenses and obligations of any kind
                    whatsoever of the Acquired Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration   The Registration Statement of the Acquiring Portfolio on
Statement           Form N-14 under the 1940 Act that will register the
                    Acquisition Shares to be issued in the Acquisition.

Valuation           The close of regular session trading on the New York Stock
Time                Exchange ("NYSE") on the Closing Date, when for purposes of the Plan, the Corporation determines the net asset value per Acquisition Share of the Acquiring Portfolio and the net value of the assets of the Acquired Portfolio.

NAV A Portfolio's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.    Regulatory Filings
      ------------------

      The Acquiring Portfolio shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Portfolio and the Acquired Portfolio also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.    Stockholder Action
      ------------------

      As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Portfolio shall hold a Stockholders meeting to consider and approve the Acquisition and this Plan and such other matters as the Board may determine. Such approval by the Stockholders of the Acquired Portfolio shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Portfolio, be deemed to constitute approval by the Stockholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

4.    Transfer of the Acquired Portfolio's Assets
      -------------------------------------------

      The Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Acquisition, as applicable:

      (a) On or prior to the Closing Date, the Acquired Portfolio shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.

       (b) Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Portfolio will declare to Acquired Portfolio Stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) the Acquired Portfolio's investment income excludable from gross income under
            Section 103(a) of the Code over (ii) the Acquired Portfolio's deductions disallowed under Sections 265 and 171(a)(2) of the Code,
            (b) all of the Acquired Portfolio's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Portfolio's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), for the taxable year ending on December 31, 2008 and for the short taxable year beginning on January 1, 2009, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

       (c) At the Effective Time, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio, subject to the Liabilities, and the Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at and after the Effective Time shall become and be assets of the Acquiring Portfolio, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Portfolio, and shall be enforceable against the Acquiring Portfolio to the same extent as if initially incurred by the Acquiring Portfolio. The Corporation shall redeem the outstanding shares of the Acquired Portfolio by issuance of shares of Acquiring Portfolio as described more fully below.

       (d) Within a reasonable time prior to the Closing Date, the Acquired Portfolio shall provide, if requested, a list of the Assets to the Acquiring Portfolio. The Acquired Portfolio may sell any asset on such list prior to the Effective Time. After the Acquired Portfolio provides such list, the Acquired Portfolio will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Portfolio. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that the Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio's investment objectives, policies and restrictions. In addition, if the Acquiring Portfolio determines that, as a result of the Acquisition, the Acquiring Portfolio would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Portfolio, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any such limitation and the Acquired Portfolio shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio's investment objectives, policies and restrictions.

       (e) The Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio at the Effective Time on the following basis:

            (1) The value of the Assets less the Liabilities of the Acquired Portfolio attributable to shares of Class A held by Stockholders, shares of Class B held by Stockholders and shares of Class C held by Stockholders, determined as of the Valuation Time, shall be divided by the then NAV of one Class A, Class B and Class C Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, the Acquiring Portfolio shall simultaneously issue and deliver to the Acquired Portfolio the number of Class A, Class B and Class C Acquisition Shares (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the officers of the Corporation shall designate;

            (2) The NAV of Class A, Class B and Class C Acquisition Shares to be delivered to the Acquired Portfolio shall be determined as of the Valuation Time in accordance with the Acquiring Portfolio's then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Portfolio shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Portfolio; and

            (3) The portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to State Street Bank and Trust Company, as custodian for the Acquiring Portfolio (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Portfolio's cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Portfolio.

       (f) Promptly after the Closing Date, the Acquired Portfolio will deliver to the Acquiring Portfolio a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date.

5. Termination of the Acquired Portfolio, Registration of Acquisition Shares and Access to Records
      --------------------------------------------------------------------------

       The Acquired Portfolio and the Acquiring Portfolio also shall take the following steps, as applicable:

       (a) At or as soon as reasonably practical after the Effective Time, the Acquired Portfolio shall terminate by transferring pro rata to its Class A Stockholders of record Class A Acquisition Shares received by the Acquired Portfolio pursuant to Section 4(e)(1) of this Plan, to its Class B Stockholders of record Class B Acquisition Shares received by the Acquired Portfolio pursuant to Section 4(e)(1) of this Plan and to its Class C Stockholders of record Class C Acquisition Shares received by the Acquired Portfolio pursuant to
            Section 4(e)(1) of this Plan. The Acquiring Portfolio shall establish accounts on its share records and note on such accounts the names of the former Acquired Portfolio Stockholders and the types and amounts of the Acquisition Shares that former Acquired Portfolio Stockholders are due based on their respective holdings of the Acquired Portfolio Shares as of the close of business on the Closing Date. Fractional Acquisition Shares shall be carried to the second decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding Acquired Portfolio Shares will be simultaneously redeemed and cancelled on the books of the Acquired Portfolio. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Portfolio's transfer agent.

            Following distribution by the Acquired Portfolio to its Stockholders of all Acquisition Shares delivered to the Acquired Portfolio, the Acquired Portfolio shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

       (b) At and after the Closing Date, the Acquired Portfolio shall provide the Acquiring Portfolio and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio's Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Portfolio shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Portfolio as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

6.    Conditions to Consummation of the Acquisition
      ---------------------------------------------

      The consummation of the Acquisition shall be subject to the following conditions precedent:

       (a) The Stockholders of the Acquired Portfolio shall have approved the Acquisition in the manner required by the Charter of the Corporation, its Bylaws and applicable law. If Stockholders of the Acquired Portfolio fail to approve the Acquisition as required, that failure shall release the Portfolios of their obligations under this Plan.

       (b) There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Acquired Portfolio since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

       (c) The Corporation shall have received an opinion of Seward & Kissel LLP, substantially to the effect that for federal income tax purposes:

            (1) The Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that the Acquiring Portfolio and the Acquired Portfolio will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            (2) A Stockholder of the Acquired Portfolio will recognize no gain or loss on the exchange of the Stockholder's shares of the Acquired Portfolio solely for Acquisition Shares;

            (3) Neither the Acquired Portfolio nor the Acquiring Portfolio will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Portfolio in exchange for Acquisition Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Plan or upon the distribution of Acquisition Shares to Stockholders of the Acquired Portfolio in exchange for their respective shares of the Acquired Portfolio;

            (4) The holding period and tax basis of the Assets acquired by the Acquiring Portfolio will be the same as the holding period and tax basis that the Acquired Portfolio had in such Assets immediately prior to the Acquisition;

            (5) The aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the Stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor, and increased by any gain recognized on the exchange;

            (6) The holding period of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Portfolio surrendered in exchange therefor, provided that such Acquired Portfolio shares constitute capital assets in the hands of the Stockholder as of the Closing Date; and

            (7) The Acquiring Portfolio will succeed to the capital loss carryovers of the Acquired Portfolio but the use of the Acquiring Portfolio's existing capital loss carryovers (as well as the carryovers of the Acquired Portfolio) may be subject to limitation under Section 383 of the Code after the Acquisition.

            The opinion will be based on certain factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

            Notwithstanding this subparagraph (c), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Portfolio shall provide additional factual representations to Seward & Kissel LLP with respect to the Portfolios that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Portfolio may waive in any material respect the conditions set forth under this subparagraph (c).

       (d) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

       (e) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

       (f)  The SEC shall not have issued any unfavorable advisory report under
            Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

       (g) The Acquired Portfolio shall have received a letter from AllianceBernstein L.P. (the "Adviser") with respect to insurance matters in form and substance satisfactory to the Acquired Portfolio.

       (h) The Acquiring Portfolio shall have received a letter from the Adviser agreeing to indemnify the Acquiring Portfolio in respect of certain liabilities of the Acquired Portfolio in form and substance satisfactory to the Acquiring Portfolio.

7.    Closing
      -------

       (a) The Closing shall be held at the offices of the Corporation, 1345 Avenue of the Americas, New York, New York 10105, or at such other place as the officers of the Corporation may designate.

       (b) In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by the Board.

       (c) The Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. After the Closing Date, the Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Stockholders.

       (d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Plan.

8.    Termination of Plan
      -------------------

     A majority of the Corporation's Board may terminate this Plan before the applicable Effective Time if: (i) any of the conditions precedent set forth herein are not satisfied; or (ii) the Board determines that the consummation of the Acquisition is not in the best interests of either Portfolio or its Stockholders.

9.    Termination of the Acquired Portfolio
      -------------------------------------

     If the Acquisition is consummated, the Acquired Portfolio shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

10.   Expenses
      --------

     The Acquisition expenses shall be borne by the Acquired Portfolio.

                                   APPENDIX H


                FORM OF AGREEMENT AND PLAN OF ACQUISITION BETWEEN
       ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC. AND ALLIANCEBERNSTEIN
                            MUNICIPAL INCOME FUND II

                        AGREEMENT AND PLAN OF ACQUISITION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II-FLORIDA PORTFOLIO

                                      As of
                              [_____________], 2009

      This Agreement and Plan of Acquisition (the "Acquisition Plan") is made as of this [___] day of [_________] 2009, by and between National Portfolio ("Acquiring Portfolio"), a series of AllianceBernstein Municipal Income Fund, Inc., a Maryland corporation ("Muni Income"), and Florida Portfolio (the "Acquired Portfolio"), a series of AllianceBernstein Municipal Income Fund II, a Massachusetts business trust ("Muni Income II").

      WHEREAS, Acquiring Portfolio and the Acquired Portfolio (together, the "Portfolios") are each a series of an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the parties desire that the Acquired Portfolio transfer all of the assets attributable to its Class A shares held by stockholders ("Stockholders") in exchange for Class A shares of equal net asset value of Acquiring Portfolio ("Class A Acquisition Shares"), transfer all of the assets attributable to its Class B shares held by Stockholders in exchange for Class B shares of equal net asset value of Acquiring Portfolio ("Class B Acquisition Shares") and transfer all of the assets attributable to its Class C shares held by Stockholders in exchange for Class C shares of equal net asset value of Acquiring Portfolio ("Class C Acquisition Shares" and together with the Class A Acquisition Shares and Class B Acquisition Shares, the "Acquisition Shares") and distribute the Class A Acquisition Shares, Class B Acquisition Shares and Class C Acquisition Shares to Stockholders of Class A, Class B and Class C, respectively, of the Acquired Portfolio (the "Acquisition"); and

      WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, Acquiring Portfolio and the Acquired Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

      Now, therefore, Acquiring Portfolio and the Acquired Portfolio agree as follows:

1.    Definitions
      -----------

     In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act            Securities Act of 1933, as amended.

Assets All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Portfolio or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Portfolio or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Portfolio's books.

Closing Date        Such date as the parties may agree.

Effective Time      5:00 p.m., Eastern time on the Closing Date, or such other time as the parties may agree to in writing.

Financial           The audited financial statements of the relevant Portfolio
Statement           for its most recently completed fiscal year and, if
                    applicable, the unaudited financial statements of that Portfolio for its most recently completed semi-annual period.

Portfolio           Acquiring Portfolio and/or the Acquired Portfolio, as the
                    case may be.

Liabilities         All liabilities, expenses and obligations of any kind
                    whatsoever of the Acquired Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14                The Registration Statement of Acquiring Portfolio on Form
Registration        N-14 under the 1940 Act that will register the Acquisition
Statement           Shares to be issued in the Acquisition and will include the proxy materials necessary for the Stockholders of the Acquired Portfolio to approve the Acquisition.

Valuation           Time The close of regular session trading on the New York
                    Stock Exchange ("NYSE") on the Closing Date, when for purposes of the Acquisition Plan, Acquiring Portfolio determines its net asset value per Acquisition Share and the Acquired Portfolio determines the net value of the Assets.

NAV A Portfolio's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.    Regulatory Filings
      ------------------

      Acquiring Portfolio shall promptly prepare and file the N-14 Registration Statement with the SEC, and Acquiring Portfolio and the Acquired Portfolio also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.    Stockholder Action
      ------------------

      As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Portfolio shall hold a Stockholders meeting to consider and approve the Acquisition and this Acquisition Plan and such other matters as the Board of Trustees may determine. Such approval by the Stockholders of the Acquired Portfolio shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Portfolio, be deemed to constitute approval by the Stockholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with, or violated upon, the consummation of such transactions solely for the purpose of consummating such transactions.

4.    Transfer of the Acquired Portfolio's Assets
      -------------------------------------------

      Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Acquisition, as applicable:

       (a) On or prior to the Closing Date, the Acquired Portfolio shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.

       (b) Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Portfolio will declare to Acquired Portfolio Stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (i) all the excess of (A) Acquired Portfolio's investment income excludable from gross income under
            Section 103(a) of the Code over (B) Acquired Portfolio's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of Acquired Portfolio's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (iii) all of Acquired Portfolio's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on September 30, 2008, and for the short taxable year beginning on October 1, 2008 and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

       (c) At the Effective Time, pursuant to Articles of Transfer accepted for record by the Secretary of the Commonwealth of Massachusetts, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to Acquiring Portfolio, subject to the Liabilities. Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at and after the Effective Time shall become and be assets of Acquiring Portfolio, and (ii) the Liabilities at the Effective Time shall attach to Acquiring Portfolio, and shall be enforceable against Acquiring Portfolio to the same extent as if initially incurred by Acquiring Portfolio.

       (d) Within a reasonable time prior to the Closing Date, the Acquired Portfolio shall provide, if requested, a list of the Assets to Acquiring Portfolio. The Acquired Portfolio may sell any asset on such list prior to the Effective Time. After the Acquired Portfolio provides such list, the Acquired Portfolio will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of Acquiring Portfolio. Within a reasonable time after receipt of the list and prior to the Closing Date, Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio's investment objectives, policies and restrictions. In addition, if Acquiring Portfolio determines that, as a result of the Acquisition, Acquiring Portfolio would own an aggregate amount of an investment that would exceed a percentage limitation applicable to Acquiring Portfolio, Acquiring Portfolio will advise the Acquired Portfolio in writing of any such limitation and the Acquired Portfolio shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio's investment objectives, policies and restrictions.

       (e) The Acquired Portfolio shall assign, transfer, deliver and convey the Assets to Acquiring Portfolio at the Effective Time on the following basis:

            (i) The value of the Assets less the Liabilities of the Acquired Portfolio attributable to shares of Class A held by Stockholders, shares of Class B held by Stockholders and shares of Class C held by Stockholders, determined as of the Valuation Time, shall be divided by the then NAV of one Class A, Class B and Class C Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, Acquiring Portfolio shall simultaneously issue and deliver to the Acquired Portfolio the number of Class A, Class B and Class C Acquisition Shares (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the parties may agree to in writing;

            (ii) The NAV of Class A, Class B and Class C Acquisition Shares to be delivered to the Acquired Portfolio shall be determined as of the Valuation Time in accordance with Acquiring Portfolio's then applicable valuation procedures, and the net value of the Assets to be conveyed to Acquiring Portfolio shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Portfolio; and

            (iii) The portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to State Street Bank and Trust Company, as custodian for Acquiring Portfolio (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Portfolio's cash shall be delivered by the Acquired Portfolio to the Custodian for the account of Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by Acquiring Portfolio.

       (f) Promptly after the Closing Date, the Acquired Portfolio will deliver to Acquiring Portfolio a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date.

5. Termination of the Acquired Portfolio, Registration of Acquisition Shares and Access to Records
      --------------------------------------------------------------------------

      The Acquired Portfolio and Acquiring Portfolio also shall take the following steps, as applicable:

       (a) At or as soon as reasonably practical after the Effective Time, the Acquired Portfolio shall terminate by transferring pro rata to its Stockholders of Class A of record Class A Acquisition Shares received by the Acquired Portfolio pursuant to Section 4(e)(i) of this Acquisition Plan; to its Stockholders of Class B of record Class B Acquisition Shares received by the Acquired Portfolio pursuant to Section 4(e)(i) of this Acquisition Plan; and to its Stockholders of Class C of record Class C Acquisition Shares received by the Acquired Portfolio pursuant to Section 4(e)(i) of this Acquisition Plan. Acquiring Portfolio shall establish accounts on its share records and note on such accounts the names of the former Acquired Portfolio Stockholders and the types and amounts of Acquisition Shares that former Acquired Portfolio Stockholders are due based on their respective holdings of shares of the Acquired Portfolio as of the close of business on the Closing Date. Fractional Acquisition Shares shall be carried to the second decimal place. Acquiring Portfolio shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding Acquired Portfolio shares in connection with such exchange will be simultaneously redeemed and cancelled on the books of the Acquired Portfolio. Ownership of Acquisition Shares will be shown on the books of Acquiring Portfolio's transfer agent.

            Following distribution by the Acquired Portfolio to its Stockholders of all Acquisition Shares delivered to the Acquired Portfolio, the Acquired Portfolio shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

       (b) At and after the Closing Date, the Acquired Portfolio shall provide Acquiring Portfolio and its transfer agent with immediate access to:
            (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio's Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Portfolio shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Portfolio as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

6.    Certain Representations and Warranties of the Acquired Portfolio
      ----------------------------------------------------------------

      The Acquired Portfolio represents and warrants to Acquiring Portfolio as follows:

       (a) The Acquired Portfolio is a series of a business trust duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquired Portfolio is a series of a business trust registered with the SEC as an open-end management investment company under the 1940 Act and such registration will be in full force and effect as of the Effective Time.

       (b) The Acquired Portfolio has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

       (c) The Board of Trustees of the Acquired Portfolio has duly authorized the execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Portfolio have executed and delivered this Acquisition Plan. This Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and, subject to the approval of Stockholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Acquisition Plan will not, violate Muni Income II's Agreement and Declaration of Trust ("Declaration"), its Bylaws or any material agreement to which the Acquired Portfolio is subject. Except for the approval of its Stockholders, the Acquired Portfolio does not need to take any other action to authorize its officers to effectuate this Acquisition Plan and the transactions contemplated herein.

       (d) The Acquired Portfolio has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

       (e) The information pertaining to the Acquired Portfolio included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders at the time of the Stockholder meeting of the Acquired Portfolio for approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquired Portfolio, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

       (f) The Acquired Portfolio has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor are there any securities convertible into shares of the Acquired Portfolio.

       (g) The Acquired Portfolio shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

       (h) At the Effective Time, the Acquired Portfolio will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

       (i) The Financial Statements of the Acquired Portfolio, a copy of which has been previously delivered to Acquiring Portfolio, fairly present the financial position of the Acquired Portfolio as of the Acquired Portfolio's most recent fiscal year-end and the results of the Acquired Portfolio's operations and changes in the Acquired Portfolio's net assets for the periods indicated.

       (j) To the knowledge of the Acquired Portfolio, the Acquired Portfolio has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

       (k) To the knowledge of the Acquired Portfolio, except as has been disclosed in writing to Acquiring Portfolio, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Portfolio or any of its properties or assets or any person whom the Acquired Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Portfolio has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Portfolio. The Acquired Portfolio is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Acquisition Plan.

       (l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Acquisition Plan, the Acquired Portfolio is not a party to or subject to any material contract or other commitments that, if terminated, may result in material liability to the Acquired Portfolio or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Portfolio.

       (m) The Acquired Portfolio has filed its federal income tax returns, copies of which have been previously made available to Acquiring Portfolio, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquired Portfolio's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Portfolio's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Portfolio will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

       (n) For federal income tax purposes, the Acquired Portfolio qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to the Acquired Portfolio for the remainder of its current taxable year beginning October 1, 2008, and will continue to apply through the Closing Date.

       (o) Since the date of the Financial Statements of the Acquired Portfolio, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

       (p) The Acquired Portfolio's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Acquiring Portfolio.

       (q) The Acquisition Shares to be issued to the Acquired Portfolio pursuant to Section 4(e)(i) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Portfolio Stockholders as provided in Section 4(e)(i).

       (r) The Acquired Portfolio, or its agents, (i) holds a valid Form W-8Ben, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Portfolio Stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Portfolio to such Stockholder, and/or
            (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Stockholder as provided by Section 3406 of the Code and the regulations thereunder.

7.    Certain Representations and Warranties of Acquiring Portfolio
      -------------------------------------------------------------

      Acquiring Portfolio represents and warrants to the Acquired Portfolio as follows:

       (a) Acquiring Portfolio is a series of a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. Acquiring Portfolio is a series of a corporation registered with the SEC as an open-end management investment company under the 1940 Act and such registration will be in full force and effect as of the Effective Time.

       (b) Acquiring Portfolio shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

       (c) Acquiring Portfolio has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

       (d) The Board of Directors of Muni Income has duly authorized execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of Acquiring Portfolio have executed and delivered the Acquisition Plan. The Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and the consummation of the transactions contemplated by this Acquisition Plan will not, violate the Charter of Muni Income, its Bylaws or any material agreement to which Acquiring Portfolio is subject. Except for the approval of its Board, Acquiring Portfolio does not need to take any other action to authorize its officers to effectuate the Acquisition Plan and the transactions contemplated herein.

       (e) Acquiring Portfolio has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

       (f) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders at the time of the Stockholder meeting of the Acquired Portfolio for approval of the Acquisition and at the Effective Time, insofar as it relates to Acquiring Portfolio, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

       (g) Acquiring Portfolio has duly authorized and validly issued all issued and outstanding shares of common stock of Acquiring Portfolio, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Acquiring Portfolio has duly authorized the Class A, Class B and Class C shares of Acquiring Portfolio referred to in Section 4(e) hereof to be issued and delivered to the Acquired Portfolio as of the Effective Time. When issued and delivered, such Class A, Class B and Class C shares of Acquiring Portfolio shall be validly issued, fully paid and non-assessable, and no Stockholder of Acquiring Portfolio shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

       (h) To the knowledge of Acquiring Portfolio, except as has been disclosed in writing to the Acquired Portfolio, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against Acquiring Portfolio or any of its properties or assets or any person whom Acquiring Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that Acquiring Portfolio currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Acquiring Portfolio. Acquiring Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Acquisition Plan.

       (i) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, Acquiring Portfolio is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

       (j) Acquiring Portfolio has filed its federal income tax returns, copies of which have been previously made available to the Acquired Portfolio, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of Acquiring Portfolio's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of Acquiring Portfolio's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. Acquiring Portfolio will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

       (k) For federal income tax purposes, Acquiring Portfolio qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to Acquiring Portfolio for the remainder of its current taxable year beginning August 1, 2007, and will continue to apply through the Closing Date.

       (l) The Financial Statements of Acquiring Portfolio, a copy of which has been previously delivered to the Acquired Portfolio, fairly present the financial position of Acquiring Portfolio at its most recent fiscal year-end and the results of Acquiring Portfolio's operations and changes in Acquiring Portfolio's net assets for the period indicated.

       (m) Since the date of the Financial Statements of Acquiring Portfolio, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

       (n) Acquiring Portfolio's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Portfolio.

       (o) Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

8.     Conditions to the Obligations of Acquiring Portfolio and the Acquired
       Portfolio
       -------------------------------------------------------------------------

      The obligations of Acquiring Portfolio and the Acquired Portfolio with respect to the Acquisition shall be subject to the following conditions precedent:

       (a) The Stockholders of the Acquired Portfolio shall have approved the Acquisition in the manner required by the Charter of the Acquired Portfolio, its Bylaws and applicable law. If Stockholders of the Acquired Portfolio fail to approve the Acquisition as required, that failure shall release the Portfolios of their obligations under this Acquisition Plan.

       (a) Acquiring Portfolio and the Acquired Portfolio shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of Acquiring Portfolio or the Acquired Portfolio, as applicable, in this Acquisition Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

       (b) Acquiring Portfolio and the Acquired Portfolio shall have performed and complied in all material respects with each of its representations and warranties required by this Acquisition Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

       (c) There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Acquiring Portfolio or the Acquired Portfolio since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

       (d) Acquiring Portfolio and the Acquired Portfolio shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

            (i) the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Acquiring Portfolio and the Acquired Portfolio will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            (ii) a Stockholder of the Acquired Portfolio will recognize no gain or loss on the exchange of the Stockholder's shares of the Acquired Portfolio solely for Acquisition Shares;

            (iii) neither the Acquired Portfolio nor Acquiring Portfolio will recognize any gain or loss upon the transfer of all of the Assets to Acquiring Portfolio in exchange for Acquisition Shares and the assumption by Acquiring Portfolio of the Liabilities pursuant to this Acquisition Plan or upon the distribution of Acquisition Shares to Stockholders of the Acquired Portfolio in exchange for their respective shares of the Acquired Portfolio;

            (iv) the holding period and tax basis of the Assets acquired by Acquiring Portfolio will be the same as the holding period and tax basis that the Acquired Portfolio had in such Assets immediately prior to the Acquisition;

            (v) the aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the Stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor, and increased by any gain recognized on the exchange;

            (vi) the holding period of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the Stockholder may be entitled) will include the holding period of the shares of the Acquired Portfolio surrendered in exchange therefor, provided that such Acquired Portfolio shares constitute capital assets in the hands of the Stockholder as of the Closing Date; and

            (vii) Acquiring Portfolio will succeed to the capital loss carryovers of the Acquired Portfolio, if any, under Section 381 of the Code, but the use by Acquiring Portfolio of any such capital loss carryovers (and of capital loss carryovers of Acquiring Portfolio) may be subject to limitation under
                   Section 383 of the Code.

            The opinion will be based on certain factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

            Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Portfolio shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Portfolios that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Acquisition Plan to the contrary, neither Portfolio may waive in any material respect the conditions set forth under this subparagraph (e).

       (e) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

       (f) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

       (g)  The SEC shall not have issued any unfavorable advisory report under
            Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

       (h) Neither party shall have terminated this Acquisition Plan with respect to the Acquisition pursuant to Section 13 of this Acquisition Plan.

9.    Conditions to the Obligations of the Acquired Portfolio
      -------------------------------------------------------

      The obligations of the Acquired Portfolio with respect to the Acquisition shall be subject to the following conditions precedent:

       (a) The Acquired Portfolio shall have received an opinion of Seward & Kissel LLP, counsel to Acquiring Portfolio, in form and substance reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, substantially to the effect that:

            (i) Acquiring Portfolio is a series of a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a series of an open-end, management investment company registered under the 1940 Act;

            (ii) This Acquisition Plan has been duly authorized, executed and delivered by Acquiring Portfolio and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Acquisition Plan by the Acquired Portfolio, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Acquisition Plan is not material;

            (iii) The Class A, Class B and Class C Acquisition Shares to be delivered as provided for by this Acquisition Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Acquiring Portfolio;

            (iv) The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Charter of Muni Income, its Bylaws or any agreement of Acquiring Portfolio known to such counsel, after reasonable inquiry, and no approval of the Acquisition Plan by the Stockholders of Acquiring Portfolio is required under Muni Income's Charter, Bylaws or applicable law; and

            (v) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the Secretary of the Commonwealth of Massachusetts, is required for Acquiring Portfolio to enter into this Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of Acquiring Portfolio.

            In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of Acquiring Portfolio as to factual matters.

       (b) Acquired Portfolio shall have received a letter from AllianceBernstein L.P. (the "Adviser") with respect to insurance matters in form and substance satisfactory to the Acquired Portfolio.

10.    Conditions to the Obligations of Acquiring Portfolio

      The obligations of Acquiring Portfolio with respect to the Acquisition shall be subject to the following conditions precedent:

       (a) Acquiring Portfolio shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Portfolio, in form and substance reasonably satisfactory to Acquiring Portfolio and dated as of the Closing Date, substantially to the effect that:

            (i) The Acquired Portfolio is a series of a business trust duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is a series of an open-end management investment company registered under the 1940 Act;

            (ii) This Acquisition Plan has been duly authorized, executed and delivered by the Acquired Portfolio and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Acquisition Plan by Acquiring Portfolio, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Acquisition Plan is not material;

            (iii) The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Agreement and Declaration of Trust ("Declaration") of Muni Income II, its Bylaws or any agreement of the Acquired Portfolio known to such counsel, after reasonable inquiry; and

            (iv) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the Secretary of the Commonwealth of Massachusetts, is required for the Acquired Portfolio to enter into this Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Portfolio.

            In rendering such opinion, Seward & Kissel LLP may (i) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (ii) limit such opinion to applicable federal and state law, (iii) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (iv) rely on certificates of officers or directors of the Acquired Portfolio as to factual matters.

       (b) Acquiring Portfolio shall have received a letter from the Adviser agreeing to indemnify Acquiring Portfolio in respect of certain liabilities of the Acquired Portfolio in form and substance satisfactory to Acquiring Portfolio.

11.   Closing
      -------

       (a) The Closing shall be held at the offices of the Portfolios, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.

       (b) In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Acquisition Plan may be terminated by either the Acquired Portfolio or Acquiring Portfolio upon the giving of written notice to the other party.

       (c) Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Portfolio's account on the books of Acquiring Portfolio. After the Closing Date, Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Stockholders.

       (d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Acquisition Plan.

12.   Survival of Representations and Warranties
      ------------------------------------------

      No representations, warranties or covenants in or pursuant to this Acquisition Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

13.   Termination of Acquisition Plan
      -------------------------------

      A majority of either Muni Income's Board of Directors or Muni Income II's Board of Trustees may terminate this Acquisition Plan with respect to that Portfolio at any time before the applicable Effective Time if: (a) the Portfolio's conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (b) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Portfolio or its Stockholders and gives notice of such termination to the other party.

14.   Governing Law
      -------------

      This Acquisition Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

15.   Brokerage Fees
      --------------

      Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Acquisition Plan.

16.   Amendments
      ----------

      The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Acquisition Plan at any time before or after the Stockholders of the Acquired Portfolio approve the Acquisition. However, after Stockholders of the Acquired Portfolio approve the Acquisition, the parties may not amend this Acquisition Plan in a manner that materially alters the obligations of the other party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

17.   Waivers
      -------

      At any time prior to the Closing Date, either party may by written instrument signed by it (a) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (b) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

18.   Indemnification of Directors
      ----------------------------

      Acquiring Portfolio agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Portfolio's current and former Directors and officers, acting in their capacities as such, under the Acquired Portfolio's Charter and Bylaws as in effect as of the date of this Acquisition Plan shall survive the Acquisition as obligations of Acquiring Portfolio and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against Acquiring Portfolio, its successors or assigns.

19.   Cooperation and Further Assurances
      ----------------------------------

      Each party will cooperate with the other in fulfilling its obligations under this Acquisition Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Acquisition Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

20.   Updating of N-14 Registration Statement
      ---------------------------------------

      If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to Stockholders appropriate disclosure with respect to the item.

21.   Limitation on Liabilities
      -------------------------

      The obligations of the Acquired Portfolio and Acquiring Portfolio shall not bind any of the directors, Stockholders, nominees, officers, agents, employees or agents of the Acquired Portfolio or Acquiring Portfolio personally, but shall bind only the Acquired Portfolio or Acquiring Portfolio, as appropriate. The execution and delivery of this Acquisition Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Portfolio or Acquiring Portfolio, as appropriate.

22.   Termination of the Acquired Portfolio
      -------------------------------------

      If the parties complete the Acquisition, the Acquired Portfolio shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

23.   Notices
      -------

      Any notice, report, statement, certificate or demand required or permitted by any provision of this Acquisition Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

      For the Acquired Portfolio:

               AllianceBernstein Municipal Income Fund II-Florida Portfolio 1345 Avenue of the Americas
               New York, New York 10105
               Attention: Secretary

      For Acquiring Portfolio:

                AllianceBernstein Municipal Income Fund, Inc.-National Portfolio 1345 Avenue of the Americas
                New York, New York 10105
                Attention: Secretary

24.   Expenses
      --------

      The Acquisition expenses shall be paid by the Acquired Portfolio.

25.   General
      -------

      This Acquisition Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Acquisition Plan are for reference only and shall not affect in any way the meaning or interpretation of this Acquisition Plan. Whenever the context so requires, the use in this Acquisition Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Acquisition Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Acquisition Plan. Neither party may assign or transfer any right or obligation under this Acquisition Plan without the written consent of the other party.

      In Witness Whereof, the parties hereto have executed this Acquisition Plan as of the day and year first above written.

AllianceBernstein Municipal Income Fund II-Florida Portfolio



Attest:


--------------------------------------   By: ---------------------------------

Name:                                    Name:
           ---------------------------        --------------------------------

Title:     ---------------------------   Title: ------------------------------


AllianceBernstein Municipal Income Fund, Inc.-National
Portfolio


Attest:


--------------------------------------   By: ---------------------------------

Name:                                    Name:
           ---------------------------        --------------------------------

Title:     ---------------------------   Title: ------------------------------

                                   APPENDIX I

                                 CAPITALIZATION

      The following table shows on an unaudited basis the capitalization of each Portfolio as of February 6, 2009 and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of National II by National, of Florida by National, and of both National II and Florida by National, in each case, at net asset value as of February 6, 2009.

              ------------ ------------ ------------ -----------  ------------ ---------- ------------ --------------- ------------
                                                                   Pro Forma              Pro Forma                    Total Pro
                                                                  Combined of             Combined of                  Forma
                                                     Pro Forma    National II  Pro Forma   Florida       Pro Forma     Combined
                                                       Adjust-        into       Adjust-     into          Adjust-     of all
               National II   Florida      National      ments     National(1)    ments    National(1)      ments       Portfolios(1)
              ------------ ------------ ------------ -----------  ------------ ---------- ------------ --------------- ------------
Class A
Net Asset
 Value       $128,492,989 $110,109,101 $390,375,523           -  $518,868,512          - $500,484,624               -   $628,977,613
Shares
 outstanding   13,277,854   11,997,535   43,258,781  971,550(2)    57,508,185  212,817(3)  55,469,133  1,184,367(2)(3)    69,718,537
Net asset
 value
 per share       $9.68(4)     $9.18(4)        $9.02           -         $9.02          -        $9.02               -          $9.02

Class B
Net Asset
 Value         $3,717,937   $9,435,211  $13,911,433           -   $17,629,370          -  $23,346,644               -    $27,064,581
Shares
 outstanding      385,169    1,027,679    1,543,253   27,359(2)     1,955,781  19,390(3)    2,590,322    46,750(2)(3)      3,002,851
Net asset
 value
 per share       $9.65(4)     $9.18(4)        $9.01           -         $9.01          -        $9.01               -          $9.01

Class C
Net Asset
 Value        $18,472,250  $26,886,539  $70,695,267           -   $89,167,517          -  $97,581,806               -   $116,054,056
Shares
 outstanding    1,913,280    2,927,897    7,840,383  133,633(2)     9,887,296  51,936(3)   10,820,216   185,569(2)(3)     12,867,129
Net asset
 value
 per share       $9.65(4)     $9.18(4)        $9.02           -         $9.02          -        $9.02               -          $9.02

Advisor
 Class
Net Asset
 Value             N/A(5)       N/A(5)   $2,016,201           -    $2,016,201          -   $2,016,201               -     $2,016,201
Shares
 outstanding       N/A(5)       N/A(5)      223,516           0       223,516          0      223,516               0        223,516
Net asset
 value
 per share         N/A(5)       N/A(5)        $9.02           -         $9.02         [  ]      $9.02              [  ]        $9.02


(1) Assumes the Acquisition was consummated on February 6, 2009 and is for information purposes only. No assurance can be given as to how many shares of National will be received by the shareholders of National II and Florida on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of National that actually will be received on or after such date.
(2) In connection with the Acquisition, shares of National will be issued to the shareholders of National II. The number of shares assumed to be issued is equal to the net asset value of National II divided by the net asset value per share of National as of February 6, 2009.
(3) In connection with the Acquisition, shares of National will be issued to the shareholders of Florida. The number of shares assumed to be issued is equal to the net asset value of Florida divided by the net asset value per share of National as of February 6, 2009.
(4) Costs associated with the Acquisitions in the amounts of $137,000 and $139,000 were borne by National II and Florida, respectively, and are reflected in the NAV of National II and Florida as of February 6, 2009.
(5) There are currently no Advisory Class Shares offered on National II and Florida.

                                   APPENDIX J

                                LEGAL PROCEEDINGS

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuation dated September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Portfolio's shares or other adverse consequences to a Portfolio. This may require the Portfolios to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Portfolios.

                                   APPENDIX K

                           SHARE OWNERSHIP INFORMATION

Shares Outstanding

     As of February 6, 2009, each Portfolio had the following number of shares of common stock outstanding.

                                                          Number of Outstanding
                                                                Shares of
Fund                                           Class           Common Stock
-------------------------------------------   -------   ------------------------

National II                                      A           13,250,318.664
                                                 B              385,168.852
                                                 C            1,893,974.874

Florida                                          A           11,997,643.787
                                                 B            1,027,678.939
                                                 C            2,925,395.296

National                                         A           43,251,521.764
                                                 B            1,548,247.542
                                                 C            7,816,744.906
                                              Advisor           220,570.343

Ownership of Shares

     As of February 6, 2009, the Directors and officers of Muni Income as a group beneficially owned approximately 1.19% of the outstanding shares of common stock of National and less than 1% of the outstanding shares of common stock of National II.

     As of February 6, 2009, the Trustees and officers of Muni Income II as a group beneficially owned less than 1% of the outstanding shares of common stock of Florida. To the knowledge of each Portfolio, the following table shows the persons owning, as of As of February 6, 2009, either of record or beneficially, 5% or more of the outstanding shares of the Portfolio and the percentage of the combined Portfolio's shares to be owned by the persons if the Acquisitions had been consummated as of that date.

                                                                                           Percentage of
                                                  Number of          Percentage of     Outstanding Shares of
Portfolio     Name and Address                Outstanding Shares   Outstanding Shares   Combined Portfolio
and Class     of Shareholder                    of Class Owned       of Class Owned         Class Owned
-----------   -----------------------------   ------------------   ------------------  ---------------------
National II   First Clearing, LLC                      838,482                6.31%          1.29%
  Class A     Special Custody Acct for the
              Exclusive Benefit of Customer
              10750 Wheat First Dr
              Glen Allen, VA 23060-9243

              Pershing LLC                             948,091                7.14%          1.46%
              P.O. Box 2052
              Jersey City, NJ 07303-2052

              MLPF&S                                 1,147,675                8.64%          1.77%
              For the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr E FL 2
              Jacksonville, FL 32246-6484

  Class B     First Clearing, LLC                       33,573                8.72%          1.20%
              Special Custody Acct for the
              Exclusive Benefit of Customer
              10750 Wheat First Dr
              Glen Allen, VA 23060-9243

              MLPF&S                                    64,319               16.70%          2.29%
              For the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr E FL 2
              Jacksonville, FL 32246-6484

              Citigroup Global Markets                  43,159               11.21%          1.54%
              House Account
              Attn: Cindy Tempesta
              333 W. 34th St FL 3
              New York, NY 10001-2402

              Pershing LLC                              28,069                7.29%          1.00%
              P.O. Box 2052
              Jersey City, NJ 07303-2052

              Edward D Jones & Co.                      19,375                5.03%          0.69%
              Attn: Mutual Fund Shareholder Acctg.
              201 Progress Pkwy
              Maryland Hts, MO 63043-3009

  Class C     MLPF&S                                   828,010               43.43%          6.91%
              For the Sole Benefit of its
              Customers
              Attn: Fund Admin
              4800 Deer Lake Dr E FL 2
              Jacksonville, FL 32246-6484

              Citigroup Global Markets                 110,234                5.78%          0.92%
              House Account
              Attn: Cindy Tempesta
              333 W. 34th St FL 3
              New York, NY 10001-2402

              Pershing LLC                              95,524                5.01%          0.80%
              P.O. Box 2052
              Jersey City, NJ 07303-2052

Florida
  Class A
              First Clearing, LLC                    1,474,356               12.28%          2.15%
              Special Custody Acct for the
              Exclusive Benefit of Customer
              10750 Wheat First Dr
              Glen Allen, VA 23060-9243

              Citigroup Global Markets                 952,890                7.94%          1.39%
              House Account
              Attn: Cindy Tempesta
              333 W. 34th St FL 3
              New York, NY 10001-2402

              MLPF&S                                 1,081,766                9.01%          1.58%
              For the Sole Benefit of its Customers
              Attn: Fund Admin
              4800 Deer Lake Dr E FL 2
              Jacksonville, FL 32246-6484

  Class B     First Clearing, LLC                      160,411               15.61%          5.43%
              Special Custody Acct for the
              Exclusive Benefit of Customer
              10750 Wheat First Dr
              Glen Allen, VA 23060-9243

              MLPF&S                                    98,098                9.55%          3.32%
              For the Sole Benefit of its Customers
              Attn: Fund Admin
              4800 Deer Lake Dr E FL 2
              Jacksonville, FL 32246-6484

              Citigroup Global Markets                  74,379                7.24%          2.52%
              House Account
              Attn: Cindy Tempesta
              333 W. 34th St FL 3
              New York, NY 10001-2402

              Pershing LLC                             107,002               10.41%          3.62%
              P.O. Box 2052
              Jersey City, NJ 07303-2052

  Class C     First Clearing, LLC                      178,148                6.08%          1.41%
              Special Custody Acct for the
              Exclusive Benefit of Customer
              10750 Wheat First Dr
              Glen Allen, VA 23060-9243

              MLPF&S                                   854,586               29.17%          6.78%
              For the Sole Benefit of its Customers
              Attn: Fund Admin
              4800 Deer Lake Dr E FL 2
              Jacksonville, FL 32246-6484

              Pershing LLC                             300,621               10.26%          2.39%
              P.O. Box 2052
              Jersey City, NJ 07303-2052

              Morgan Stanley & Co.                     247,765                8.46%          1.97%
              Harborside Financial Center
              Plaza II 3rd FL
              Jersey City, NJ 07311

              AG Edwards & Sons Inc                    264,317                9.02%          2.10%
              Omnibus Account
              One North Jefferson
              St Louis, MO 63103

National
  Class A     Pershing LLC                           2,962,131                6.85%          4.25%
              P.O. Box 2052
              Jersey City, NJ 07303-2052

              MLPF&S                                 3,957,034                9.15%          5.68%
              For the Sole Benefit of its Customers
              Attn: Fund Admin
              4800 Deer Lake Dr E FL 2
              Jacksonville, FL 32246-6484

  Class B     First Clearing, LLC                      199,773               12.90%          6.64%
              Special Custody Acct for the
              Exclusive Benefit of Customer
              10750 Wheat First Dr
              Glen Allen, VA 23060-9243

              MLPF&S                                   282,073               18.21%          9.38%
              For the Sole Benefit of its Customers
              Attn: Fund Admin
              4800 Deer Lake Dr E FL 2
              Jacksonville, FL 32246-6484

              Pershing LLC                             180,163               11.63%          5.99%
              P.O. Box 2052
              Jersey City, NJ 07303-2052

  Class C     First Clearing, LLC                      627,887                8.00%          4.90%
              Special Custody Acct for the
              Exclusive Benefit of Customer
              10750 Wheat First Dr
              Glen Allen, VA 23060-9243

              MLPF&S                                 2,834,076               36.12%          22.11%
              For the Sole Benefit of its Customers
              Attn: Fund Admin
              4800 Deer Lake Dr E FL 2
              Jacksonville, FL 32246-6484

              Pershing LLC                             564,778                7.20%          4.41%
              P.O. Box 2052
              Jersey City, NJ 07303-2052

  Advisor
  Class       Citigroup Global Markets                  83,931               37.03%          37.03%
              House Account
              333 W. 34th St 3rd FL
              New York, NY 10001-2402

              Pershing LLC                              90,342               39.86%          39.86%
              P.O. Box 2052
              Jersey City, NJ 07303-2052

              LPL Financial                             41,152               18.16%          18.16%
              9785 Towne Centre Dr
              San Diego, CA 92121-1968

SK 00250 0457 967067

                                   APPENDIX L

                              FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolios as of the end of the Portfolios' last fiscal year, whose reports, along with each Portfolio's financial statements, are included in the Portfolios' annual reports and are available upon request.


                                                       National II - Class A
                                                       ---------------------

                                                                            Year Ended October 31,
                                           ----------------------------------------------------------------------------------
                                             2008            2007               2006              2005                2004**
Fiscal Year or Period
Net asset value, beginning of
   period                                    $10.11          $10.27             $10.18             $10.29             $10.11
                                           ---------       --------           --------           --------           ---------
Income From Investment Operations
Net investment income+(a)                       .39             .41                .41                .42                .44
Net gains or losses on
   investments (both realized
   and unrealized)                            (.59)           (.17)                .09              (.11)                .20
                                           ---------       --------           --------           --------           ---------
Total from investment operations              (.20)             .24                .50                .31                .64
                                           ---------       --------           --------           --------           ---------
Less Dividends and Distributions
Dividends from net investment
   income                                     (.38)           (.40)              (.41)              (.42)              (.46)
Distributions from capital gains               0.00            0.00               0.00               0.00               0.00

Less Distributions
Total dividends and distributions             (.38)           (.40)              (.41)              (.42)              (.46)
                                           ---------       --------           --------           --------           ---------
Net asset value, end of period                $9.53          $10.11             $10.27             $10.18             $10.29
                                           ---------       --------           --------           --------           ---------
                                           ---------       --------           --------           --------           ---------
Total return(b)                             (2.05)%           2.42%              4.98%              3.05%              6.42%
Net assets, end of period (000s
   omitted)                                $125,910        $116,843           $124,967           $124,957           $129,888

Ratios/Supplemental Data
   Ratio of expenses to average
      net assets*                             1.04%(c)        1.04%(c)           1.04%(c)(d)        1.04%(c)           1.03%(c)
   Ratio of net income (loss) to
      average net assets+                     3.87%           4.00%           4.00%(d)              4.07%              4.28%
Portfolio turnover rate                         29%             12%                10%                17%                12%




                                                       National II - Class B
                                                       ---------------------

                                                                            Year Ended October 31,
                                           ----------------------------------------------------------------------------------
                                             2008            2007               2006              2005                2004**
Fiscal Year or Period
Net asset value, beginning of
   period                                    $10.09          $10.25             $10.15           $10.26             $10.09
                                           ---------       --------           --------          --------           ---------

Income From Investment Operations
Net investment income+(a)                       .31             .34                .34              .35                .36
Net gains or losses on
   investments (both realized
   and unrealized)                            (.58)           (.17)                .10            (.11)                .19
                                           ---------       --------           --------          --------           ---------
Total from investment operations              (.27)             .17                .44              .24                .55
                                           ---------       --------           --------          --------           ---------
Less Dividends and Distributions
Dividends from net investment
   income                                     (.31)           (.33)              (.34)            (.35)              (.38)
Distributions from capital gains               0.00            0.00               0.00             0.00               0.00

Less Distributions
Total dividends and distributions             (.31)           (.33)              (.34)            (.35)              (.38)
                                           ---------       --------           --------          --------           ---------
Net asset value, end of period                $9.51          $10.09             $10.25           $10.15             $10.26
                                           ---------       --------           --------          --------           ---------
                                           ---------       --------           --------          --------           ---------
Total return(b)                             (2.72)%           1.72%              4.36%            2.34%              5.60%
Net assets, end of period (000s
   omitted)                                  $3,450          $6,449            $11,477          $16,375            $22,968

Ratios/Supplemental Data
   Ratio of expenses to average
      net assets*                             1.74%(c)        1.74%(c)           1.74%(c)(d)       1.74%(c)           1.74%(c)
   Ratio of net income (loss) to
      average net assets+                     3.17%           3.31%             3.32%(d)          3.39%              3.58%
Portfolio turnover rate                         29%             12%                10%              17%                12%



                                                       National II - Class C
                                                       ---------------------

                                                                            Year Ended October 31,
                                           ----------------------------------------------------------------------------------
                                             2008            2007               2006              2005                2004**
Fiscal Year or Period
Net asset value, beginning of
   period                                    $10.09          $10.25             $10.16           $10.27             $10.09
                                           ---------       --------           --------           --------           ---------
Income From Investment Operations
Net investment income+(a)                       .32             .34                .34              .35                .37
Net gains or losses on
   investments (both realized
   and unrealized)                            (.59)           (.17)                .09            (.11)                .19
                                           ---------       --------           --------          --------           ---------
Total from investment operations              (.27)             .17                .43              .24                .56
                                           ---------       --------           --------          --------           ---------
Less Dividends and Distributions
Dividends from net investment
   income                                     (.31)           (.33)              (.34)            (.35)              (.38)
Distributions from capital gains               0.00            0.00               0.00             0.00               0.00

Less Distributions
Total dividends and distributions             (.31)           (.33)              (.34)            (.35)              (.38)
                                           ---------       --------           --------          --------           ---------
Net asset value, end of period                $9.51          $10.09             $10.25           $10.16             $10.27
                                           ---------       --------           --------          --------           ---------
                                           ---------       --------           --------          --------           ---------
Total return(b)                             (2.74)%           1.71%              4.26%            2.34%              5.71%
Net assets, end of period (000s
   omitted)                                 $12,932         $10,872            $11,277          $11,732            $12,198

Ratios/Supplemental Data
   Ratio of expenses to average
      net assets*                          1.74%(c)        1.74%(c)        1.74%(c)(d)         1.74%(c)           1.73%(c)
   Ratio of net income (loss) to
      average net assets+                     3.17%           3.31%           3.31%(d)            3.38%              3.59%
Portfolio turnover rate                         29%             12%                10%              17%                12%



                                                         Florida - Class A
                                                       ---------------------

                                                                            Year Ended October 31,
                                           ----------------------------------------------------------------------------------
                                             2008            2007               2006              2005                2004**
Fiscal Year or Period
Net asset value, beginning of
   period                                    $10.15          $10.32             $10.28           $10.25             $10.17
                                           ---------       --------           --------           --------           ---------
Income From Investment Operations
Net investment income+(a)                       .44             .45                .46              .47                .49
Net gains or losses on
   investments (both realized
   and unrealized)                            (.84)           (.17)                .04              .03                .08
                                           ---------       --------           --------          --------           ---------
Total from investment operations              (.40)             .28                .50              .50                .57
                                           ---------       --------           --------          --------           ---------
Less Dividends and Distributions
Dividends from net investment
   income                                     (.45)           (.45)              (.46)            (.47)              (.49)
Distributions from capital gains               0.00            0.00               0.00             0.00               0.00

Less Distributions
Total dividends and distributions             (.45)           (.45)              (.46)            (.47)              (.49)
                                           ---------       --------           --------          --------           ---------
Net asset value, end of period                $9.30          $10.15             $10.32           $10.28             $10.25
                                           ---------       --------           --------          --------           ---------
                                           ---------       --------           --------          --------           ---------
Total return(b)                             (4.16)%           2.80%              5.00%            5.01%              5.78%
Net assets, end of period (000s
   omitted)                                $118,868        $134,989           $138,307         $127,541           $101,529

Ratios/Supplemental Data
   Ratio of expenses to average
      net assets*                              .78%(e)         .78%(e)         .78%(d)(e)          .78%(e)            .78%(e)
   Ratio of net income (loss) to
      average net assets+                     4.44%           4.43%           4.51%(d)            4.60%              4.83%
Portfolio turnover rate                         29%             23%                27%              23%                22%


                                                         Florida - Class B
                                                       ---------------------

                                                                            Year Ended October 31,
                                           ----------------------------------------------------------------------------------
                                             2008            2007               2006              2005                2004**
Fiscal Year or Period
Net asset value, beginning of
   period                                    $10.16          $10.32             $10.29           $10.26             $10.18
                                           ---------       --------           --------          --------           ---------
Income From Investment Operations
Net investment income+(a)                       .37             .38                .39              .40                .42
Net gains or losses on
   investments (both realized
   and unrealized)                            (.84)           (.16)                .03              .03                .08
                                           ---------       --------           --------          --------           ---------
Total from investment operations              (.47)             .22                .42              .43                .50
                                           ---------       --------           --------          --------           ---------
Less Dividends and Distributions
Dividends from net investment
   income                                     (.38)           (.38)              (.39)            (.40)              (.42)
Distributions from capital gains               0.00            0.00               0.00             0.00               0.00

Less Distributions
Total dividends and distributions             (.38)           (.38)              (.39)            (.40)              (.42)
                                           ---------       --------           --------          --------           ---------
Net asset value, end of period                $9.31          $10.16             $10.32           $10.29             $10.26
                                           ---------       --------           --------          --------           ---------
                                           ---------       --------           --------          --------           ---------
Total return(b)                             (4.82)%           2.18%              4.17%            4.29%              4.96%
Net assets, end of period (000s
   omitted)                                 $12,628         $23,646            $38,045          $53,996            $79,266

Ratios/Supplemental Data
   Ratio of expenses to average
      net assets*                             1.48%(e)        1.48%(e)        1.48%(d)(e)         1.48%(e)           1.48%(e)
   Ratio of net income (loss) to
      average net assets+                     3.72%           3.73%           3.80%(d)            3.91%              4.12%
Portfolio turnover rate                         29%             23%                27%              23%                22%



                                                         Florida - Class C
                                                       ---------------------

                                                                            Year Ended October 31,
                                           ----------------------------------------------------------------------------------
                                             2008            2007               2006              2005                2004**
Fiscal Year or Period
Net asset value, beginning of
   period                                    $10.16          $10.32             $10.29           $10.25             $10.18
                                           ---------       --------           --------          --------           ---------

Income From Investment Operations
Net investment income+(a)                       .37             .38                .39              .40                .42
Net gains or losses on
   investments (both realized
   and unrealized)                            (.84)           (.16)                .03              .04                .07
                                           ---------       --------           --------          --------           ---------
Total from investment operations              (.47)             .22                .42              .44                .49
                                           ---------       --------           --------          --------           ---------
Less Dividends and Distributions
Dividends from net investment
   income                                     (.38)           (.38)              (.39)            (.40)              (.42)
Distributions from capital gains               0.00            0.00               0.00             0.00               0.00

Less Distributions
Total dividends and distributions             (.38)           (.38)              (.39)            (.40)              (.42)
                                           ---------       --------           --------          --------           ---------
Net asset value, end of period                $9.31          $10.16             $10.32           $10.29             $10.25
                                           ---------       --------           --------          --------           ---------
                                           ---------       --------           --------          --------           ---------
Total return(b)                             (4.82)%           2.18%              4.17%            4.38%              4.96%
Net assets, end of period (000s
   omitted)                                 $28,989         $33,540            $39,042          $39,950            $39,170

Ratios/Supplemental Data
   Ratio of expenses to average
      net assets*                             1.48%(e)        1.48%(e)        1.48%(d)(e)         1.48%(e)           1.48%(e)
   Ratio of net income (loss) to
      average net assets+                     3.73%           3.73%           3.80%(d)            3.90%              4.13%
Portfolio turnover rate                         29%             23%                27%              23%                22%



                                                         National - Class A
                                                       ---------------------

                                                                            Year Ended October 31,
                                           ----------------------------------------------------------------------------------
                                             2008            2007               2006              2005                2004**
Fiscal Year or Period
Net asset value, beginning of
   period                                    $10.03          $10.22             $10.05           $10.13              $9.96
                                           ---------       --------           --------          --------           ---------
Income From Investment Operations
Net investment income+(a)                       .42             .44                .46              .47                .50
Net gains or losses on
   investments (both realized
   and unrealized)                           (1.13)           (.19)                .17            (.07)                .17
                                           ---------       --------           --------          --------           ---------
Total from investment operations              (.71)             .25                .63              .40                .67
                                           ---------       --------           --------          --------           ---------
Less Dividends and Distributions
Dividends from net investment
   income                                     (.42)           (.44)              (.46)            (.48)              (.50)
Distributions from capital gains               0.00            0.00               0.00             0.00               0.00

Less Distributions
Total dividends and distributions             (.42)           (.44)              (.46)            (.48)              (.50)
                                           ---------       --------           --------          --------           ---------
Net asset value, end of period                $8.90          $10.03             $10.22           $10.05             $10.13
                                           ---------       --------           --------          --------           ---------
                                           ---------       --------           --------          --------           ---------
Total return(b)                             (7.32)%           2.52%              6.43%            3.95%              6.92%
Net assets, end of period (000s
   omitted)                                $401,886        $361,701           $349,884         $337,201           $344,557

Ratios/Supplemental Data
   Ratio of expenses to average
      net assets*                              .68%(f)         .68%(f)         .68%(d)(f)          .68%(f)            .68%(f)
   Ratio of net income (loss) to
      average net assets+                     4.31%           4.38%           4.56%(d)            4.65%              4.94%
Portfolio turnover rate                         24%             15%                22%              25%                47%


                                                         National - Class B
                                                       ---------------------

                                                                            Year Ended October 31,
                                           ----------------------------------------------------------------------------------
                                             2008            2007               2006              2005                2004**
Fiscal Year or Period
Net asset value, beginning of
   period                                    $10.02          $10.21             $10.04           $10.12              $9.95
                                           ---------       --------           --------          --------           ---------
Income From Investment Operations
Net investment income+(a)                       .35             .37                .39              .40                .43
Net gains or losses on
   investments (both realized
   and unrealized)                           (1.13)           (.19)                .17            (.07)                .17
                                           ---------       --------           --------          --------           ---------
Total from investment operations              (.78)             .18                .56              .33                .60
                                           ---------       --------           --------          --------           ---------
Less Dividends and Distributions
Dividends from net investment
   income                                     (.35)           (.37)              (.39)            (.41)              (.43)
Distributions from capital gains               0.00            0.00               0.00             0.00               0.00

Less Distributions
Total dividends and distributions             (.35)           (.37)              (.39)            (.41)              (.43)
                                           ---------       --------           --------          --------           ---------
Net asset value, end of period                $8.89          $10.02             $10.21           $10.04             $10.12
                                           ---------       --------           --------          --------           ---------
                                           ---------       --------           --------          --------           ---------
Total return(b)                             (7.97)%           1.81%              5.70%            3.25%              6.18%
Net assets, end of period (000s
   omitted)                                 $14,988         $25,332            $37,399          $49,801            $72,264

Ratios/Supplemental Data
   Ratio of expenses to average
      net assets*                             1.38%(f)        1.38%(f)        1.38%(d)(f)         1.38%(f)           1.39%(f)
   Ratio of net income (loss) to
      average net assets+                     3.61%           3.69%           3.89%(d)            3.96%              4.24%
Portfolio turnover rate                         24%             15%                22%              25%                47%



                                                         National - Class C
                                                       ---------------------

                                                                            Year Ended October 31,
                                           ----------------------------------------------------------------------------------
                                             2008            2007               2006              2005                2004**
Fiscal Year or Period
Net asset value, beginning of
   period                                    $10.02          $10.21             $10.05           $10.13              $9.95
                                           ---------       --------           --------          --------           ---------
Income From Investment Operations
Net investment income+(a)                       .35             .37                .39              .40                .43
Net gains or losses on
   investments (both realized
   and unrealized)                           (1.13)           (.19)                .16            (.07)                .18
                                           ---------       --------           --------          --------           ---------
Total from investment operations              (.78)             .18                .55              .33                .61
                                           ---------       --------           --------          --------           ---------
Less Dividends and Distributions
Dividends from net investment
   income                                     (.35)           (.37)              (.39)            (.41)              (.43)
Distributions from capital gains               0.00            0.00               0.00             0.00               0.00

Less Distributions
Total dividends and distributions             (.35)           (.37)              (.39)            (.41)              (.43)
                                           ---------       --------           --------          --------           ---------
Net asset value, end of period                $8.89          $10.02             $10.21           $10.05             $10.13
                                           ---------       --------           --------          --------           ---------
                                           ---------       --------           --------          --------           ---------
Total return(b)                             (7.98)%           1.81%              5.59%            3.24%              6.28%
Net assets, end of period (000s
   omitted)                                 $63,704         $60,613            $62,447          $61,622            $68,769

Ratios/Supplemental Data
   Ratio of expenses to average
      net assets*                             1.38%(f)        1.38%(f)        1.38%(d)(f)         1.38%(f)           1.38%(f)
   Ratio of net income (loss) to
      average net assets+                     3.61%           3.68%           3.87%(d)            3.96%              4.24%
Portfolio turnover rate                         24%             15%                22%              25%                47%


*    Net of any waivers/reimbursements and interest expense.
** As of October 1, 2003 (as of November 1, 2003 with respect to National, National II, New York and California) the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts; however, prior to October 1, 2003 (November 1, 2003 with respect to National, National II, New York and California), these interim payments were reflected within interest income/expense on the statement of operations. For the year ended September 30, 2004 (October 31, 2004 with respect to National, National II, New York and California), the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share. The effect on the ratio of net investment income to average net assets for the aforementioned year-ends was as follows:
+ Net of expenses assumed and/or waived by the Adviser for all fiscal periods.
(a)  Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(c) If National II had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.07%, 1.06%, 1.04%, 1.04% and 1.18% for Class A shares, 1.79%,
     1.77%,1.75%, 1.75% and 1.89% for Class B shares and 1.78%, 1.77%, 1.74%,
     1.75% and 1.88% for Class C shares.
(d) The ratio includes expenses attributable to the costs of proxy solicitation.
(e) If Florida had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 0.96%, .96%, .98%, 1.08% and 1.12% for Class A shares, 1.69%, 1.68%, 1.69%, 1.78% and
     1.83% for Class B shares and 1.67%, 1.67%, 1.68%, 1.78% and 1.83% for Class
     C shares.
(f) If National had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 0.91%, 0.92%, 1.01%, .93% and 1.08% for Class A shares, 1.63%, 1.63%,
     1.73%, 1.64% and 1.79% for Class B shares, 1.61%, 1.62%, 1.72%, 1.64% and
     1.78% for Class C shares and 0.69% for Advisor Class shares.

FORM OF PROXY CARD FOR NATIONAL II


                                             Vote by Touch-Tone Phone or by Mail

                    CALL: To vote by phone call toll-free 1-800-[___]-[____] and
                                               Follow the recorded instructions.
                    MAIL: Return the signed Proxy Card in the enclosed envelope.

                                 PROXY IN CONNECTION WITH THE SPECIAL MEETING OF
                                            SHAREHOLDERS TO BE HELD MAY 21, 2009

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      AllianceBernstein Municipal Income Fund, Inc. - National Portfolio II

The undersigned hereby appoints Stephen J. Laffey and Carol H. Rappa, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders (the "Meeting") of National Portfolio II (the "Portfolio"), a series of AllianceBernstein Municipal Income Fund, Inc. (the "Fund"), to be held at [_________], Eastern Time, on Thursday, May 21, 2009 at the offices of the Fund at 1345 Avenue of the Americas, [____] Floor, New York, New York 10105, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Prospectus/Proxy Statement, revokes any proxy previously given with respect to the Meeting and instructs said proxies to vote said shares as indicated on the reverse side of this Proxy Card.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL AS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

/x/ Please mark votes as in this example.
--------------------------------------------------------------------------------

THE PROPOSAL Acquisition by AllianceBernstein Municipal Income Fund, Inc. - National Portfolio ("National") of all of the assets and the assumption of all of the liabilities of the Portfolio in exchange for shares of National

       FOR                       AGAINST                       ABSTAIN
       /_/                        /_/                            /_/


To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting, any postponement or adjournment thereof, including any matter incidental to the conduct of the Meeting, in the discretion of the Proxy holder(s).


Please check here if you plan to attend the Meeting.

     /_/   I WILL ATTEND THE MEETING.

Please be sure to sign your name(s) exactly as it appears on this Proxy Card.


                  ------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date: __________________________, 2009


                  ------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date: __________________________, 2009


IMPORTANT: Please sign legibly and exactly as the name appears on this Proxy Card. Joint owners must EACH sign the Proxy Card. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

***PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

FORM OF PROXY CARD FOR FLORIDA


                                             Vote by Touch-Tone Phone or by Mail

                    CALL: To vote by phone call toll-free 1-800-[___]-[____] and
                                               Follow the recorded instructions.
                    MAIL: Return the signed Proxy Card in the enclosed envelope.

                                 PROXY IN CONNECTION WITH THE SPECIAL MEETING OF
                                            SHAREHOLDERS TO BE HELD MAY 21, 2009

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         AllianceBernstein Municipal Income Fund II - Florida Portfolio

The undersigned hereby appoints Stephen J. Laffey and Carol H. Rappa, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders (the "Meeting") of Florida Portfolio (the "Portfolio"), a series of AllianceBernstein Municipal Income Fund II (the "Fund"), to be held at [_________], Eastern Time, on Thursday, May 21, 2009 at the offices of the Fund at 1345 Avenue of the Americas, [____] Floor, New York, New York 10105, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Prospectus/Proxy Statement, revokes any proxy previously given with respect to the Meeting and instructs said proxies to vote said shares as indicated on the reverse side of this Proxy Card.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL AS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

/x/ Please mark votes as in this example.
--------------------------------------------------------------------------------

THE PROPOSAL Acquisition by AllianceBernstein Municipal Income Fund, Inc. - National Portfolio ("National") of all of the assets and the assumption of all of the liabilities of the Portfolio in exchange for shares of National

       FOR                         AGAINST                        ABSTAIN
       /_/                          /_/                             /_/


To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting, any postponement or adjournment thereof, including any matter incidental to the conduct of the Meeting, in the discretion of the Proxy holder(s).


Please check here if you plan to attend the Meeting.

     /_/   I WILL ATTEND THE MEETING.

Please be sure to sign your name(s) exactly as it appears on this Proxy Card.


                  ------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date: __________________________, 2009


                  ------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date: __________________________, 2009


IMPORTANT: Please sign legibly and exactly as the name appears on this Proxy Card. Joint owners must EACH sign the Proxy Card. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

***PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                 ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND INC. -
                               NATIONAL PORTFOLIO

                           1345 Avenue of the Americas
                               New York, New York
                            Toll Free (800) 221-5672


--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                              [_____________], 2009


     This Statement of Additional Information (the "SAI") relates to the acquisitions (the "Acquisitions") of all of the assets and liabilities of National Portfolio II ("National II"), a series of AllianceBernstein Municipal Income Fund, Inc., and Florida Portfolio ("Florida"), a series of AllianceBernstein Municipal Income Fund II, by National Portfolio ("National"), another series of AllianceBernstein Municipal Income Fund, Inc. (National II and Florida are each an "Acquired Portfolio" and collectively, the "Acquired Portfolios." National and the Acquired Portfolios are each a "Portfolio" and collectively, the "Portfolios.")

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated [_________], 2009 (the "Prospectus/Proxy Statement") of National which relates to the Acquisitions. As described in the Prospectus/Proxy Statement, the Acquisitions would involve the transfer of all the assets of each of the Acquired Portfolios in exchange for shares of National and the assumption by National of all the liabilities of each of the Acquired Portfolios. Each of the Acquired Portfolios would distribute the National shares it receives to its shareholders in complete liquidation of the Portfolio. National will be the survivor for accounting purposes.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to a Portfolio at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                          Page

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
FINANCIAL STATEMENTS

Additional Information About the Portfolios

     Further information about National, National II and Florida is contained in their Statements of Additional Information each dated January 30, 2009, as supplemented, which are available upon request and without charge by writing to the applicable Portfolio at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

Financial Statements

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended October 31, 2008, of National and National II, which report contains historical financial information regarding the Portfolios, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Each Portfolio's Semi-Annual Report for the six-month period ended April 30, 2008 is also incorporated herein by reference.

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended September 30, 2008, of Florida, which report contains historical financial information regarding the Portfolio, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Portfolio's Semi-Annual Report for the six-month period ended March 31, 2008 is also incorporated herein by reference.

     The following represents the pro forma financial information. The pro forma financial statements give effect to the Acquisitions of the assets and liabilities of National II and Florida by National in exchange for shares of National pursuant to the Plan of Acquisition and Liquidation and the Agreement and Plan of Acquisition and Liquidation, respectively. National's unaudited pro forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisitions were effective for the period November 1, 2007 - October 31, 2008.

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND
 - NATIONAL PORTFOLIO                                            AllianceBernstein Municipal Income Fund - National II Portfolio***
October 31, 2008 (unaudited)                                           AllianceBernstein Municipal Income Fund - National Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                             Alliance-    Alliance-                        Pro Forma     Pro Forma
                                 Alliance-     Alliance-     Bernstein    Bernstein                        Alliance-     Alliance-
                                 Bernstein     Bernstein     Municipal    Municipal                        Bernstein     Bernstein
                                 Municipal     Municipal      Income       Income                          Municipal     Municipal
                                Income Fund   Income Fund       Fund       Fund                           Income Fund   Income Fund
                                  National      National    National II   National II                       National      National
                                 Portfolio     Portfolio    Portfolio***  Portfolio***                     Portfolio     Portfolio
                                 Principal    (U.S.          Principal    (U.S.                            Principal    (U.S.
                                Amount (000)      $ Value)  Amount (000)      $ Value)   Adjustments      Amount (000)      $ Value)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS - 98.5%
Long-Term Municipal Bonds -
97.6%
Alabama - 1.7%
Jefferson Cnty Ltd Oblig Sch
Warrants
   FSA Series 2004
   5.50%, 1/01/21               $      1,000  $    895,480  $        -0-  $        -0-   $        -0-     $      1,000  $    895,480
   Series 04A
   5.25%, 1/01/18 - 1/01/23            3,900     3,232,695           -0-           -0-            -0-            3,900     3,232,695
Jefferson Cnty Swr Rev
   (Capital Impr Warrants)
   FGIC Series 02
   5.00%, 2/01/41                        -0-           -0-           375       391,721            -0-              375       391,721
   FGIC Series 02B
   5.00%, 2/01/41                        -0-           -0-           625       658,450            -0-              625       658,450
Montgomery Spl Care Fac Fin
Auth
   (Baptist Hlth)
   (Prerefunded)
   Series 04C
   5.25%, 11/15/29                     2,190     2,368,200           -0-           -0-            -0-            2,190     2,368,200
Univ of Alabama Brd of
Trustees
   (Univ of Alabama Hosp)
   Series 08A
   5.75%, 9/01/22 (a)                  3,000     2,876,010           -0-           -0-            -0-            3,000     2,876,010
                                              ------------                ------------                                  ------------
                                                 9,372,385                   1,050,171                                    10,422,556
                                              ------------                ------------                                  ------------
Arizona - 2.0%
Arizona Hlth Fac Auth
   (Phoenix Children's Hosp)
   2.82%, 2/01/42 (b)                  2,600     2,283,814           -0-           -0-            -0-            2,600     2,283,814
Estrella Mtn Ranch CFD
   (Desert Village)
   7.375%, 7/01/27                     2,594     2,325,132           -0-           -0-            -0-            2,594     2,325,132
Phoenix Civic Impr Corp.
Wastewtr Sys
   MBIA Series 04
   5.00%, 7/01/23                      1,750     1,731,975           -0-           -0-            -0-            1,750     1,731,975
Pima Cnty IDA
   (Horizon Comnty Learning
   Ctr)
   Series 05
   5.125%, 6/01/20                     3,310     2,753,754           -0-           -0-            -0-            3,310     2,753,754
Queen Creek Impr Dist No 1
   5.00%, 1/01/26                      1,300     1,020,695           -0-           -0-            -0-            1,300     1,020,695
Salt Verde Fin Corp.
   (Prepaid Gas)
   5.25%, 12/01/23                     2,560     1,874,509           -0-           -0-            -0-            2,560     1,874,509
Sundance CFD No 1
   Series 02
   7.75%, 7/01/22                        600       564,402           -0-           -0-            -0-              600       564,402
                                              ------------                ------------                                  ------------
                                                12,554,281                         -0-                                    12,554,281
                                              ------------                ------------                                  ------------
California - 3.8%
California
   (Prerefunded)
   5.25%, 4/01/30                        810       873,463           -0-           -0-            -0-              810       873,463
   AMBAC
   5.00%, 4/01/27                        910       973,964           -0-           -0-            -0-              910       973,964
California
   (Unrefunded)
   5.25%, 4/01/30                         15        14,224           -0-           -0-            -0-               15        14,224
   AMBAC
   5.00%, 4/01/27                      1,740     1,626,621           -0-           -0-            -0-            1,740     1,626,621
California Dept of Wtr Res
   (Pwr Sup Rev)
   (Prerefunded)
   Series 02A
   5.375%, 5/01/22                     2,000     2,186,800           -0-           -0-            -0-            2,000     2,186,800
California
   FSA Series 03
   5.00%, 2/01/29                        -0-           -0-         1,445     1,355,367            -0-            1,445     1,355,367
California
   (Prerefunded)
   5.125%, 2/01/28                       -0-           -0-         1,500     1,635,915            -0-            1,500     1,635,915
   AMBAC
   5.00%, 4/01/27                        -0-           -0-         1,035     1,107,750            -0-            1,035     1,107,750
California
   (Unrefunded)
   AMBAC
   5.00%, 4/01/27                        -0-           -0-         1,965     1,836,960            -0-            1,965     1,836,960
Chula Vista IDR
   (San Diego Gas)
   Series 96A
   5.30%, 7/01/21                      4,000     3,540,560           -0-           -0-            -0-            4,000     3,540,560
Golden St Tobacco
Securitization Corp.
   (Prerefunded)
   XLCA Series 03B
   5.50%, 6/01/33                        -0-           -0-         2,000     2,137,180            -0-            2,000     2,137,180
Manteca Uni Sch Dist
   MBIA Series 01
   Zero Coupon, 9/01/31               11,910     2,803,257           -0-           -0-            -0-           11,910     2,803,257
San Bernardino Cnty Redev ETM
   (Ontario Proj #1)
   MBIA Series 93
   5.80%, 8/01/23                        -0-           -0-         1,000     1,024,290            -0-            1,000     1,024,290
San Diego Cnty Wtr Auth
   FSA Series 08A
   5.00%, 5/01/25                      3,000     2,914,680           -0-           -0-            -0-            3,000     2,914,680
                                              ------------                ------------                                  ------------
                                                14,933,569                   9,097,462                                    24,031,031
                                              ------------                ------------                                  ------------
Colorado - 2.6%
Colorado Ed & Cultural Fac
Auth
   (Knowledge Quest Charter
   Sch)
   Series 05
   6.50%, 5/01/36                        495       381,868           -0-           -0-            -0-              495       381,868
Colorado HFA SFMR
   (Mtg Rev) AMT
   Series 99A-2
   6.45%, 4/01/30                        485       439,230           -0-           -0-            -0-              485       439,230
Colorado Hlth Fac Auth
   (Evangelical Lutheran Proj)
   5.25%, 6/01/19                      1,500     1,344,195           -0-           -0-            -0-            1,500     1,344,195
Colorado Hlth Fac Auth
   (Parkview Med Ctr)
   Series 04
   5.00%, 9/01/25                        690       545,983           -0-           -0-            -0-              690       545,983
Northwest Parkway Toll Rev
   (Prerefunded)
   FSA Series 01C
   Zero Coupon, 6/15/25 (c)              -0-           -0-         9,000     8,335,620            -0-            9,000     8,335,620
Park Creek Metro Dist Rev Ltd
   (Ref-Sr-Ltd Tax Ppty Tax)
   Series 05
   5.50%, 12/01/30                     1,900     1,510,158           -0-           -0-            -0-            1,900     1,510,158
PV Wtr & Sanitation Metro Dist
Capital Appreciation
   Series 06
   Zero Coupon, 12/15/17               3,672     1,953,798           -0-           -0-            -0-            3,672     1,953,798
Todd Creek Farms Metro Dist
   No 1
   6.125%, 12/01/22                    1,210       992,055           -0-           -0-            -0-            1,210       992,055
   Series 04
   6.125%, 12/01/19                      820       707,849           -0-           -0-            -0-              820       707,849
                                              ------------                ------------                                  ------------
                                                 7,875,136                   8,335,620                                    16,210,756
                                              ------------                ------------                                  ------------
Connecticut - 0.1%
Connecticut HEFA
   (Griffin Hosp)
   RADIAN Series 05B
   5.00%, 7/01/23                        750       616,785           -0-           -0-            -0-              750       616,785
                                              ------------                ------------                                  ------------
District Of Columbia - 2.0%
Dist of Columbia
   ACA
   5.00%, 6/01/26                      1,000       721,670           -0-           -0-            -0-            1,000       721,670
   FSA Series 2007C
   5.00%, 6/01/23                      7,775     7,578,448           -0-           -0-            -0-            7,775     7,578,448
Dist of Columbia
   (Georgetown Univ)
   AMBAC Series C-1
   15.00%, 4/01/41 (a) +                 -0-           -0-            25        25,000            -0-               25        25,000
Dist of Columbia Wtr & Swr
   Auth
   ASSURED GTY Series 2008A
   5.00%, 10/01/23                     3,220     3,117,926           905       876,311            -0-            4,125     3,994,237
                                              ------------                ------------                                  ------------
                                                11,418,044                     901,311                                    12,319,355
                                              ------------                ------------                                  ------------
Florida - 7.9%
Beacon Tradeport CDD
   Series 02B
   7.25%, 5/01/33                        150       131,364           -0-           -0-            -0-              150       131,364
Bonnet Creek Resort CDD
   Series 02
   7.25%, 5/01/18                      2,000     1,868,880           -0-           -0-            -0-            2,000     1,868,880
Collier Cnty CFD
   (Fiddler's Creek)
   Series 02A
   6.875%, 5/01/33                     1,120       941,741           -0-           -0-            -0-            1,120       941,741
   Series 02B
   6.625%, 5/01/33                       480       391,243           -0-           -0-            -0-              480       391,243
Collier Cnty IDA
   (Southern St Util) AMT
   Series 96
   6.50%, 10/01/25                       705       705,056           -0-           -0-            -0-              705       705,056
Crossings At Fleming Island
CDD
   Series 00C
   7.05%, 5/01/15                      1,550     1,471,322           -0-           -0-            -0-            1,550     1,471,322
Gateway CDD
   (Sun City Ctr)
   Series 03B
   5.50%, 5/01/10                        255       255,000           -0-           -0-            -0-              255       255,000
Hollywood Comnty Redev Agy
   XLCA
   5.00%, 3/01/24                        -0-           -0-         5,000     4,534,650            -0-            5,000     4,534,650
Indian Trace Dev Dist
   (Wtr Mgmt Spl Benefit)
   MBIA Series 05
   5.00%, 5/01/22                        320       310,230           -0-           -0-            -0-              320       310,230
Indian Trace Dev Dist Spl
Assmt
   (Wtr Mgmt Spl Benefit)
   MBIA Series 05
   5.00%, 5/01/23                      1,480     1,413,311           -0-           -0-            -0-            1,480     1,413,311
Jacksonville Hosp Rev
   (Mayo Clinic)
   Series 01C
   5.50%, 11/15/36                     6,750     5,806,823           -0-           -0-            -0-            6,750     5,806,823
Lee Cnty CFD
   (Herons Glen)
   (Prerefunded)
   Series 99
   6.00%, 5/01/29                      6,090     6,280,373           -0-           -0-            -0-            6,090     6,280,373
Lee Cnty HFA SFMR
   (Mtg Rev) AMT
   GNMA/ FNMA Series 00A-1
   7.20%, 3/01/33                         70        69,957           -0-           -0-            -0-               70        69,957
Marshall Creek CDD
   Series 02A
   6.625%, 5/01/32                     1,645     1,405,504           -0-           -0-            -0-            1,645     1,405,504
Miami Beach Hlth Fac Auth
   (Mt Sinai Med Ctr)
   Series 01A
   6.80%, 11/15/31                     3,500     2,729,195           -0-           -0-            -0-            3,500     2,729,195
Miami-Dade Cnty Ed Fac Auth
   (Univ of Miami)
   Series 08A
   5.20%, 4/01/24                      2,500     2,339,925           -0-           -0-            -0-            2,500     2,339,925
Miromar Lakes CDD
   Series 00A
   7.25%, 5/01/12                      3,195     3,050,746           -0-           -0-            -0-            3,195     3,050,746
   (Seminole Proj) AMT
   Series 99L
   5.80%, 6/01/32                      4,990     3,847,041           -0-           -0-            -0-            4,990     3,847,041
Orlando Assess Dist
   (Conroy Rd Proj)
   Series 98A
   5.80%, 5/01/26                      3,250     2,562,365           -0-           -0-            -0-            3,250     2,562,365
Pasco Cnty HFA MFHR
   (Pasco Woods Apts) AMT
   Series 99A
   5.90%, 8/01/39                      3,690     3,062,885           -0-           -0-            -0-            3,690     3,062,885
Pier Park CDD
   Series 02-1
   7.15%, 5/01/34                      3,245     2,842,685           -0-           -0-            -0-            3,245     2,842,685
   Series 02B
   6.20%, 11/01/08                        25        25,000           -0-           -0-            -0-               25        25,000
Tara CDD No 1
   Series 00A
   7.15%, 5/01/31                      1,755     1,575,358           -0-           -0-            -0-            1,755     1,575,358
Volusia Cnty Hlth Fac
   (John Knox Village)
   RADIAN Series 96A
   6.00%, 6/01/17                        -0-           -0-         1,905     1,907,496            -0-            1,905     1,907,496
                                              ------------                ------------                                  ------------
                                                43,086,004                   6,442,146                                    49,528,150
                                              ------------                ------------                                  ------------
Illinois - 8.9%
Chicago
   Series 08A
   5.25%, 1/01/23                     10,000    10,093,400           -0-           -0-            -0-           10,000    10,093,400
Chicago Arpt Rev
   (O'Hare Int'l Arpt)
   XLCA Series 03B-1
   5.25%, 1/01/34                      3,400     2,975,136         1,700  $  1,487,568            -0-            5,100     4,462,704
Chicago Brd of Ed
   Series 07
   5.00%, 12/01/24                    15,000    14,852,400           -0-           -0-            -0-           15,000    14,852,400
Chicago HFA SFMR
   (Mtg Rev)
   GNMA/ FNMA/ FHLMC Series
   99C
   7.05%, 10/01/30                        45        45,144           -0-           -0-            -0-               45        45,144
Chicago HFA SFMR
   (Mtg Rev) AMT
   GNMA/ FNMA/ FHLMC Series
   98A
   6.45%, 9/01/29                        225       221,546           -0-           -0-            -0-              225       221,546
   GNMA/ FNMA/ FHLMC Series
   98C-1
   6.30%, 9/01/29                        165       164,543           -0-           -0-            -0-              165       164,543
   GNMA/ FNMA/ FHLMC Series
   99 A
   6.35%, 10/01/30                       230       196,266           -0-           -0-            -0-              230       196,266
Chicago Incr Alloc
   (Diversey/Narragansett
   Redev Proj)
   7.46%, 2/15/26                      1,770     1,696,952           -0-           -0-            -0-            1,770     1,696,952
Chicago Sales Tax Rev
   FSA Series 05
   5.00%, 1/01/25                      6,905     6,534,201           -0-           -0-            -0-            6,905     6,534,201
Chicago Spec Assess
   (Lake Shore East)
   Series 03
   6.75%, 12/01/32                     3,500     2,970,240           -0-           -0-            -0-            3,500     2,970,240
Gilberts Spl Svc Area No 15
Spl Tax
   (Gilberts Town Ctr Proj)
   Series 03
   6.00%, 3/01/28                      2,430     1,876,956           -0-           -0-            -0-            2,430     1,876,956
Hampshire Spl Svc Area No 14
   5.80%, 3/01/26                      1,595     1,234,227           -0-           -0-            -0-            1,595     1,234,227
Illinois Fin Auth
   (Illinois Inst of
   Technology)
   Series 06A
   5.00%, 4/01/31                        750       567,757           -0-           -0-            -0-              750       567,757
Illionois Sport Fac Rev
   (Chicago Stadium Soldier
   Field)
   AMBAC Series 01
   Zero Coupon, 6/15/30 (c)              -0-           -0-         7,000     6,259,470            -0-            7,000     6,259,470
Manhattan
   (No 04-1 Brookstone Springs
   Proj)
   Series 05
   5.875%, 3/01/28                     1,667     1,307,595           -0-           -0-            -0-            1,667     1,307,595
Metro Pier & Expo Auth
   (McCormick Place)
   MBIA Series 02A
   5.25%, 6/15/42                      1,750     1,670,323         1,750     1,670,322            -0-            3,500     3,340,645
                                              ------------                ------------                                  ------------
                                                46,406,686                   9,417,360                                    55,824,046
                                              ------------                ------------                                  ------------
Indiana - 0.5%
Hendricks Cnty Bldg Fac Corp.
   5.50%, 7/15/23                      1,165     1,191,154           -0-           -0-            -0-            1,165     1,191,154
Indiana Dev Fin Auth
   (Inland Steel)
   Series 97
   5.75%, 10/01/11                     1,825     1,762,567           -0-           -0-            -0-            1,825     1,762,567
                                              ------------                ------------                                  ------------
                                                 2,953,721                         -0-                                     2,953,721
                                              ------------                ------------                                  ------------
Iowa - 0.0%
Coralville Urban Rev Tax Incr
   Series 07C
   5.00%, 6/01/18                        140       133,886           -0-           -0-            -0-              140       133,886
                                              ------------                ------------                                  ------------
Kansas - 0.1%
Lenexa Hlth Care Fac
   (Lakeview Village Inc.)
   5.25%, 5/15/22                        870       637,327           -0-           -0-            -0-              870       637,327
                                              ------------                ------------                                  ------------
Louisiana - 3.2%
De Soto Parish PCR
   (Int'l Paper Co)
   Series A-2
   5.00%, 10/01/12                     2,200     1,995,092           -0-           -0-            -0-            2,200     1,995,092
Lafayette
   (Communications Sys Rev)
   XLCA
   5.25%, 11/01/20                     1,550     1,545,892           -0-           -0-            -0-            1,550     1,545,892
Lafayette LA Communications
   (Communications Sys Rev)
   XLCA
   5.25%, 11/01/21 - 11/01/23          3,450     3,397,731         1,550     1,513,869   $        -0-            5,000     4,911,600
Louisiana Arpt Fac
   (Cargo ACQ Grp) AMT
   Series 02
   6.65%, 1/01/25                        800       667,464           -0-           -0-            -0-              800       667,464
New Orleans
   MBIA Series 05
   5.00%, 12/01/29                     3,420     2,937,130           570       489,522            -0-            3,990     3,426,652
   5.25%, 12/01/21                     3,360     3,111,058         1,135     1,050,908            -0-            4,495     4,161,966
   RADIAN
   5.00%, 12/01/18 - 12/01/19          2,590     2,309,011           -0-           -0-            -0-            2,590     2,309,011
   RADIAN Series A
   5.00%, 12/01/22                     1,060       885,895           -0-           -0-            -0-            1,060       885,895
                                              ------------                ------------                                  ------------
                                                16,849,273                   3,054,299                                    19,903,572
                                              ------------                ------------                                  ------------
Maryland - 1.0%
Maryland CDA SFMR
   (Mtg Rev) AMT
   Series 00A
   6.10%, 7/01/38                      6,285     5,415,408           -0-           -0-            -0-            6,285     5,415,408
Maryland IDR
   (Med Waste Assoc) AMT
   Series 89
   8.75%, 11/15/10 (d)(e)              1,225     1,059,196           -0-           -0-            -0-            1,225     1,059,196
                                              ------------                ------------                                  ------------
                                                 6,474,604                         -0-                                     6,474,604
                                              ------------                ------------                                  ------------
Massachusetts - 4.1%
Massachusetts
   (Prerefunded)
   Series 02C
   5.25%, 11/01/30                     5,000     5,319,300           -0-           -0-            -0-            5,000     5,319,300
Massachusetts Dev Fin Agy
   (Seven Hills Fndtn)
   RADIAN Series 99
   5.15%, 9/01/28                      6,035     5,128,603           -0-           -0-            -0-            6,035     5,128,603
Massachusetts HEFA
   (Berkshire Hlth Sys)
   RADIAN Series 01E
   5.70%, 10/01/25                       -0-           -0-         5,800     5,232,934            -0-            5,800     5,232,934
Massachusetts HEFA
   (Cape Cod Hlthcare)
   RADIAN Series 01C
   5.25%, 11/15/31                       -0-           -0-         1,600     1,288,640            -0-            1,600     1,288,640
Massachusetts HEFA
   (Care Group Inc.)
   MBIA Series 08
   5.375%, 2/01/26                       -0-           -0-         1,250     1,199,037            -0-            1,250     1,199,037
Massachusetts Port Auth AMT
   Series 99D
   6.00%, 7/01/29                      7,500     7,394,550           -0-           -0-            -0-            7,500     7,394,550
                                              ------------                ------------                                  ------------
                                                17,842,453                   7,720,611                                    25,563,064
                                              ------------                ------------                                  ------------
Michigan - 4.5%
Detroit Wtr Sup Sys
   (Prerefunded)
   FGIC Series 01B
   5.50%, 7/01/33 (f)                    -0-           -0-         1,450     1,557,126            -0-            1,450     1,557,126
   FSA Series 2006A
   5.00%, 7/01/24                      7,005     6,496,017           -0-           -0-            -0-            7,005     6,496,017
Kalamazoo Hosp Fin Auth
   (Borgess Med Ctr) ETM
   FGIC Series 94A
   0.208%, 6/01/11 (g)                   -0-           -0-         3,440     3,446,536            -0-            3,440     3,446,536
Kent Hosp Fin Auth
   (Metro Hosp Proj)
   Series 05A
   5.75%, 7/01/25                        710       576,619           -0-           -0-            -0-              710       576,619
Michigan
   (Trunk Line Fund)
   (Prerefunded)
   FSA Series 01A
   5.25%, 11/01/30                       -0-           -0-         1,000     1,069,780            -0-            1,000     1,069,780
Michigan HDA MFHR
   (Rental Rev) AMT
   AMBAC Series 97A
   6.10%, 10/01/33                       330       286,968           -0-           -0-            -0-              330       286,968
Michigan Hosp Fin Auth
   (Sparrow Med Ctr)
   (Prerefunded)
   Series 01
   5.625%, 11/15/36                    2,650     2,858,078           -0-           -0-            -0-            2,650     2,858,078
Michigan Hosp Fin Auth
   (Trinity Hlth)
   Series 00A
   6.00%, 12/01/27                     4,515     4,336,071           -0-           -0-            -0-            4,515     4,336,071
Plymouth Ed Ctr Charter Sch
Pub
   Academy Rev
   Series 05
   5.375%, 11/01/30                    2,000     1,480,400           -0-           -0-            -0-            2,000     1,480,400
Saginaw Hosp Fin Auth
   (Covenant Med Ctr)
   Series 00F
   6.50%, 7/01/30                      6,125     6,082,125           -0-           -0-            -0-            6,125     6,082,125
                                              ------------                ------------                                  ------------
                                                22,116,278                   6,073,442                                    28,189,720
                                              ------------                ------------                                  ------------
Minnesota - 2.2%
Minneapolis & St. Paul Arpt
AMT
   FGIC Series 00B
   6.00%, 1/01/21                      3,520     3,454,282           -0-           -0-            -0-            3,520     3,454,282
Shakopee Hlth Care Fac
   (St Francis Regl Med Ctr)
   Series 04
   5.10%, 9/01/25                      2,700     2,069,037           -0-           -0-            -0-            2,700     2,069,037
St. Paul Hsg & Redev Auth
   (Hltheast Proj)
   Series 05
   6.00%, 11/15/25                       500       431,540           -0-           -0-            -0-              500       431,540
Waconia Hlth Care Fac
   (Ridgeview Med Ctr)
   (Prerefunded)
   RADIAN Series 99A
   6.125%, 1/01/29                       -0-           -0-         6,095     6,335,631            -0-            6,095     6,335,631
Western Minnesota Muni Pwr Agy
   FSA
   5.00%, 1/01/17                      1,400     1,469,678           -0-           -0-            -0-            1,400     1,469,678
                                              ------------                ------------                                  ------------
                                                 7,424,537                   6,335,631                                    13,760,168
                                              ------------                ------------                                  ------------
Missouri - 2.0%
Kansas City
   (Downtown Arena Proj)
   Series 08C
   5.00%, 4/01/28                     10,500     9,421,125           -0-           -0-            -0-           10,500     9,421,125
Kansas City Arpt Fac Rev
   (Cargo ACQ Grp)
   Series 02
   6.25%, 1/01/30                      1,965     1,519,770           -0-           -0-            -0-            1,965     1,519,770
Missouri Dev Fin Brd
   (Crackerneck Creek Proj)
   Series 05C
   5.00%, 3/01/26                      1,000       891,500           -0-           -0-            -0-            1,000       891,500
Riverside IDA
   (Riverside Horizons Proj)
   ACA Series 07A
   5.00%, 5/01/27                        370       299,933           120        97,276            -0-              490       397,209
                                              ------------                ------------                                  ------------
                                                12,132,328                      97,276                                    12,229,604
                                              ------------                ------------                                  ------------
Nevada - 7.5%
Carson City Hosp Rev
   (Carson-Tahoe Hosp Proj)
   RADIAN Series 03A
   5.125%, 9/01/29                     2,700     2,205,306         2,100     1,715,238            -0-            4,800     3,920,544
Clark Cnty
   AMBAC Series 2006
   5.00%, 11/01/23                     6,000     5,845,620         5,000     4,871,350            -0-           11,000    10,716,970
Clark Cnty Passenger Fac
   5.25%, 7/01/18                      9,090     8,981,011           -0-           -0-            -0-            9,090     8,981,011
Clark Cnty Sch Dist
   FGIC
   5.00%, 6/15/22                      5,720     5,653,019           -0-           -0-            -0-            5,720     5,653,019
Las Vegas Valley Wtr Dist
   FGIC Series 05
   5.00%, 6/01/27                      5,000     4,795,400           -0-           -0-            -0-            5,000     4,795,400
Nevada Sys of Hgr Ed
   AMBAC
   5.00%, 7/01/25                      6,985     6,587,414           -0-           -0-            -0-            6,985     6,587,414
   AMBAC Series 2005B
   5.00%, 7/01/26                        -0-           -0-         6,715     6,297,394            -0-            6,715     6,297,394
                                              ------------                ------------                                  ------------
                                                34,067,770                  12,883,982                                    46,951,752
                                              ------------                ------------                                  ------------
New Hampshire - 1.2%
New Hampshire Bus Fin Auth PCR
   (Public Svc Co) AMT
   Series 93E
   6.00%, 5/01/21                      4,000     3,768,880           -0-           -0-            -0-            4,000     3,768,880
New Hampshire HEFA
   (Covenant Hlth)
   Series 04
   5.375%, 7/01/24                     1,680     1,468,790           -0-           -0-            -0-            1,680     1,468,790
   (Mary Hitchcock Hosp)
   FSA Series 02
   5.50%, 8/01/27                        -0-           -0-         2,250     2,193,323            -0-            2,250     2,193,323
                                              ------------                ------------                                  ------------
                                                 5,237,670                   2,193,323                                     7,430,993
                                              ------------                ------------                                  ------------
New Jersey - 3.5%
Morris-Union Jointure COP
   RADIAN Series 04
   5.00%, 5/01/27                      5,175     4,247,692           -0-           -0-            -0-            5,175     4,247,692
New Jersey Ed Fac Auth
   (Prerefunded)
   AMBAC Series 02A
   5.25%, 9/01/21               $      8,005  $  8,599,531  $        -0-  $        -0-   $        -0-     $      8,005  $  8,599,531
   (Hgr Ed Cap Impt)
   (Prerefunded)
   AMBAC Series 02A
   5.125%, 9/01/22                       -0-           -0-         2,500     2,674,525            -0-            2,500     2,674,525
New Jersey EDA
   (New Jersey St Contract)
   Series 05
   5.25%, 3/01/25                      6,200     6,086,292           -0-           -0-            -0-            6,200     6,086,292
                                              ------------                ------------                                  ------------
                                                18,933,515                   2,674,525                                    21,608,040
                                              ------------                ------------                                  ------------
New Mexico - 1.1.%
Clayton Jail Proj Rev
   CIFG
   5.00%, 11/01/25 - 11/01/27          8,475     6,843,254           -0-           -0-            -0-            8,475     6,843,254
                                              ------------                ------------                                  ------------
New York - 4.7%
   Erie Cnty IDA
   (Buffalo Sch Dist Proj)
   FSA Series 04
   5.75%, 5/01/25 - 5/01/26            3,800     3,822,793         1,300     1,307,267            -0-            5,100     5,130,060
Nassau Cnty Hlth Fac
   (Nassau Hlth Sys Rev)
   (Prerefunded)
   FSA Series 99
   5.75%, 8/01/29                        -0-           -0-         7,600     7,957,504            -0-            7,600     7,957,504
New York City
   5.25%, 9/01/23                      5,000     4,923,750           -0-           -0-            -0-            5,000     4,923,750
   Series 03A
   5.50%, 8/01/21                      5,000     5,053,500           -0-           -0-            -0-            5,000     5,053,500
   Series 04G
   5.00%, 12/01/23                       895       851,709           -0-           -0-            -0-              895       851,709
New York City
   (Unrefunded)
   Series 1
   5.75%, 3/01/17                        420       436,703           -0-           -0-            -0-              420       436,703
New York City IDA
   (Lycee Francais)
   ACA Series 02C
   6.80%, 6/01/28                      2,500     2,255,600           -0-           -0-            -0-            2,500     2,255,600
New York Liberty Dev Corp.
   (National Sports Museum
   Proj)
   6.125%, 2/15/19 (e)*                  850       127,500           -0-           -0-            -0-              850       127,500
New York St Dorm Auth
   (Orange Regl Med Ctr)
   Series 2008
   6.50%, 12/01/21                     1,300     1,164,878           -0-           -0-            -0-            1,300     1,164,878
New York St HFA
   (Econ Dev & Hsg)
   FGIC Series 05A
   5.00%, 9/15/25                      1,200     1,160,112           -0-           -0-            -0-            1,200     1,160,112
                                              ------------                ------------                                  ------------
                                                19,796,545                   9,264,771                                    29,061,316
                                              ------------                ------------                                  ------------
North Carolina - 0.3%
Iredell Cnty COP
   FSA Series 08
   5.25%, 6/01/22                        720       728,071           200       202,242            -0-              920       930,313
North Carolina Eastern Muni
Pwr Agy
   AMBAC Series 05A
   5.25%, 1/01/20                        -0-           -0-         1,000       939,500            -0-            1,000       939,500
                                              ------------                ------------                                  ------------
                                                   728,071                   1,141,742                                     1,869,813
                                              ------------                ------------                                  ------------
North Dakota - 0.2%
Ward Cnty Hlth Care Fac
   (Trinity Hlth)
   5.125%, 7/01/18 - 7/01/20           1,380     1,141,114           -0-           -0-            -0-            1,380     1,141,114
                                              ------------                ------------                                  ------------
Ohio - 3.5%
Cleveland Cuyahoga Port Auth
   (Univ Heights Ohio-Pub
   Parking Proj)
   Series 01
   7.35%, 12/01/31                     5,400     4,810,644           -0-           -0-            -0-            5,400     4,810,644
Cleveland Pub Pwr Sys
   FGIC Series 06A
   5.00%, 11/15/18                     2,335     2,316,810           500       496,105            -0-            2,835     2,812,915
Hamilton Cnty
   (Prerefunded)
   AMBAC Series B
   5.25%, 12/01/32                       -0-           -0-         5,660     5,974,696            -0-            5,660     5,974,696
Hamilton Cnty
   (Unrefunded)
   AMBAC Series B
   5.25%, 12/01/32                       -0-           -0-         1,440     1,401,581            -0-            1,440     1,401,581
Franklin Cnty
   (OCLC Online Computer
   Library Ctr)
   Series 98A
   5.20%, 10/01/20                     1,200     1,199,940           -0-           -0-            -0-            1,200     1,199,940
Toledo Lucas Cnty Port Auth
   (CSX Transp)
   Series 92
   6.45%, 12/15/21                     6,730     5,827,709           -0-           -0-            -0-            6,730     5,827,709
                                              ------------                ------------                                  ------------
                                                14,155,103                   7,872,382                                    22,027,485
                                              ------------                ------------                                  ------------
Oregon - 0.7%
Forest Grove Rev
   (Ref & Campus Impr Pacific
   Proj A)
   RADIAN Series 05A
   5.00%, 5/01/28                      2,995     2,468,030           -0-           -0-            -0-            2,995     2,468,030
Oregon Hsg Dev Agy SFMR
   (Mtg Rev) AMT
   Series 02B
   5.45%, 7/01/32                      2,200     1,724,580           -0-           -0-            -0-            2,200     1,724,580
                                              ------------                ------------                                  ------------
                                                 4,192,610                         -0-                                     4,192,610
                                              ------------                ------------                                  ------------
Pennsylvania - 5.3%
Allegheny Cnty Hgr Ed Bldg
Auth
   (Carnegie Mellon Univ)
   Series 02
   5.50%, 3/01/28                        -0-           -0-         5,665     5,708,904            -0-            5,665     5,708,904
Allegheny Cnty Hosp Dev Auth
   (West Pennsylvania Hlth
   Sys)
   Series 07A
   5.00%, 11/15/17                     2,900     2,312,866           -0-           -0-            -0-            2,900     2,312,866
Ephrata Area Sch Dist
   (Prerefunded)
   FGIC Series 05
   5.00%, 3/01/22                      2,565     2,740,882           -0-           -0-            -0-            2,565     2,740,882
Harrisburg Arpt Auth
   (Susquehanna Arpt Proj) AMT
   Series 99
   5.50%, 1/01/24                        500       369,670           -0-           -0-            -0-              500       369,670
Montgomery Cnty Hosp
   (Abington Mem Hosp)
   Series 02A
   5.125%, 6/01/32                     2,000     1,523,920           -0-           -0-            -0-            2,000     1,523,920
Montgomery Cnty IDA
   (Whitemarsh Continuing Care
   Ret Comnty)
   6.00%, 2/01/21                      1,210       985,593           -0-           -0-            -0-            1,210       985,593
Pennsylvania Hgr Ed Fac Auth
   (UPMC Hlth Sys)
   Series 01A
   6.00%, 1/15/31                      3,845     3,659,248           -0-           -0-            -0-            3,845     3,659,248
Pennsylvania IDA
   (St Revolving Fd)
   Series 08A
   5.50%, 7/01/23                      3,940     3,824,046           -0-           -0-            -0-            3,940     3,824,046
Philadelphia IDA
   (Leadership Learning
   Partners)
   Series 05A
   5.25%, 7/01/24                      1,030       784,819           -0-           -0-            -0-            1,030       784,819
Pennsylvania Trpk Transp Rev
   (Prerefunded)
   AMBAC Series 01
   5.25%, 7/15/41                        -0-           -0-         6,500     6,961,760            -0-            6,500     6,961,760
South Ctr Gen Auth
   (Wellspan Hlth)
   MBIA Series 01
   5.25%, 5/15/31                        685       689,583           -0-           -0-            -0-              685       689,583
South Ctr Gen Auth
   (Wellspan Hlth)
   (Prerefunded)
   MBIA Series 01
   5.25%, 5/15/31                      3,115     3,344,856           -0-           -0-            -0-            3,115     3,344,856
                                              ------------                ------------                                  ------------
                                                20,235,483                  12,670,664                                    32,906,147
                                              ------------                ------------                                  ------------
Puerto Rico - 2.5%
Puerto Rico
   (Pub Impr)
   5.25%, 7/01/23                      1,100       968,198           -0-           -0-            -0-            1,100       968,198
   Series 01A
   5.50%, 7/01/19                        500       475,175           -0-           -0-            -0-              500       475,175
   Series 03A
   5.25%, 7/01/23                        500       440,090           -0-           -0-            -0-              500       440,090
   Series 04A
   5.25%, 7/01/19                      1,920     1,778,765           -0-           -0-            -0-            1,920     1,778,765
Puerto Rico Elec Pwr Auth
   (Prerefunded)
   XLCA Series 02-1
   5.25%, 7/01/22                        -0-           -0-         6,935     7,515,737            -0-            6,935     7,515,737
Puerto Rico Govt Dev Bank
   (Sr Notes)
   Series 06B
   5.00%, 12/01/15                       500       484,015           -0-           -0-            -0-              500       484,015
Puerto Rico HFA
   5.125%, 12/01/27                      370       348,307           -0-           -0-            -0-              370       348,307
Univ of Puerto Rico
   Series 06Q
   5.00%, 6/01/19 - 6/01/20            3,730     3,381,421           -0-           -0-            -0-            3,730     3,381,421
                                              ------------                ------------                                  ------------
                                                 7,875,971                   7,515,737                                    15,391,708
                                              ------------                ------------                                  ------------
Rhode Island - 0.9%
Rhode Island EDA
   (Providence Place Mall
   Proj)
   ASSET GTY Series 00
   6.125%, 7/01/20                       -0-           -0-         5,500     5,572,050            -0-            5,500     5,572,050
                                              ------------                ------------                                  ------------
South Carolina - 2.6%
Dorchester Cnty Sch Dist No 2
   (Installment Pur Rev)
   Series 06
   5.00%, 12/01/30                     1,500     1,284,555           -0-           -0-            -0-            1,500     1,284,555
   ASSURED GTY
   5.00%, 12/01/29                       -0-           -0-           400       365,404            -0-              400       365,404
Newberry Investing in
Childrens Ed
   (Newberry Cnty Sch Dist
Proj)
   ASSURED GTY Series 05
   5.00%, 12/01/27                     3,890     3,533,443         2,335     2,120,974            -0-            6,225     5,654,417
   Series 05
   5.00%, 12/01/30                       335       277,306           115        95,195            -0-              450       372,501
Scago Ed Fac Corp.
   (Calhoun Sch Dist)
   RADIAN
   5.00%, 12/01/21                     4,300     3,943,788           -0-           -0-            -0-            4,300     3,943,788
South Carolina Pub Svc Auth
   AMBAC Series 2007A
   5.00%, 1/01/25                      5,000     4,923,450           -0-           -0-            -0-            5,000     4,923,450
                                              ------------                ------------                                  ------------
                                                 9,039,092                   7,505,023                                    16,544,115
                                              ------------                ------------                                  ------------
Tennessee - 0.2%
Sullivan Cnty Hlth Ed
   (Wellmont Hlth Sys)
   Series 06C
   5.00%, 9/01/22                      1,265       916,189           -0-           -0-            -0-            1,265       916,189
   5.25%, 9/01/26                        275       193,083           -0-           -0-            -0-              275       193,083
                                              ------------                ------------                                  ------------
                                                 1,109,272                         -0-                                     1,109,272
                                              ------------                ------------                                  ------------
Texas - 10.5%
Bexar Cnty Hlth Fac Dev Corp.
   5.00%, 7/01/27                        325       222,176           -0-           -0-            -0-              325       222,176
Camino Real Regl Mobility Auth
   5.00%, 2/15/21                      3,000     2,829,240           -0-           -0-            -0-            3,000     2,829,240
   Series 2008
   5.00%, 8/15/21                      1,790     1,674,617           -0-           -0-            -0-            1,790     1,674,617
Corpus Christi Arpt Rev
   (Corpus Christi Int'l)
   FSA Series 00B
   5.375%, 2/15/30                     7,100     6,910,785           -0-           -0-            -0-            7,100     6,910,785
Dallas-Fort Worth Arpt Rev
   (Int'l Arpt)
   FGIC Series 01
   5.50%, 11/01/35                    13,400    10,609,718           -0-           -0-            -0-           13,400    10,609,718
Ector Cnty ISD
   5.25%, 8/15/27                        160       161,061           -0-           -0-            -0-              160       161,061
Ector Cnty ISD
   (Prerefunded)
   5.25%, 8/15/27                      2,840     3,077,566           -0-           -0-            -0-            2,840     3,077,566
El Paso Cnty Hosp Dist
   ASSURED GTY Series 2008A
   5.00%, 8/15/23                      5,000     4,922,650           -0-           -0-            -0-            5,000     4,922,650
Garza Cnty Pub Fac Corp.
   5.50%, 10/01/19                       535       478,589           -0-           -0-            -0-              535       478,589
Grapevine Arpt Rev
   6.50%, 1/01/24                        995       829,999           -0-           -0-            -0-              995       829,999
Guadalupe-Blanco River Auth
   (Contract & Sub Wtr Res)
   MBIA Series 04A
   5.00%, 8/15/24                      1,440     1,344,931           455       424,961            -0-            1,895     1,769,892
Hidalgo Cnty Hlth Svc
   (Mission Hosp Inc Proj)
   Series 05
   5.00%, 8/15/14 - 8/15/19              730       645,560           -0-           -0-            -0-              730       645,560
Houston Arpt Rev
   (Cargo ACQ Grp) AMT
   Series 02
   6.375%, 1/01/23                     3,000     2,497,650           -0-           -0-            -0-            3,000     2,497,650
Laredo ISD
   AMBAC Series 04A
   5.00%, 8/01/24                      1,000       968,160           -0-           -0-            -0-            1,000       968,160
North Texas Hlth Fac Dev Corp
   (United Regl Hlth Care Sys)
   FSA Series 07
   5.00%, 9/01/24                        570       515,508           180       162,792            -0-              750       678,300
Richardson Hosp Auth
   (Richardson Regl Med Ctr)
   FSA Series 04
   5.875%, 12/01/24                    2,310     1,911,941           -0-           -0-            -0-            2,310     1,911,941
San Antonio
   (Elec & Gas Rev)
   Series 08
   5.00%, 2/01/26                      6,830     6,629,813           -0-           -0-            -0-            6,830     6,629,813
San Antonio
   (Unrefunded)
   Series 02
   5.00%, 2/01/22                      3,060     3,066,120           -0-           -0-            -0-            3,060     3,066,120
   Series 02
   5.00%, 2/01/23                        -0-           -0-         1,485     1,483,381            -0-            1,485     1,483,381
Seguin Hgr Ed Auth
   (Texas Lutheran Univ Proj)
   Series 04
   5.25%, 9/01/28                      1,000       794,820           -0-           -0-            -0-            1,000       794,820
Texas Trpk Auth
   AMBAC Series 02A
   5.50%, 8/15/39                      7,500     6,965,700         2,000     1,857,520            -0-            9,500     8,823,220
Tyler Hosp Rev
   (Mother Francis Regl Hlth)
   (Prerefunded)
   Series 01
   6.00%, 7/01/31                      3,900     4,270,890           -0-           -0-            -0-            3,900     4,270,890
                                              ------------                ------------                                  ------------
                                                61,327,494                   3,928,654                                    65,256,148
                                              ------------                ------------                                  ------------
Utah - 0.5%
Intermountain Pwr Agy
   Series 2008A
   5.25%, 7/01/23                      2,750     2,708,392           -0-           -0-            -0-            2,750     2,708,392
Spanish Fork City Charter Sch
Rev
   5.55%, 11/15/21                       860       710,197           -0-           -0-            -0-              860       710,197
                                              ------------                ------------                                  ------------
                                                 3,418,589                         -0-                                     3,418,589
                                              ------------                ------------                                  ------------
Virgin Islands - 1.2%
Virgin Islands Pub Fin Auth
   (Virgin Islands Gross
   Receipts Taxes Loan Note)
   FSA Series 03
   5.00%, 10/01/13 - 10/01/14          2,025     2,069,888           -0-           -0-            -0-            2,025     2,069,888
   5.25%, 10/01/15 - 10/01/17          5,460     5,526,999           -0-           -0-            -0-            5,460     5,526,999
                                              ------------                ------------                                  ------------
                                                 7,596,887                         -0-                                     7,596,887
                                              ------------                ------------                                  ------------
Virginia - 0.7%
   Arlington IDA
(Arlington Hlth Sys)
   (Prerefunded)
   Series 01
   5.25%, 7/01/31 (f)                  1,000     1,070,200           -0-           -0-            -0-            1,000     1,070,200
Bell Creek CDD
   Series 03A
   6.75%, 3/01/22                        602       592,789           -0-           -0-            -0-              602       592,789
Broad Street CDD
   (Parking Fac)
   Series 03
   7.50%, 6/01/33                      3,000     2,770,290           -0-           -0-            -0-            3,000     2,770,290
                                              ------------                ------------                                  ------------
                                                 4,433,279                         -0-                                     4,433,279
                                              ------------                ------------                                  ------------
Washington - 2.6%
Energy Northwest Wind
   AMBAC
   5.00%, 7/01/21                      7,845     7,507,273           -0-           -0-            -0-            7,845     7,507,273
Spokane
   AMBAC
   5.00%, 12/01/22                     5,550     5,290,870           -0-           -0-            -0-            5,550     5,290,870
Tacoma SWFR
   XLCA Series 06
   5.00%, 12/01/18                     2,750     2,717,798           865       854,871            -0-            3,615     3,572,669
                                              ------------                ------------                                  ------------
                                                15,515,941                     854,871                                    16,370,812
                                              ------------                ------------                                  ------------
West Virginia - 0.4%
Fairmont Hgr Ed
   (Fairmont St Coll)
   FGIC Series 02A
   5.375%, 6/01/27                       -0-           -0-         2,500     2,393,725            -0-            2,500     2,393,725
                                              ------------                ------------                                  ------------
Wisconsin - 0.9%
Milwaukee Arpt Rev
   (Cargo ACQ Corp) AMT
   Series 02
   6.50%, 1/01/25                      2,315     1,875,428           -0-           -0-            -0-            2,315     1,875,428
Wisconsin HEFA
   (Bell Tower Residence Proj)
   FHLB Series 05
   5.00%, 7/01/25                      1,270     1,098,436           -0-           -0-            -0-            1,270     1,098,436
Wisconsin HEFA
   (Wheaton Franciscan)
   MBIA
   5.25%, 8/15/20                      3,400     2,655,332           -0-           -0-            -0-            3,400     2,655,332
                                              ------------                ------------                                  ------------
                                                 5,629,196                         -0-                                     5,629,196
                                              ------------                ------------                                  ------------
Total Long-Term Municipal
Bonds
   (cost $658,763,934)                         474,104,153                 134,996,778                                   609,100,931
                                              ------------                ------------                                  ------------
Short-Term Municipal Notes -
0.9%
Alaska - 0.1%
Valdez Marine Term Rev
   0.80%, 12/01/33 (h)                   -0-           -0-           700       700,000            -0-              700       700,000
                                              ------------                ------------                                  ------------
Florida - 0.4%
   Orange Cnty IDA
(Lake Highland Prep Sch)
   1.50%, 8/01/32 (h)                    -0-           -0-         2,700     2,700,000            -0-            2,700     2,700,000
                                              ------------                ------------                                  ------------
Kentucky - 0.2%
Shelby Cnty
   1.20%, 9/01/34 (h)                    -0-           -0-         1,100     1,100,000            -0-            1,100     1,100,000
                                              ------------                ------------                                  ------------
Ohio - 0.1%
Allen Cnty
   (Catholic Hlthcare
   Partners)
   Series A
   0.70%, 10/01/31 (h)                   -0-           -0-           700       700,000            -0-              700       700,000
                                              ------------                ------------                                  ------------
South Carolina - 0.1%
Charleston Cnty
   0.85%, 8/15/30 (h)                    -0-           -0-           500       500,000            -0-              500       500,000
                                              ------------                ------------                                  ------------
Total Short-Term Municipal
Notes
   (cost $5,700,000)                                   -0-                   5,700,000                                     5,700,000
                                              ------------                ------------                                  ------------
Total Investments - 98.5%
   (cost $664,463,934)                         474,104,153                 140,696,778                                   614,800,931
                                                                          ------------                                  ------------
Other assets less liabilities
- 1.5%                                           7,955,685                   1,595,244       (137,000)++                   9,413,929
                                              ------------                ------------   ------------                   ------------
Net Assets - 100.0%                           $482,059,838                $142,292,022   $   (137,000)                  $624,214,860
                                              ------------                ------------   ------------                   ------------

INTEREST RATE SWAP
TRANSACTIONS
                                         Pro-Forma
                Alliance-   Alliance-    Alliance-                                                      Alliance-       Pro-Forma
                Bernstein   Bernstein    Bernstein                                      Alliance-       Bernstein       Alliance-
                Municipal   Municipal    Municipal                                      Bernstein       Municipal       Bernstein
                 Income      Income       Income                                        Municipal        Income         Municipal
                  Fund        Fund         Fund                       Rate Type        Income Fund        Fund         Income Fund
                National   National II    National               -------------------     National      National II       National
                Portfolio  Portfolio***  Portfolio               Payments   Payments    Portfolio     Portfolio***      Portfolio
                Notional    Notional      Notional                made by   received   Unrealized      Unrealized      Unrealized
Swap             Amount      Amount        Amount   Termination     the      by the   Appreciation/   Appreciation/   Appreciation/
Counterparty      (000)       (000)         (000)      Date      Portfolio Portfolio (Depreciation)  (Depreciation)  (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch  $   3,205   $        -0-  $   3,205   2/12/2012   SIFMA**      3.548%   $   105,575    $        -0-    $  105,575
Merrill Lynch         -0-        1,000       1,000  10/21/2016   SIFMA*       4.128%            -0-        53,254         53,254
Merrill Lynch         -0-        2,500       2,500   7/30/2026   4.090%      SIFMA**            -0-      (110,192)      (110,192)
Merrill Lynch         -0-        2,500       2,500  11/15/2026   4.377%      SIFMA**            -0-      (203,000)      (203,000)

----------
(a)  Variable rate coupon, rate shown as of October 31, 2008.

(b) Floating Rate Security. Stated interest rate was in effect at October 31, 2008.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)  Security is in default and is non-income producing.

(e)  Illiquid security, valued at fair value.

(f) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(g) Inverse Floater Security - Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(h) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

* The obligor of this holding, which represents 0.02% of the Portfolio's net assets, has disclosed that it is in default of certain payments under the loan agreement, and is in early discussions with bond holders with respect to a restructuring of the terms of the bonds, and with equity holders with respect to additional equity contributions.

** Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

***  Prior to December 1, 2008, known as Insured National Portfolio.

+ An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2008 and the aggregate market value of this security amounted to $25,000 or 0.00% of net assets.

     As of October 31, 2008, the Portfolio held 52% of net assets in insured bonds (of this amount 12% represents the Portfolio's holding in pre-refunded insured bonds).

++   Includes adjustment for estimated merger costs of $137,000.

ACA - ACA Capital
AMBAC - American Bond Assurance Corporation
AMT - Alternative Minimum Tax (subject to)
ASSET GTY - Asset Guaranty Insurance Company AKA Radian
ASSURED GTY - Assured Guaranty
CDA - Community Development Administration
CDD - Community Development District
CFD - Community Facilities District
CIFG - CIFG Assurance North America, Inc.
COP - Certificate of Participation
EDA - Economic Development Agency
ETM - Escrow to Maturity
FGIC - Financial Guaranty Insurance Company
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance Inc.
GNMA - Government National Mortgage Association
HDA - Housing Development Authority
HEFA - Health & Education Facility Authority
HFA - Housing Finance Authority
HFC - Housing Finance Corporation
IDA - Industrial Development Authority/Agency
IDR - Industrial Development Revenue
ISD - Independent School District
MBIA - Municipal Bond Investors Assurance
MFHR - Multi-Family Housing Revenue
PCR - Pollution Control Revenue Bond
RADIAN - Radian Group, Inc.
SFMR - Single Family Mortgage Revenue
SWFR - Solid Waste Facility Revenue
XLCA - XL Capital Assurance Inc.

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL                             AllianceBernstein Municipal Income Fund - National II Portfolio***
INCOME FUND - NATIONAL PORTFOLIO                                      AllianceBernstein Municipal Income Fund II - Florida Portfolio
October 31, 2008 (unaudited)                                            AllianceBernstein Municipal Income Fund - National Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Pro Forma
                   Alliance-              Alliance-                  Alliance-                             Alliance-    Pro Forma
                   Bernstein Alliance-    Bernstein     Alliance-    Bernstein Alliance-                   Bernstein    Alliance-
                   Municipal Bernstein    Municipal     Bernstein    Municipal Bernstein                   Municipal    Bernstein
                   Income    Municipal    Income        Municipal    Income    Municipal                   Income       Municipal
                   Fund      Income       Fund          Income       Fund II   Income                      Fund         Income
                   National  Fund         National II   Fund         Florida   Fund II                     National     Fund
                   Portfolio National     Portfolio***  National II  Portfolio Florida                     Portfolio    National
                   Principal Portfolio    Principal     Portfolio*** Principal Portfolio                   Principal    Portfolio
                   Amount    (U.S.        Amount        (U.S.        Amount    (U.S.                       Amount       (U.S.
                   (000)     $ Value)     (000)         $ Value)     (000)     $ Value)     Adjustments    (000)        $ Value)
------------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL
OBLIGATIONS -
98.6%
Long-Term
Municipal Bonds -
97.9%
Alabama - 1.3%
Jefferson Cnty
Ltd Oblig Sch
Warrants
   FSA Series
2004
   5.50%, 1/01/21  $   1,000 $    895,480 $        -0-  $        -0- $     -0- $        -0- $       -0-    $      1,000 $    895,480
   Series 04A
   5.25%, 1/01/18
   - 1/01/23           3,900    3,232,695          -0-           -0-       -0-          -0-         -0-           3,900    3,232,695
Jefferson Cnty
Swr Rev
   (Capital Impr
   Warrants)
   FGIC Series 02
   5.00%, 2/01/41        -0-          -0-          375       391,721       -0-          -0-         -0-             375      391,721
   FGIC Series 02B
   5.00%, 2/01/41        -0-          -0-          625       658,450       -0-          -0-         -0-             625      658,450
Montgomery Spl
Care Fac Fin Auth
  (Baptist Hlth)
  (Prerefunded)
  Series 04C
  5.25%, 11/15/29      2,190    2,368,200          -0-           -0-       -0-          -0-         -0-           2,190    2,368,200
Univ of Alabama
Brd of Trustees
   (Univ of
   Alabama Hosp)
   Series 08A
   5.75%, 9/01/22
   (a)                 3,000    2,876,010          -0-           -0-       -0-          -0-         -0-           3,000    2,876,010
                             ------------               ------------           ------------                             ------------
                                9,372,385                  1,050,171                    -0-                               10,422,556
                             ------------               ------------           ------------                             ------------
Arizona - 1.9%
Arizona Hlth Fac
Auth
   (Phoenix
   Children's
   Hosp)
   2.82%, 2/01/42
   (b)                 2,600    2,283,814          -0-           -0-     1,250    1,097,987         -0-           3,850    3,381,801
Estrella Mtn
Ranch CFD
  (Desert
  Village)
  7.375%, 7/01/27      2,594    2,325,132          -0-           -0-       -0-          -0-         -0-           2,594    2,325,132
Phoenix Civic
Impr Corp.
Wastewtr Sys
   MBIA Series 04
   5.00%, 7/01/23      1,750    1,731,975          -0-           -0-       -0-          -0-         -0-           1,750    1,731,975
Pima Cnty IDA
  (Horizon
  Comnty
  Learning Ctr)
  Series 05
  5.125%, 6/01/20      3,310    2,753,754          -0-           -0-       -0-          -0-         -0-           3,310    2,753,754
Queen Creek Impr
Dist No 1
   5.00%, 1/01/26      1,300    1,020,695          -0-           -0-       600      471,090         -0-           1,900    1,491,785
Salt Verde Fin
Corp.
  (Prepaid Gas)
  5.25%, 12/01/23      2,560    1,874,509          -0-           -0-     1,125      823,759         -0-           3,685    2,698,268
Sundance CFD No 1
   Series 02
   7.75%, 7/01/22        600      564,402          -0-           -0-       -0-          -0-         -0-             600      564,402
                             ------------               ------------           ------------                             ------------
                               12,554,281                        -0-              2,392,836                               14,947,117
                             ------------               ------------           ------------                             ------------
California - 3.4%
California
   (Prerefunded)
   5.25%, 4/01/30        810      873,463          -0-           -0-       -0-          -0-         -0-             810      873,463
   AMBAC
   5.00%, 4/01/27        910      973,964          -0-           -0-       -0-          -0-         -0-             910      973,964
California
   (Unrefunded)
   5.25%, 4/01/30         15       14,224          -0-           -0-       -0-          -0-         -0-              15       14,224
   AMBAC
   5.00%, 4/01/27      1,740    1,626,621          -0-           -0-       -0-          -0-         -0-           1,740    1,626,621
California Dept
of Wtr Res
  (Pwr Sup Rev)
  (Prerefunded)
  Series 02A
  5.375%, 5/01/22      2,000    2,186,800          -0-           -0-       -0-          -0-         -0-           2,000    2,186,800
California
   FSA Series 03
   5.00%, 2/01/29        -0-          -0-        1,445     1,355,367       -0-          -0-         -0-           1,445    1,355,367
California
   (Prerefunded)
   5.125%, 2/01/28       -0-          -0-        1,500     1,635,915       -0-          -0-         -0-           1,500    1,635,915
   AMBAC
   5.00%, 4/01/27        -0-          -0-        1,035     1,107,750       -0-          -0-         -0-           1,035    1,107,750
California
   (Unrefunded)
   AMBAC
   5.00%, 4/01/27        -0-          -0-        1,965     1,836,960       -0-          -0-         -0-           1,965    1,836,960
California
Statewide Comnty
Dev Auth
  (Enloe Med Ctr)
  5.50%, 8/15/23         -0-          -0-          -0-           -0-        80       76,942         -0-              80       76,942
  6.25%, 8/15/28         -0-          -0-          -0-           -0-     1,715    1,737,312         -0-           1,715    1,737,312
  Series A
  5.375%, 8/15/20        -0-          -0-          -0-           -0-       510      501,014         -0-             510      501,014
Chula Vista IDR
  (San Diego Gas)
  Series 96A
  5.30%, 7/01/21       4,000    3,540,560          -0-           -0-       -0-          -0-         -0-           4,000    3,540,560
Golden St Tobacco
Securitization
Corp.
  (Prerefunded)
  XLCA Series 03B
  5.50%, 6/01/33         -0-          -0-        2,000     2,137,180       -0-          -0-         -0-           2,000    2,137,180
Manteca Uni Sch
Dist
   MBIA Series 01
   Zero Coupon,
   9/01/31            11,910    2,803,257          -0-           -0-       -0-          -0-         -0-          11,910    2,803,257
San Bernardino
Cnty Redev ETM
   (Ontario Proj
   #1)
   MBIA Series 93
   5.80%, 8/01/23        -0-          -0-        1,000     1,024,290       -0-          -0-         -0-           1,000    1,024,290
San Diego Cnty
Wtr Auth
   FSA Series 08A
   5.00%, 5/01/25      3,000    2,914,680          -0-           -0-       -0-          -0-         -0-           3,000    2,914,680
                             ------------               ------------           ------------                             ------------
                               14,933,569                  9,097,462              2,315,268                               26,346,299
                             ------------               ------------           ------------                             ------------
Colorado - 2.2%
Colorado Ed &
Cultural Fac Auth
   (Knowledge
   Quest Charter
   Sch)
   Series 05
   6.50%, 5/01/36        495      381,868          -0-           -0-       -0-          -0-         -0-             495      381,868
Colorado HFA SFMR
   (Mtg Rev) AMT
   Series 99A-2
   6.45%, 4/01/30        485      439,230          -0-           -0-       -0-          -0-         -0-             485      439,230
Colorado Hlth Fac
Auth
   (Evangelical
   Lutheran Proj)
   5.25%, 6/01/19      1,500    1,344,195          -0-           -0-       700      608,171         -0-           2,200    1,952,366
Colorado Hlth Fac
Auth
   (Parkview Med
   Ctr)
   Series 04
   5.00%, 9/01/25        690      545,983          -0-           -0-       -0-          -0-         -0-             690      545,983
Northwest Parkway
Toll Rev
   (Prerefunded)
   FSA Series 01C
   Zero Coupon,
   6/15/25 (c)           -0-          -0-        9,000     8,335,620       -0-          -0-         -0-           9,000    8,335,620
Park Creek Metro
Dist Rev Ltd
  (Ref-Sr-Ltd
  Tax Ppty Tax)
  Series 05
  5.50%, 12/01/30      1,900    1,510,158          -0-           -0-       -0-          -0-         -0-           1,900    1,510,158
PV Wtr &
Sanitation Metro
Dist Capital
   Appreciation
   Series 06
   Zero Coupon,
   12/15/17            3,672    1,953,798          -0-           -0-       -0-          -0-         -0-           3,672    1,953,798
Todd Creek Farms
Metro Dist No 1
   6.125%,
   12/01/22            1,210      992,055          -0-           -0-       -0-          -0-         -0-           1,210      992,055
   Series 04
   6.125%,
   12/01/19              820      707,849          -0-           -0-       -0-          -0-         -0-             820      707,849
                             ------------               ------------           ------------                             ------------
                                7,875,136                  8,335,620                608,171                               16,818,927
                             ------------               ------------           ------------                             ------------
Connecticut -
0.1%
Connecticut HEFA
   (Griffin Hosp)
   RADIAN Series
   05B
   5.00%, 7/01/23        750      616,785          -0-           -0-       -0-          -0-         -0-             750      616,785
                             ------------               ------------           ------------                             ------------
District Of
Columbia - 2.6%
Dist of Columbia
   ACA
   5.00%, 6/01/26      1,000      721,670          -0-           -0-       -0-          -0-         -0-           1,000      721,670
   FSA Series
   2007C
   5.00%, 6/01/23      7,775    7,578,448          -0-           -0-     3,205    3,123,978         -0-          10,980   10,702,426
Dist of Columbia
   (Georgetown
   Univ)
   AMBAC Series
   C-1
   15.00%,
   4/01/41 (a) +         -0-          -0-           25        25,000       -0-          -0-         -0-              25       25,000
Dist of Columbia
Wtr & Swr Auth
   ASSURED GTY
   Series 2008A
   5.00%,
   10/01/23            3,220    3,117,926          905       876,311       -0-          -0-         -0-           4,125    3,994,237
Washington Conv
Ctr Auth
  AMBAC
  5.00%, 10/01/23        -0-          -0-          -0-           -0-     5,000    4,595,500         -0-           5,000    4,595,500
                             ------------               ------------           ------------                             ------------
                               11,418,044                    901,311              7,719,478                               20,038,833
                             ------------               ------------           ------------                             ------------
Florida - 15.9%
Beacon Tradeport
CDD
   Series 02B
   7.25%, 5/01/33        150      131,364          -0-           -0-       855      748,775         -0-           1,005      880,139
Bonnet Creek
Resort CDD
   Series 02
   7.25%, 5/01/18      2,000    1,868,880          -0-           -0-     2,000    1,868,880         -0-           4,000    3,737,760
Capital Trust Agy
Arpt Fac
   (Cargo Acq
   Grp) AMT
   Series 02
   6.25%, 1/01/19        -0-          -0-          -0-           -0-       490      432,317         -0-             490      432,317
   Series 03
   5.75%, 1/01/32        -0-          -0-          -0-           -0-     2,000    1,405,400         -0-           2,000    1,405,400
Collier Cnty CFD
  (Fiddler's
  Creek)
  Series 02A
  6.875%, 5/01/33      1,120      941,741          -0-           -0-       350      264,562         -0-           1,470    1,206,303
  Series 02B
  6.625%, 5/01/33        480      391,243          -0-           -0-       150      109,829         -0-             630      501,072
Collier Cnty IDA
  (Southern St
  Util) AMT
  Series 96
  6.50%, 10/01/25        705      705,056          -0-           -0-       -0-          -0-         -0-             705      705,056
Concorde Estates
CDD
   Series 04B
   5.00%, 5/01/11        -0-          -0-          -0-           -0-       700      651,952         -0-             700      651,952
Crossings At
Fleming Island
CDD
   Series 00C
   7.05%, 5/01/15      1,550    1,471,322          -0-           -0-       -0-          -0-         -0-           1,550    1,471,322
Crossings at
Fleming Island
CDD
   (Eagle Harbor)
   Series 00C
   7.10%, 5/01/30        -0-          -0-          -0-           -0-     2,240    1,999,088         -0-           2,240    1,999,088
Dade Cnty HFA
MFHR
  (Golden Lakes
  Apts) AMT
  Series 97A
  6.00%, 11/01/32        -0-          -0-          -0-           -0-       250      214,213         -0-             250      214,213
  6.05%, 11/01/39        -0-          -0-          -0-           -0-       750      636,825         -0-             750      636,825
Florida HFA MFHR
   (Turtle Creek
   Apts) AMT
   AMBAC Series
   96C
   6.20%, 5/01/36        -0-          -0-          -0-           -0-     3,245    2,785,346         -0-           3,245    2,785,346
Florida HFC MFHR
  (Mystic Pointe
  II) AMT
  GNMA Series 00
  6.30%, 12/01/41        -0-          -0-          -0-           -0-     1,165    1,035,673         -0-           1,165    1,035,673
Florida HFC MFHR
   (Sabal Chase
   Apts) AMT
   FSA Series 00
   6.00%, 5/01/40        -0-          -0-          -0-           -0-     3,650    3,058,554         -0-           3,650    3,058,554
Florida HFC MFHR
   (Spring Harbor
   Apts) AMT
   Series 99C-1
   5.90%, 8/01/39        -0-          -0-          -0-           -0-     2,540    2,127,809         -0-           2,540    2,127,809
Florida HFC MFHR
  (Walker Ave
  Club) AMT
  FSA Series 00L-1
  6.00%, 12/01/38        -0-          -0-          -0-           -0-     3,435    2,910,063         -0-           3,435    2,910,063
Florida HFC MFHR
   (Waverly Apts)
   AMT
   FSA Series
   00C-1
   6.50%, 7/01/40        -0-          -0-          -0-           -0-     2,790    2,516,887         -0-           2,790    2,516,887
Gateway CDD
   (Sun City Ctr)
   Series 03B
   5.50%, 5/01/10        255      255,000          -0-           -0-       -0-          -0-         -0-             255      255,000
Hamal CDD
   (Prerefunded)
   Series 01
   6.65%, 5/01/21        -0-          -0-          -0-           -0-     1,100    1,209,989         -0-           1,100    1,209,989
Herons Glen
Recreation Dist
   (Prerefunded)
   Series 99
   5.90%, 5/01/19        -0-          -0-          -0-           -0-     2,385    2,452,448         -0-           2,385    2,452,448
Highlands Cnty
Hlth Fac Auth
  (Adventist/
  Sunbelt Hosp)
  (Prerefunded)
  Series 01A
  6.00%, 11/15/31        -0-          -0-          -0-           -0-     2,000    2,178,520         -0-           2,000    2,178,520
Hollywood Comnty
Redev Agy
   XLCA
   5.00%, 3/01/24        -0-          -0-        5,000     4,534,650       -0-          -0-         -0-           5,000    4,534,650
Indian Trace Dev
Dist
   (Wtr Mgmt Spl
   Benefit)
   MBIA Series 05
   5.00%, 5/01/22        320      310,230          -0-           -0-       680      659,240         -0-           1,000      969,470
Indian Trace Dev
Dist Spl Assmt
   (Wtr Mgmt Spl
   Benefit)
   MBIA Series 05
   5.00%, 5/01/23      1,480    1,413,311          -0-           -0-       -0-          -0-         -0-           1,480    1,413,311
Jacksonville
  (Excise Taxes
  Rev)
  AMBAC Series
  02B
  5.00%, 10/01/26        -0-          -0-          -0-           -0-     3,925    3,780,913         -0-           3,925    3,780,913
Jacksonville Hosp
Rev
  (Mayo Clinic)
  Series 01C
  5.50%, 11/15/36      6,750    5,806,823          -0-           -0-       -0-          -0-         -0-           6,750    5,806,823
Lee Cnty Arpt
  (Southwest
  Int'l Arpt)
  AMT
  FSA Series 00A
  6.00%, 10/01/32        -0-          -0-          -0-           -0-    13,500   12,390,840         -0-          13,500   12,390,840
Lee Cnty CFD
   (Herons Glen)
   (Prerefunded)
   Series 99
   6.00%, 5/01/29      6,090    6,280,373          -0-           -0-       -0-          -0-         -0-           6,090    6,280,373
Lee Cnty HFA SFMR
   (Mtg Rev) AMT
   GNMA/ FNMA
   Series 00A-1
   7.20%, 3/01/33         70       69,957          -0-           -0-       -0-          -0-         -0-              70       69,957
Manatee Cnty HFA
SFMR
  (Mtg Rev) AMT
  GNMA Series 99
  6.25%, 11/01/28        -0-          -0-          -0-           -0-       270      269,808         -0-             270      269,808
Marshall Creek
CDD
  Series 02A
  6.625%, 5/01/32      1,645    1,405,504          -0-           -0-       900      768,969         -0-           2,545    2,174,473
Miami Beach Hlth
Fac Auth
  (Mt Sinai Med
  Ctr)
  Series 01A
  6.80%, 11/15/31      3,500    2,729,195          -0-           -0-     1,600    1,247,632         -0-           5,100    3,976,827
Miami-Dade Cnty
Ed Fac Auth
   (Univ of
   Miami)
   Series 08A
   5.20%, 4/01/24      2,500    2,339,925          -0-           -0-       -0-          -0-         -0-           2,500    2,339,925
Miami-Dade Cnty
HFA SFMR
  (Home Ownship
  Mtg) AMT
  GNMA/ FNMA
  Series 00A-1
  6.00%, 10/01/32        -0-          -0-          -0-           -0-       710      699,300         -0-             710      699,300
Miromar Lakes CDD
   Series 00A
   7.25%, 5/01/12      3,195    3,050,746          -0-           -0-     2,450    2,339,382         -0-           5,645    5,390,128
North Broward
Hosp Dist
   (Prerefunded)
   Series 01
   6.00%, 1/15/31        -0-          -0-          -0-           -0-     1,700    1,830,917         -0-           1,700    1,830,917
Northern Palm
Beach Cnty Impr
Dist
  (Mirasol Unit
  #43)
  (Prerefunded)
  6.125%, 8/01/31        -0-          -0-          -0-           -0-     1,000    1,093,510         -0-           1,000    1,093,510
Northern Palm
Beach Cnty Impr
Dist
   (Unit Dev #43)
   6.10%, 8/01/21  $     -0- $        -0- $        -0-  $        -0- $      75 $     63,681 $       -0-    $         75 $     63,681
Northern Palm
Beach Cnty Impr
Dist
   (Unit Dev #43)
   (Prerefunded)
   6.10%, 8/01/21        -0-          -0-          -0-           -0-       510      557,359         -0-             510      557,359
Northern Palm
Beach Cnty Impr
Dist
   (Unit Dev 27B)
   Series 02
   6.40%, 8/01/32        -0-          -0-          -0-           -0-     1,075      886,380         -0-           1,075      886,380
Orange Cnty HFA
MFHR
   (Loma Vista
   Proj) AMT
   Series 99G
   5.50%, 3/01/32        -0-          -0-          -0-           -0-     2,000    1,577,280         -0-           2,000    1,577,280
   (Seminole
   Proj) AMT
   Series 99L
   5.80%, 6/01/32      4,990    3,847,041          -0-           -0-       -0-          -0-         -0-           4,990    3,847,041
Orange Cnty Hosp
  (Orlando Regl)
  (Prerefunded)
  Series 02
  5.75%, 12/01/32        -0-          -0-          -0-           -0-     1,320    1,441,202         -0-           1,320    1,441,202
Orlando Assess
Dist
   (Conroy Rd
   Proj)
   Series 98A
   5.80%, 5/01/26      3,250    2,562,365          -0-           -0-       -0-          -0-         -0-           3,250    2,562,365
Pasco Cnty HFA
MFHR
   (Pasco Woods
   Apts) AMT
   Series 99A
   5.90%, 8/01/39      3,690    3,062,885          -0-           -0-       -0-          -0-         -0-           3,690    3,062,885
Pier Park CDD
   Series 02-1
   7.15%, 5/01/34      3,245    2,842,685          -0-           -0-       -0-          -0-         -0-           3,245    2,842,685
Preserve at
Wildnerness Lake
CDD
  Series 02A
  7.10%, 5/01/33
  Series 02B
  6.20%, 11/01/08         25       25,000          -0-           -0-     1,425    1,284,224         -0-           1,450    1,309,224
South Miami Hlth
Fac Hosp
  (Baptist Hlth)
  (Prerefunded)
  5.25%, 11/15/33        -0-          -0-          -0-           -0-     2,000    2,149,720         -0-           2,000    2,149,720
Tallahassee Hosp
   (Tallahassee
   Memorial)
   Series 00
   6.375%,
   12/01/30              -0-          -0-          -0-           -0-     2,750    2,307,442         -0-           2,750    2,307,442
Tampa Hgr Ed
  (Tampa Univ
  Proj)
  RADIAN Series
  02
  5.625%, 4/01/32        -0-          -0-          -0-           -0-     3,175    2,798,445         -0-           3,175    2,798,445
Tara CDD No 1
   Series 00A
   7.15%, 5/01/31      1,755    1,575,358          -0-           -0-       -0-          -0-         -0-           1,755    1,575,358
Village Ctr CDD
   MBIA
   5.125%,
   10/01/28              -0-          -0-          -0-           -0-     1,000      884,630         -0-           1,000      884,630
Volusia Cnty Ed
Fac Auth
  (Embry Riddle
  Aero Univ)
  Series 99A
  5.75%, 10/15/29        -0-          -0-          -0-           -0-     2,000    1,627,660         -0-           2,000    1,627,660
Volusia Cnty Hlth
Fac
   (John Knox
   Village)
   RADIAN Series
   96A
   6.00%, 6/01/17        -0-          -0-        1,905     1,907,496       -0-          -0-         -0-           1,905    1,907,496
Waterlefe CDD
   Series 01
   6.95%, 5/01/31        -0-          -0-          -0-           -0-       665      590,148         -0-             665      590,148
West Palm Beach
Comnty Redev Agy
   (Northwood-
   Pleasant
   Comnty Redev)
   5.00%, 3/01/25
   - 3/01/29             -0-          -0-          -0-           -0-     3,640    2,941,778         -0-           3,640    2,941,778
                             ------------               ------------           ------------                             ------------
                               43,086,004                  6,442,146             72,797,590                              122,325,740
                             ------------               ------------           ------------                             ------------
Illinois - 7.5%
Chicago
   Series 08A
   5.25%, 1/01/23     10,000   10,093,400          -0-           -0-       -0-          -0-         -0-          10,000   10,093,400
Chicago Arpt Rev
   (O'Hare Int'l
   Arpt)
   XLCA Series
   03B-1
   5.25%, 1/01/34      3,400    2,975,136        1,700     1,487,568       -0-          -0-         -0-           5,100    4,462,704
Chicago Brd of Ed
   Series 07
   5.00%, 12/01/24    15,000   14,852,400          -0-           -0-       -0-          -0-         -0-          15,000   14,852,400
Chicago HFA SFMR
  (Mtg Rev)
  GNMA/ FNMA/
  FHLMC Series
  99C
  7.05%, 10/01/30         45       45,144          -0-           -0-       -0-          -0-         -0-              45       45,144
Chicago HFA SFMR
  (Mtg Rev) AMT
  GNMA/ FNMA/
  FHLMC Series
  98A
  6.45%, 9/01/29         225      221,546          -0-           -0-       -0-          -0-         -0-             225      221,546
  GNMA/ FNMA/
  FHLMC Series
  98C-1
  6.30%, 9/01/29         165      164,543          -0-           -0-       -0-          -0-         -0-             165      164,543
  GNMA/ FNMA/
  FHLMC Series
  99 A
  6.35%, 10/01/30        230      196,266          -0-           -0-       -0-          -0-         -0-             230      196,266
Chicago Incr
Alloc
   (Diversey/
   Narragansett
   Redev Proj)
   7.46%, 2/15/26      1,770    1,696,952          -0-           -0-       830      795,746         -0-           2,600    2,492,698
Chicago Sales Tax
Rev
   FSA Series 05
   5.00%, 1/01/25      6,905    6,534,201          -0-           -0-       -0-          -0-         -0-           6,905    6,534,201
Chicago Spec
Assess
  (Lake Shore
  East)
  Series 03
  6.75%, 12/01/32      3,500    2,970,240 $        -0-           -0-       -0-          -0-         -0-           3,500    2,970,240
Gilberts Spl Svc
Area No 15 Spl
Tax
   (Gilberts Town
   Ctr Proj)
   Series 03
   6.00%, 3/01/28      2,430    1,876,956          -0-           -0-       -0-          -0-         -0-           2,430    1,876,956
Hampshire Spl Svc
Area No 14
   5.80%, 3/01/26      1,595    1,234,227          -0-           -0-       775      599,703         -0-           2,370    1,833,930
Illinois Fin Auth
   (Illinois Inst
   of Technology)
   Series 06A
   5.00%, 4/01/31        750      567,757          -0-           -0-       -0-          -0-         -0-             750      567,757
Illionois Sport
Fac Rev
   (Chicago
   Stadium
   Soldier Field)
   AMBAC Series 01
   Zero Coupon,
   6/15/30 (c)           -0-          -0-        7,000     6,259,470       -0-          -0-         -0-           7,000    6,259,470
Manhattan
  (No 04-1
  Brookstone
  Springs Proj)
  Series 05
  5.875%, 3/01/28      1,667    1,307,595          -0-           -0-       700      549,080         -0-           2,367    1,856,675
Metro Pier & Expo
Auth
   (McCormick
   Place)
   MBIA Series
   02A
   5.25%, 6/15/42      1,750    1,670,323        1,750     1,670,322       -0-          -0-         -0-           3,500    3,340,645
                             ------------               ------------           ------------                             ------------
                               46,406,686                  9,417,360              1,944,529                               57,768,575
                             ------------               ------------           ------------                             ------------
Indiana - 1.2%
Franklin Township
Sch Bldg Corp.
   5.00%, 7/15/21
   - 7/15/22             -0-          -0-          -0-           -0-     6,625    6,404,921         -0-           6,625    6,404,921
Hendricks Cnty
Bldg Fac Corp.
   5.50%, 7/15/23      1,165    1,191,154          -0-           -0-       -0-          -0-         -0-           1,165    1,191,154
Indiana Dev Fin
Auth
  (Inland Steel)
  Series 97
  5.75%, 10/01/11      1,825    1,762,567          -0-           -0-       -0-          -0-         -0-           1,825    1,762,567
                             ------------               ------------           ------------                             ------------
                                2,953,721                        -0-              6,404,921                                9,358,642
                             ------------               ------------           ------------                             ------------
Iowa - 0.0%
Coralville Urban
Rev Tax Incr
   Series 07C
   5.00%, 6/01/18        140      133,886          -0-           -0-       100       95,633         -0-             240      229,519
                             ------------               ------------           ------------                             ------------
Kansas - 0.1%
Lenexa Hlth Care
Fac
   (Lakeview
   Village Inc.)
   5.25%, 5/15/22        870      637,327          -0-           -0-       390      285,698         -0-           1,260      923,025
                             ------------               ------------           ------------                             ------------
Louisiana - 3.2%
De Soto Parish
PCR
  (Int'l Paper
  Co)
  Series A-2
  5.00%, 10/01/12      2,200    1,995,092          -0-           -0-       -0-          -0-         -0-           2,200    1,995,092
Lafayette
  (Communications
  Sys Rev)
  XLCA
  5.25%, 11/01/20      1,550    1,545,892          -0-           -0-     2,215    2,209,130         -0-           3,765    3,755,022
Lafayette LA
Communications
  (Communications
  Sys Rev)
  XLCA
  5.25%, 11/01/21
   - 11/01/23          3,450    3,397,731        1,550     1,513,869       -0-          -0-         -0-           5,000    4,911,600
Louisiana
Agriculture Fin
Auth
   5.25%, 9/15/17        -0-          -0-          -0-           -0-     1,130    1,026,661         -0-           1,130    1,026,661
Louisiana Arpt
Fac
   (Cargo ACQ
   Grp) AMT
   Series 02
   6.65%, 1/01/25        800      667,464          -0-           -0-       -0-          -0-         -0-             800      667,464
New Orleans
  MBIA Series 05
  5.00%, 12/01/29      3,420    2,937,130          570       489,522       -0-          -0-         -0-           3,990    3,426,652
  5.25%, 12/01/21      3,360    3,111,058        1,135     1,050,908       -0-          -0-         -0-           4,495    4,161,966
  RADIAN
  5.00%, 12/01/18
  - 12/01/19           2,590    2,309,011          -0-           -0-     1,550    1,406,548         -0-           4,140    3,715,559
  RADIAN Series A
  5.00%, 12/01/22      1,060      885,895          -0-           -0-       -0-          -0-         -0-           1,060      885,895
                             ------------               ------------           ------------                             ------------
                               16,849,273                  3,054,299              4,642,339                               24,545,911
                             ------------               ------------           ------------                             ------------
Maryland - 0.8%
Maryland CDA SFMR
   (Mtg Rev) AMT
   Series 00A
   6.10%, 7/01/38      6,285    5,415,408          -0-           -0-       -0-          -0-         -0-           6,285    5,415,408
Maryland IDR
  (Med Waste
  Assoc) AMT
  Series 89
  8.75%,
  11/15/10 (d)(e)      1,225    1,059,196          -0-           -0-       -0-          -0-         -0-           1,225    1,059,196
                             ------------               ------------           ------------                             ------------
                                6,474,604                        -0-                    -0-                                6,474,604
                             ------------               ------------           ------------                             ------------
Massachusetts -
3.3%
Massachusetts
  (Prerefunded)
  Series 02C
  5.25%, 11/01/30      5,000    5,319,300          -0-           -0-       -0-          -0-         -0-           5,000    5,319,300
Massachusetts Dev
Fin Agy
   (Seven Hills
   Fndtn)
   RADIAN Series
   99
   5.15%, 9/01/28      6,035    5,128,603          -0-           -0-       -0-          -0-         -0-           6,035    5,128,603
Massachusetts
HEFA
  (Berkshire
  Hlth Sys)
  RADIAN Series
  01E
  5.70%, 10/01/25        -0-          -0-        5,800     5,232,934       -0-          -0-         -0-           5,800    5,232,934
Massachusetts
HEFA
  (Cape Cod
  Hlthcare)
  RADIAN Series
  01C
  5.25%, 11/15/31        -0-          -0-        1,600     1,288,640       -0-          -0-         -0-           1,600    1,288,640
Massachusetts
HEFA
  (Care Group
  Inc.)
  MBIA Series 08
  5.375%, 2/01/26        -0-          -0-        1,250     1,199,037       -0-          -0-         -0-           1,250    1,199,037
Massachusetts
Port Auth AMT
   Series 99D
   6.00%, 7/01/29      7,500    7,394,550          -0-           -0-       -0-          -0-         -0-           7,500    7,394,550
                             ------------               ------------           ------------                             ------------
                               17,842,453                  7,720,611                    -0-                               25,563,064
                             ------------               ------------           ------------                             ------------
Michigan - 4.0%
Detroit Wtr Sup
Sys
   (Prerefunded)
   FGIC Series
   01B
   5.50%, 7/01/33
   (f)                   -0-          -0-        1,450     1,557,126       -0-          -0-         -0-           1,450    1,557,126
   FSA Series
   2006A
   5.00%, 7/01/24      7,005    6,496,017          -0-           -0-     2,975    2,758,837         -0-           9,980    9,254,854
Kalamazoo Hosp
Fin Auth
   (Borgess Med
   Ctr) ETM
   FGIC Series
   94A
   0.208%,
   6/01/11 (g)           -0-          -0-        3,440     3,446,536       -0-          -0-         -0-           3,440    3,446,536
Kent Hosp Fin
Auth
   (Metro Hosp
   Proj)
   Series 05A
   5.75%, 7/01/25        710      576,619          -0-           -0-       -0-          -0-         -0-             710      576,619
Michigan
  (Trunk Line
  Fund)
  (Prerefunded)
  FSA Series 01A
  5.25%, 11/01/30        -0-          -0-        1,000     1,069,780       -0-          -0-         -0-           1,000    1,069,780
Michigan HDA MFHR
  (Rental Rev)
  AMT
  AMBAC Series
  97A
  6.10%, 10/01/33        330      286,968          -0-           -0-       -0-          -0-         -0-             330      286,968
Michigan Hosp Fin
Auth
   (Sparrow Med
   Ctr)
   (Prerefunded)
   Series 01
   5.625%,
   11/15/36            2,650    2,858,078          -0-           -0-       -0-          -0-         -0-           2,650    2,858,078
Michigan Hosp Fin
Auth
  (Trinity Hlth)
  Series 00A
  6.00%, 12/01/27      4,515    4,336,071          -0-           -0-       -0-          -0-         -0-           4,515    4,336,071
Plymouth Ed Ctr
Charter Sch Pub
   Academy Rev
   Series 05
   5.375%,
   11/01/30            2,000    1,480,400          -0-           -0-       -0-          -0-         -0-           2,000    1,480,400
Saginaw Hosp Fin
Auth
   (Covenant Med
   Ctr)
   Series 00F
   6.50%, 7/01/30      6,125    6,082,125          -0-           -0-       -0-          -0-         -0-           6,125    6,082,125
                             ------------               ------------           ------------                             ------------
                               22,116,278                  6,073,442              2,758,837                               30,948,557
                             ------------               ------------           ------------                             ------------
Minnesota - 2.1%
Maple Grove Hlth
Care
   5.00%, 5/01/22        -0-          -0-          -0-           -0-     1,350    1,157,679         -0-           1,350    1,157,679
Minneapolis & St.
Paul Arpt AMT
  FGIC Series 00B
  6.00%, 1/01/21       3,520    3,454,282          -0-           -0-       -0-          -0-         -0-           3,520    3,454,282
Shakopee Hlth
Care Fac
   (St Francis
   Regl Med Ctr)
   Series 04
   5.10%, 9/01/25      2,700    2,069,037          -0-           -0-       -0-          -0-         -0-           2,700    2,069,037
St. Paul Hsg &
Redev Auth
  (Hltheast Proj)
  Series 05
  6.00%, 11/15/25        500      431,540          -0-           -0-       500      431,540         -0-           1,000      863,080
Waconia Hlth Care
Fac
  (Ridgeview Med
  Ctr)
  (Prerefunded)
  RADIAN Series
  99A
  6.125%, 1/01/29        -0-          -0-        6,095     6,335,631       -0-          -0-         -0-           6,095    6,335,631
Western Minnesota
Muni Pwr Agy
   FSA
   5.00%, 1/01/17      1,400    1,469,678          -0-           -0-       900      944,793         -0-           2,300    2,414,471
                             ------------               ------------           ------------                             ------------
                                7,424,537                  6,335,631              2,534,012                               16,294,180
                             ------------               ------------           ------------                             ------------
Missouri - 2.0%
Kansas City
   (Downtown Arena
   Proj)
   Series 08C
   5.00%, 4/01/28     10,500    9,421,125          -0-           -0-     3,500    3,140,375         -0-          14,000   12,561,500
Kansas City Arpt
Fac Rev
   (Cargo ACQ
   Grp)
   Series 02
   6.25%, 1/01/30      1,965    1,519,770          -0-           -0-       -0-          -0-         -0-           1,965    1,519,770
Missouri Dev Fin
Brd
   (Crackerneck
   Creek Proj)
   Series 05C
   5.00%, 3/01/26      1,000      891,500          -0-           -0-       -0-          -0-         -0-           1,000      891,500
Riverside IDA
   (Riverside
   Horizons Proj)
   ACA Series 07A
   5.00%, 5/01/27        370      299,933          120        97,276       160      129,701         -0-             650      526,910
                             ------------               ------------           ------------                             ------------
                               12,132,328                     97,276              3,270,076                               15,499,680
                             ------------               ------------           ------------                             ------------
Nevada - 6.3%
Carson City Hosp
Rev
  (Carson-Tahoe
  Hosp Proj)
  RADIAN Series
  03A
  5.125%, 9/01/29      2,700    2,205,306        2,100     1,715,238       -0-          -0-         -0-           4,800    3,920,544
Clark Cnty
  AMBAC Series
  2006
  5.00%, 11/01/23      6,000    5,845,620        5,000     4,871,350     2,250    2,192,107         -0-          13,250   12,909,077
Clark Cnty
Passenger Fac
   5.25%, 7/01/18      9,090    8,981,011          -0-           -0-       -0-          -0-         -0-           9,090    8,981,011
Clark Cnty Sch
Dist
   FGIC
   5.00%, 6/15/22      5,720    5,653,019          -0-           -0-       -0-          -0-         -0-           5,720    5,653,019
Las Vegas Valley
Wtr Dist
   FGIC Series 05
   5.00%, 6/01/27      5,000    4,795,400          -0-           -0-       -0-          -0-         -0-           5,000    4,795,400
Nevada Sys of Hgr
Ed
   AMBAC
   5.00%, 7/01/25      6,985    6,587,414 $        -0-           -0-       -0-          -0-         -0-           6,985    6,587,414
   AMBAC Series
   2005B
   5.00%, 7/01/26        -0-          -0-        6,715     6,297,394       -0-          -0-         -0-           6,715    6,297,394
                             ------------               ------------           ------------                             ------------
                               34,067,770                 12,883,982              2,192,107                               49,143,859
                             ------------               ------------           ------------                             ------------
New Hampshire -
1.0%
New Hampshire Bus
Fin Auth PCR
   (Public Svc
   Co) AMT
   Series 93E
   6.00%, 5/01/21      4,000    3,768,880          -0-           -0-       -0-          -0-         -0-           4,000    3,768,880
New Hampshire
HEFA
  (Covenant
  Hlth)
  Series 04
  5.375%, 7/01/24      1,680    1,468,790          -0-           -0-       -0-          -0-         -0-           1,680    1,468,790
  (Mary Hitchcock
  Hosp)
  FSA Series 02
  5.50%, 8/01/27         -0-          -0-        2,250     2,193,323       -0-          -0-         -0-           2,250    2,193,323
                             ------------               ------------           ------------                             ------------
                                5,237,670                  2,193,323                    -0-                                7,430,993
                             ------------               ------------           ------------                             ------------
New Jersey - 2.8%
Morris-Union
Jointure COP
   RADIAN Series
   04
   5.00%, 5/01/27      5,175    4,247,692          -0-           -0-       -0-          -0-         -0-           5,175    4,247,692
New Jersey Ed Fac
Auth
   (Prerefunded)
   AMBAC Series
   02A
   5.25%, 9/01/21      8,005    8,599,531          -0-           -0-       -0-          -0-         -0-           8,005    8,599,531
   (Hgr Ed Cap
   Impt)
   (Prerefunded)
   AMBAC Series
   02A
   5.125%,
   9/01/22               -0-          -0-        2,500     2,674,525       -0-          -0-         -0-           2,500    2,674,525
New Jersey EDA
   (New Jersey St
   Contract)
   Series 05
   5.25%, 3/01/25      6,200    6,086,292          -0-           -0-       -0-          -0-         -0-           6,200    6,086,292
                             ------------               ------------           ------------                             ------------
                               18,933,515                  2,674,525                    -0-                               21,608,040
                             ------------               ------------           ------------                             ------------
New Mexico - 1.4%
Clayton Jail Proj
Rev
   CIFG
   5.00%,
   11/01/25 -
   11/01/27            8,475    6,843,254          -0-           -0-     4,620    3,731,528         -0-          13,095   10,574,782
                             ------------               ------------           ------------                             ------------
New York - 3.8%
Erie Cnty IDA
   (Buffalo Sch
   Dist Proj)
   FSA Series 04
   5.75%, 5/01/25
   - 5/01/26           3,800    3,822,793        1,300     1,307,267       -0-          -0-         -0-           5,100    5,130,060
Nassau Cnty Hlth
Fac
   (Nassau Hlth
   Sys Rev)
   (Prerefunded)
   FSA Series 99
   5.75%, 8/01/29        -0-          -0-        7,600     7,957,504       -0-          -0-         -0-           7,600    7,957,504
New York City
   5.25%, 9/01/23      5,000    4,923,750          -0-           -0-       -0-          -0-         -0-           5,000    4,923,750
   Series 03A
   5.50%, 8/01/21      5,000    5,053,500          -0-           -0-       -0-          -0-         -0-           5,000    5,053,500
   Series 04G
   5.00%,
   12/01/23              895      851,709          -0-           -0-       -0-          -0-         -0-             895      851,709
New York City
   (Unrefunded)
   Series 1
   5.75%, 3/01/17        420      436,703          -0-           -0-       -0-          -0-         -0-             420      436,703
New York City IDA
   (Lycee
   Francais)
   ACA Series 02C
   6.80%, 6/01/28      2,500    2,255,600          -0-           -0-       -0-          -0-         -0-           2,500    2,255,600
New York Liberty
Dev Corp.
   (National
   Sports Museum
   Proj)
   6.125%,
   2/15/19 (e)*          850      127,500          -0-           -0-       500       75,000         -0-           1,350      202,500
New York St Dorm
Auth
  (Orange Regl
  Med Ctr)
  Series 2008
  6.50%, 12/01/21      1,300    1,164,878          -0-           -0-       460      412,188         -0-           1,760    1,577,066
New York St HFA
   (Econ Dev &
   Hsg)
   FGIC Series
   05A
   5.00%, 9/15/25      1,200    1,160,112          -0-           -0-       -0-          -0-         -0-           1,200    1,160,112
                             ------------               ------------           ------------                             ------------
                               19,796,545                  9,264,771                487,188                               29,548,504
                             ------------               ------------           ------------                             ------------
North Carolina -
0.2%
Iredell Cnty COP
   FSA Series 08
   5.25%, 6/01/22        720      728,071          200       202,242       -0-          -0-         -0-             920      930,313
North Carolina
Eastern Muni Pwr
Agy
   AMBAC Series
   05A
   5.25%, 1/01/20        -0-          -0-        1,000       939,500       -0-          -0-         -0-           1,000      939,500
                             ------------               ------------           ------------                             ------------
                                  728,071                  1,141,742                    -0-                                1,869,813
                             ------------               ------------           ------------                             ------------
North Dakota -
0.2%
Ward Cnty Hlth
Care Fac
   (Trinity Hlth)
   5.125%,
   7/01/18 -
   7/01/20             1,380    1,141,114          -0-           -0-       685      553,994         -0-           2,065    1,695,108
                             ------------               ------------           ------------                             ------------
Ohio - 3.2%
Cleveland
Cuyahoga Port
Auth
  (Univ Heights
  Ohio-Pub
  Parking Proj)
  Series 01
  7.35%, 12/01/31      5,400    4,810,644          -0-           -0-     3,000    2,672,580         -0-           8,400    7,483,224
Cleveland Pub Pwr
Sys
  FGIC Series
  06A
  5.00%, 11/15/18      2,335    2,316,810          500       496,105       -0-          -0-         -0-           2,835    2,812,915
Hamilton Cnty
  (Prerefunded)
  AMBAC Series B
  5.25%, 12/01/32        -0-          -0-        5,660     5,974,696       -0-          -0-         -0-           5,660    5,974,696
Hamilton Cnty
  (Unrefunded)
  AMBAC Series B
  5.25%, 12/01/32        -0-          -0-        1,440     1,401,581       -0-          -0-         -0-           1,440    1,401,581
Franklin Cnty
  (OCLC Online
  Computer
  Library Ctr)
  Series 98A
  5.20%, 10/01/20      1,200    1,199,940          -0-           -0-       -0-          -0-         -0-           1,200    1,199,940
Toledo Lucas Cnty
Port Auth
  (CSX Transp)
  Series 92
  6.45%, 12/15/21      6,730    5,827,709          -0-           -0-       -0-          -0-         -0-           6,730    5,827,709
                             ------------               ------------           ------------                             ------------
                               14,155,103                  7,872,382              2,672,580                               24,700,065
                             ------------               ------------           ------------                             ------------
Oregon - 0.5%
Forest Grove Rev
   (Ref & Campus
   Impr Pacific
   Proj A)
   RADIAN Series
   05A
   5.00%, 5/01/28      2,995    2,468,030          -0-           -0-       -0-          -0-         -0-           2,995    2,468,030
Oregon Hsg Dev
Agy SFMR
   (Mtg Rev) AMT
   Series 02B
   5.45%, 7/01/32      2,200    1,724,580          -0-           -0-       -0-          -0-         -0-           2,200    1,724,580
                             ------------               ------------           ------------                             ------------
                                4,192,610                        -0-                    -0-                                4,192,610
                             ------------               ------------           ------------                             ------------
Pennsylvania -
4.4%
Allegheny Cnty
Hgr Ed Bldg Auth
   (Carnegie Mellon
   Univ)
   Series 02
   5.50%, 3/01/28        -0-          -0-        5,665     5,708,904       -0-          -0-         -0-           5,665    5,708,904
Allegheny Cnty
Hosp Dev Auth
  (West
  Pennsylvania
  Hlth Sys)
  Series 07A
  5.00%, 11/15/17      2,900    2,312,866          -0-           -0-     1,300    1,036,802         -0-           4,200    3,349,668
Ephrata Area Sch
Dist
   (Prerefunded)
   FGIC Series 05
   5.00%, 3/01/22      2,565    2,740,882          -0-           -0-       -0-          -0-         -0-           2,565    2,740,882
Harrisburg Arpt
Auth
   (Susquehanna
   Arpt Proj) AMT
   Series 99
   5.50%, 1/01/24        500      369,670          -0-           -0-       -0-          -0-         -0-             500      369,670
Montgomery Cnty
Hosp
  (Abington Mem
  Hosp)
  Series 02A
  5.125%, 6/01/32      2,000    1,523,920          -0-           -0-       -0-          -0-         -0-           2,000    1,523,920
Montgomery Cnty
IDA
   (Whitemarsh
   Continuing
   Care Ret
   Comnty)
   6.00%, 2/01/21      1,210      985,593          -0-           -0-       -0-          -0-         -0-           1,210      985,593
Pennsylvania Hgr
Ed Fac Auth
   (UPMC Hlth
   Sys)
   Series 01A
   6.00%, 1/15/31      3,845    3,659,248          -0-           -0-       -0-          -0-         -0-           3,845    3,659,248
Pennsylvania IDA
   (St Revolving
   Fd)
   Series 08A
   5.50%, 7/01/23      3,940    3,824,046          -0-           -0-       -0-          -0-         -0-           3,940    3,824,046
Philadelphia IDA
   (Leadership
   Learning
   Partners)
   Series 05A
   5.25%, 7/01/24      1,030      784,819          -0-           -0-       -0-          -0-         -0-           1,030      784,819
Pennsylvania Trpk
Transp Rev
  (Prerefunded)
  AMBAC Series 01
  5.25%, 7/15/41         -0-          -0-        6,500     6,961,760       -0-          -0-         -0-           6,500    6,961,760
South Ctr Gen
Auth
   (Wellspan
   Hlth)
   MBIA Series 01
   5.25%, 5/15/31        685      689,583          -0-           -0-       -0-          -0-         -0-             685      689,583
South Ctr Gen
Auth
   (Wellspan
   Hlth)
   (Prerefunded)
   MBIA Series 01
   5.25%, 5/15/31      3,115    3,344,856          -0-           -0-       -0-          -0-         -0-           3,115    3,344,856
                             ------------               ------------           ------------                             ------------
                               20,235,483                 12,670,664              1,036,802                               33,942,949
                             ------------               ------------           ------------                             ------------
Puerto Rico -
2.4%
Puerto Rico
   (Pub Impr)
   5.25%, 7/01/23      1,100      968,198          -0-           -0-       600      528,108         -0-           1,700    1,496,306
   Series 01A
   5.50%, 7/01/19        500      475,175          -0-           -0-       500      475,175         -0-           1,000      950,350
   Series 03A
   5.25%, 7/01/23        500      440,090          -0-           -0-       -0-          -0-         -0-             500      440,090
   Series 04A
   5.25%, 7/01/19      1,920    1,778,765          -0-           -0-       960      889,383         -0-           2,880    2,668,148
Puerto Rico Elec
Pwr Auth
   (Prerefunded)
   XLCA Series
   02-1
   5.25%, 7/01/22        -0-          -0-        6,935     7,515,737       -0-          -0-         -0-           6,935    7,515,737
Puerto Rico Govt
Dev Bank
  (Sr Notes)
  Series 06B
  5.00%, 12/01/15        500      484,015          -0-           -0-       695      654,252         -0-           1,195    1,138,267
Puerto Rico HFA
  5.125%, 12/01/27       370      348,307          -0-           -0-       -0-          -0-         -0-             370      348,307
Univ of Puerto
Rico
   Series 06Q
   5.00%, 6/01/19
   - 6/01/20           3,730    3,381,421          -0-           -0-       730      668,979         -0-           4,460    4,050,400
                             ------------               ------------           ------------                             ------------
                                7,875,971                  7,515,737              3,215,897                               18,607,605
                             ------------               ------------           ------------                             ------------
Rhode Island -
0.7%
Rhode Island EDA
  (Providence
  Place Mall
  Proj)
  ASSET GTY
  Series 00
  6.125%, 7/01/20        -0-          -0-        5,500     5,572,050       -0-          -0-         -0-           5,500    5,572,050
                             ------------               ------------           ------------                             ------------
South Carolina -
2.2%
Dorchester Cnty
Sch Dist No 2
  (Installment
  Pur Rev)
  Series 06
  5.00%, 12/01/30      1,500    1,284,555          -0-           -0-       -0-          -0-         -0-           1,500    1,284,555
  ASSURED GTY
  5.00%, 12/01/29                                  400       365,404       -0-                                      400      365,404
Newberry
Investing in
Childrens Ed
  (Newberry Cnty
  Sch Dist Proj)
  ASSURED GTY
  Series 05
  5.00%, 12/01/27      3,890    3,533,443        2,335     2,120,974       -0-          -0-         -0-           6,225    5,654,417
  Series 05
  5.00%, 12/01/30        335      277,306          115        95,195       -0-          -0-         -0-             450      372,501
Scago Ed Fac Corp.
  (Calhoun Sch
  Dist)
  RADIAN
  5.00%, 12/01/21      4,300    3,943,788          -0-           -0-       945      866,716         -0-           5,245    4,810,504
South Carolina
Pub Svc Auth
   AMBAC Series
   2007A
   5.00%, 1/01/25        -0-          -0-        5,000     4,923,450       -0-          -0-         -0-           5,000    4,923,450
                             ------------               ------------           ------------                             ------------
                                9,039,092                  7,505,023                866,716                               17,410,831
                             ------------               ------------           ------------                             ------------
Tennessee - 0.2%
Sullivan Cnty
Hlth Ed
   (Wellmont Hlth
   Sys)
   Series 06C
   5.00%, 9/01/22      1,265      916,189          -0-           -0-       725      525,088         -0-           1,990    1,441,277
   5.25%, 9/01/26        275      193,083          -0-           -0-       -0-          -0-         -0-             275      193,083
                             ------------               ------------           ------------                             ------------
                                1,109,272                        -0-                525,088                                1,634,360
                             ------------               ------------           ------------                             ------------
Texas - 9.6%
Bexar Cnty Hlth
Fac Dev Corp.
   5.00%, 7/01/27        325      222,176          -0-           -0-       150      102,543         -0-             475      324,719
Camino Real Regl
Mobility Auth
   5.00%, 2/15/21      3,000    2,829,240          -0-           -0-       -0-          -0-         -0-           3,000    2,829,240
   Series 2008
   5.00%, 8/15/21      1,790    1,674,617          -0-           -0-       -0-          -0-         -0-           1,790    1,674,617
   5.00%, 2/15/22        -0-          -0-          -0-           -0-     1,270    1,177,061         -0-           1,270    1,177,061
Corpus Christi
Arpt Rev
  (Corpus Christi
  Int'l)
  FSA Series 00B
  5.375%, 2/15/30      7,100    6,910,785          -0-           -0-       -0-          -0-         -0-           7,100    6,910,785
Dallas-Fort Worth
Arpt Rev
  (Int'l Arpt)
  FGIC Series 01
  5.50%, 11/01/35     13,400   10,609,718          -0-           -0-       -0-          -0-         -0-          13,400   10,609,718
Ector Cnty ISD
   5.25%, 8/15/27        160      161,061          -0-           -0-       -0-          -0-         -0-             160      161,061
Ector Cnty ISD
   (Prerefunded)
   5.25%, 8/15/27      2,840    3,077,566          -0-           -0-       -0-          -0-         -0-           2,840    3,077,566
El Paso Cnty Hosp
Dist
   ASSURED GTY
   Series 2008A
   5.00%, 8/15/23      5,000    4,922,650          -0-           -0-       -0-          -0-         -0-           5,000    4,922,650
Garza Cnty Pub
Fac Corp.
  5.50%, 10/01/19        535      478,589          -0-           -0-       -0-          -0-         -0-             535      478,589
Grapevine Arpt
Rev
   6.50%, 1/01/24        995      829,999          -0-           -0-       -0-          -0-         -0-             995      829,999
Guadalupe-Blanco
River Auth
   (Contract &
   Sub Wtr Res)
   MBIA Series
   04A
   5.00%, 8/15/24      1,440    1,344,931          455       424,961       -0-          -0-         -0-           1,895    1,769,892
Hidalgo Cnty Hlth
Svc
   (Mission Hosp
   Inc Proj)
   Series 05
   5.00%, 8/15/14
   - 8/15/19             730      645,560          -0-           -0-       -0-          -0-         -0-             730      645,560
Houston Arpt Rev
  (Cargo ACQ
  Grp) AMT
  Series 02
  6.375%, 1/01/23      3,000    2,497,650          -0-           -0-       -0-          -0-         -0-           3,000    2,497,650
Laredo ISD
   AMBAC Series
   04A
   5.00%, 8/01/24      1,000      968,160          -0-           -0-       -0-          -0-         -0-           1,000      968,160
Magnolia Tax ISD
   5.00%, 8/15/20        -0-          -0-          -0-           -0-     6,165    6,256,427         -0-           6,165    6,256,427
North Texas Hlth
Fac Dev Corp
   (United Regl
   Hlth Care Sys)
   FSA Series 07
   5.00%, 9/01/24        570      515,508          180       162,792       250      226,100         -0-           1,000      904,400
Richardson Hosp
Auth
   (Richardson
   Regl Med Ctr)
   FSA Series 04
   5.875%,
   12/01/24            2,310    1,911,941          -0-           -0-       -0-          -0-         -0-           2,310    1,911,941
San Antonio
   (Elec & Gas
   Rev)
   Series 08
   5.00%, 2/01/26      6,830    6,629,813          -0-           -0-       -0-          -0-         -0-           6,830    6,629,813
San Antonio
   (Unrefunded)
   Series 02
   5.00%, 2/01/22      3,060    3,066,120          -0-           -0-       -0-          -0-         -0-           3,060    3,066,120
   Series 02
   5.00%, 2/01/23        -0-          -0-        1,485     1,483,381       -0-          -0-         -0-           1,485    1,483,381
Seguin Hgr Ed
Auth
   (Texas
   Lutheran Univ
   Proj)
   Series 04
   5.25%, 9/01/28      1,000      794,820          -0-           -0-       -0-          -0-         -0-           1,000      794,820
Texas Trpk Auth
   AMBAC Series
   02A
   5.50%, 8/15/39      7,500    6,965,700        2,000     1,857,520       -0-          -0-         -0-           9,500    8,823,220
Tyler Hosp Rev
   (Mother Francis
   Regl Hlth)
   (Prerefunded)
   Series 01
   6.00%, 7/01/31      3,900    4,270,890          -0-           -0-       -0-          -0-         -0-           3,900    4,270,890
Tyler Tex Hlth
Fac Dev Corp.
   5.25%, 7/01/26        -0-          -0-          -0-           -0-     2,000    1,558,420         -0-           2,000    1,558,420
                             ------------               ------------           ------------                             ------------
                               61,327,494                  3,928,654              9,320,551                               74,576,699
                             ------------               ------------           ------------                             ------------
Utah - 0.5%
Intermountain Pwr
Agy
   Series 2008A
   5.25%, 7/01/23      2,750    2,708,392          -0-           -0-       -0-          -0-         -0-           2,750    2,708,392
Spanish Fork City
Charter Sch Rev
  5.55%, 11/15/21        860      710,197          -0-           -0-       370      305,550         -0-           1,230    1,015,747
                             ------------               ------------           ------------                             ------------
                                3,418,589                        -0-                305,550                                3,724,139
                             ------------               ------------           ------------                             ------------
Virgin Islands -
1.0%
Virgin Islands
Pub Fin Auth
   (Virgin
   Islands Gross
   Receipts Taxes
   Loan Note)
   FSA Series 03
   5.00%,
   10/01/13 -
   10/01/14            2,025    2,069,888          -0-           -0-       -0-          -0-         -0-           2,025    2,069,888
   5.25%,
   10/01/15 -
   10/01/17            5,460    5,526,999          -0-           -0-       -0-          -0-         -0-           5,460    5,526,999
                             ------------               ------------           ------------                             ------------
                                7,596,887                        -0-                    -0-                                7,596,887
                             ------------               ------------           ------------                             ------------
Virginia - 0.6%
Arlington IDA
   (Arlington
   Hlth Sys)
   (Prerefunded)
   Series 01
   5.25%,
   7/01/31 (f)         1,000    1,070,200          -0-           -0-       -0-          -0-         -0-           1,000    1,070,200
Bell Creek CDD
   Series 03A
   6.75%, 3/01/22        602      592,789          -0-           -0-       -0-          -0-         -0-             602      592,789
Broad Street CDD
   (Parking Fac)
   Series 03
   7.50%, 6/01/33      3,000    2,770,290          -0-           -0-       -0-          -0-         -0-           3,000    2,770,290
                             ------------               ------------           ------------                             ------------
                                4,433,279                        -0-                    -0-                                4,433,279
                             ------------               ------------           ------------                             ------------
Washington - 4.1%
Energy Northwest
Wind
   AMBAC
   5.00%, 7/01/21      7,845    7,507,273          -0-           -0-     3,625    3,468,944         -0-          11,470   10,976,217
King Cnty Sch
Dist No 414
  (Lake
  Washington)
  MBIA SCH BD
  GTY
  5.00%, 12/01/24        -0-          -0-          -0-           -0-     4,500    4,359,735         -0-           4,500    4,359,735
Spokane
  AMBAC
  5.00%, 12/01/22      5,550    5,290,870          -0-           -0-     2,390    2,278,411         -0-           7,940    7,569,281
Tacoma SWFR
  XLCA Series 06
  5.00%, 12/01/18      2,750    2,717,798          865       854,871       -0-          -0-         -0-           3,615    3,572,669
Washington
   AMBAC
   5.00%, 1/01/24        -0-          -0-          -0-           -0-     5,000    4,911,100         -0-           5,000    4,911,100
                             ------------               ------------           ------------                             ------------
                               15,515,941                    854,871             15,018,190                               31,389,002
                             ------------               ------------           ------------                             ------------
West Virginia -
0.3%
Fairmont Hgr Ed
  (Fairmont St
  Coll)
  FGIC Series 02A
  5.375%, 6/01/27        -0-          -0-        2,500     2,393,725       -0-          -0-         -0-           2,500    2,393,725
                             ------------               ------------           ------------                             ------------
Wisconsin - 0.9%
Milwaukee Arpt
Rev
   (Cargo ACQ
   Corp) AMT
   Series 02
   6.50%, 1/01/25      2,315    1,875,428          -0-           -0-       -0-          -0-         -0-           2,315    1,875,428
Wisconsin HEFA
   (Bell Tower
   Residence
   Proj)
   FHLB Series 05
   5.00%, 7/01/25      1,270    1,098,436          -0-           -0-       -0-          -0-         -0-           1,270    1,098,436
Wisconsin HEFA
   (Wheaton
   Franciscan)
   MBIA
   5.25%, 8/15/20      3,400    2,655,332          -0-           -0-     1,600    1,249,568         -0-           5,000    3,904,900
                             ------------               ------------           ------------                             ------------
                                5,629,196                        -0-              1,249,568                                6,878,764
                             ------------               ------------           ------------                             ------------
Total Long-Term
Municipal Bonds
   (cost
   $824,961,395)              474,104,153                134,996,778            148,945,147                              758,046,078
                             ------------               ------------           ------------                             ------------
Short-Term
Municipal Notes -
0.7%
Alaska - 0.1%
Valdez Marine
Term Rev
   0.80%,
   12/01/33 (h)          -0-          -0-          700       700,000       -0-          -0-         -0-             700      700,000
                             ------------               ------------           ------------                             ------------
Florida - 0.3%
Orange Cnty IDA
   (Lake Highland
   Prep Sch)
   1.50%,
   8/01/32 (h)           -0-          -0-        2,700     2,700,000       -0-          -0-         -0-           2,700    2,700,000
                             ------------               ------------           ------------                             ------------
Kentucky - 0.1%
Shelby Cnty
   1.20%,
   9/01/34 (h)           -0-          -0-        1,100     1,100,000       -0-          -0-         -0-           1,100    1,100,000
                             ------------               ------------           ------------                             ------------
Ohio - 0.1%
Allen Cnty
   (Catholic
   Hlthcare
   Partners)
   Series A
   0.70%,
   10/01/31 (h)          -0-          -0-          700       700,000       -0-          -0-         -0-             700      700,000
                             ------------               ------------           ------------                             ------------
South Carolina -
0.1%
Charleston Cnty
   0.85%,
   8/15/30 (h)           -0-          -0-          500       500,000       -0-          -0-         -0-             500      500,000
                             ------------               ------------           ------------                             ------------
Total Short-Term
Municipal Notes
   (cost
   $5,700,000)                        -0-                  5,700,000                    -0-                                5,700,000
                             ------------               ------------           ------------                             ------------
Total Investments
- 98.6%
   (cost
   $830,661,395)              474,104,153                140,696,778            148,945,147                              763,746,078
                                                        ------------           ------------                             ------------
Other assets less
liabilities -
1.4%                            7,955,685                  1,595,244              1,159,353    (276,000)++                10,434,282
                             ------------               ------------           ------------ -----------                 ------------
Net Assets - 100.0%          $482,059,838               $142,292,022           $150,104,500 $  (276,000)                $774,180,360
                             ------------               ------------           ------------ -----------                 ------------

INTEREST RATE
SWAP
TRANSACTIONS
                                                                                                  Alliance-  Pro-Forma  Pro-Forma
                         Alliance-                                                      Alliance- Bernstein  Alliance-  Alliance-
                         Bernstein            Pro-Forma                                Bernstein  Municipal  Bernstein  Bernstein
              Alliance-  Municipal  Alliance- Alliance-                                Municipal   Income    Municipal  Municipal
              Bernstein   Income    Bernstein Bernstein                                  Income     Fund       Income     Income
              Municipal    Fund     Municipal Municipal                                   Fund     National   Fund II      Fund
                Income   National     Income    Income                   Rate Type      National     II       Florida    National
                 Fund       II       Fund II     Fund               -----------------  Portfolio Portfolio*** Portfolio  Portfolio
              National    Port-      Florida  National              Payments Payments  Unrealized Unrealized  Unrealized Unrealized
              Portfolio  folio***   Portfolio Portfolio             made by  received   Apprec-    Apprec-     Apprec-    Apprec-
              Notional   Notional   Notional  Notional              the      by the     iation/    iation/     iation/    iation/
Swap            Amount    Amount      Amount    Amount  Termination Port-    Port-      (Deprec-   (Deprec-    (Deprec-   (Deprec-
Counterparty    (000)      (000)      (000)     (000)       Date    folio    folio      iation)    iation)     iation)    iation)
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch $   3,205 $      -0-  $   1,540 $   4,745  2/12/2012  SIFMA**  3.548%    $  105,575 $     -0-  $   50,728 $  156,303
Merrill Lynch       -0-      1,000      5,300     6,300 10/21/2016  SIFMA*   4.128%           -0-    53,254     281,652    334,906
Merrill Lynch       -0-      2,500        -0-     2,500  7/30/2026  4.090%   SIFMA**          -0-  (110,192)        -0-   (110,192)
Merrill Lynch       -0-      2,500        -0-     2,500 11/15/2026  4.377%   SIFMA**          -0-  (203,000)        -0-   (203,000)

(a)  Variable rate coupon, rate shown as of October 31, 2008.

(b) Floating Rate Security. Stated interest rate was in effect at October 31, 2008.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)  Security is in default and is non-income producing.

(e)  Illiquid security, valued at fair value.

(f) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(g) Inverse Floater Security - Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(h) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

* The obligor of this holding, which represents 0.03% of the Portfolio's net assets, has disclosed that it is in default of certain payments under the loan agreement, and is in early discussions with bond holders with respect to a restructuring of the terms of the bonds, and with equity holders with respect to additional equity contributions.

** Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

***  Prior to December 1, 2008, known as Insured National Portfolio.

+ An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2008 and the aggregate market value of this security amounted to $25,000 or 0.00% of net assets.

++ Includes adjustment for estimated merger costs of $276,000, consisting of $137,000 for the National II Acquisition and $139,000 for the Florida Acquisition.

     As of October 31, 2008, the Portfolio held 51% of net assets in insured bonds (of this amount 9% represents the Portfolio's holding in pre-refunded insured bonds).

     ACA - ACA Capital
     AMBAC - American Bond Assurance Corporation
     AMT - Alternative Minimum Tax (subject to)
     ASSET GTY - Asset Guaranty Insurance Company AKA Radian
     ASSURED GTY - Assured Guaranty
     CDA - Community Development Administration
     CDD - Community Development District
     CFD - Community Facilities District
     CIFG - CIFG Assurance North America, Inc.
     COP - Certificate of Participation
     EDA - Economic Development Agency
     ETM - Escrow to Maturity
     FGIC - Financial Guaranty Insurance Company
     FHLB - Federal Home Loan Bank
     FHLMC - Federal Home Loan Mortgage Corporation
     FNMA - Federal National Mortgage Association
     FSA - Financial Security Assurance Inc.
     GNMA - Government National Mortgage Association
     HDA - Housing Development Authority
     HEFA - Health & Education Facility Authority
     HFA - Housing Finance Authority
     HFC - Housing Finance Corporation
     IDA - Industrial Development Authority/Agency
     IDR - Industrial Development Revenue
     ISD - Independent School District
     MBIA - Municipal Bond Investors Assurance
     MFHR - Multi-Family Housing Revenue
     PCR - Pollution Control Revenue Bond
     RADIAN - Radian Group, Inc.
     SFMR - Single Family Mortgage Revenue
     SWFR - Solid Waste Facility Revenue
     XLCA - XL Capital Assurance Inc.

PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - NATIONAL PORTFOLIO

                                                                      AllianceBernstein Municipal Income Fund II - Florida Portfolio
October 31, 2008 (unaudited)                                            AllianceBernstein Municipal Income Fund - National Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                             Alliance-      Alliance-                     Pro Forma      Pro Forma
                               Alliance-      Alliance-      Bernstein      Bernstein                     Alliance-      Alliance-
                               Bernstein      Bernstein      Municipal      Municipal                     Bernstein      Bernstein
                               Municipal      Municipal       Income         Income                       Municipal      Municipal
                              Income Fund    Income Fund      Fund II        Fund II                     Income Fund    Income Fund
                                National       National       Flordia        Florida                       National       National
                               Portfolio      Portfolio      Portfolio      Portfolio                     Portfolio      Portfolio
                               Principal      (U.S.          Principal      (U.S.                         Principal      (U.S.
                              Amount (000)      $ Value)    Amount (000)      $ Value)   Adjustments     Amount (000)      $ Value)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS - 98.6%
Long-Term Municipal Bonds -
  98.6%
Alabama - 1.5%
Jefferson Cnty Ltd Oblig Sch
  Warrants
   FSA Series 2004
   5.50%, 1/01/21               $ 1,000     $     895,480  $    -0-       $          -0- $       -0-    $       1,000  $     895,480
   Series 04A
   5.25%, 1/01/18 - 1/01/23       3,900         3,232,695       -0-                  -0-         -0-            3,900      3,232,695
Montgomery Spl Care Fac Fin
  Auth
   (Baptist Hlth)
   (Prerefunded)
   Series 04C
   5.25%, 11/15/29                2,190         2,368,200       -0-                  -0-         -0-            2,190      2,368,200
Univ of Alabama Brd of
  Trustees
   (Univ of Alabama Hosp)
   Series 08A
   5.75%, 9/01/22 (a)             3,000         2,876,010       -0-                  -0-         -0-            3,000      2,876,010
                                            -------------                 -------------                                -------------
                                                9,372,385                            -0-                                   9,372,385
                                            -------------                 -------------                                -------------
Arizona - 2.4%
Arizona Hlth Fac Auth
   (Phoenix Children's Hosp)
   2.82%, 2/01/42 (b)             2,600         2,283,814    1,250            1,097,987          -0-            3,850      3,381,801
Estrella Mtn Ranch CFD
   (Desert Village)
   7.375%, 7/01/27                2,594         2,325,132       -0-                  -0-         -0-            2,594      2,325,132
Phoenix Civic Impr Corp.
  Wastewtr Sys
   MBIA Series 04
   5.00%, 7/01/23                 1,750         1,731,975       -0-                  -0-         -0-            1,750      1,731,975
Pima Cnty IDA
   (Horizon Comnty Learning
     Ctr)
   Series 05
   5.125%, 6/01/20                3,310         2,753,754       -0-                  -0-         -0-            3,310      2,753,754
Queen Creek Impr Dist No 1
   5.00%, 1/01/26                 1,300         1,020,695      600              471,090          -0-            1,900      1,491,785
Salt Verde Fin Corp.
   (Prepaid Gas)
   5.25%, 12/01/23                2,560         1,874,509    1,125              823,759          -0-            3,685      2,698,268
Sundance CFD No 1
   Series 02
   7.75%, 7/01/22                   600           564,402       -0-                  -0-         -0-              600        564,402
                                            -------------                 -------------                                -------------
                                               12,554,281                     2,392,836                                   14,947,117
                                            -------------                 -------------                                -------------
California - 2.7%
California
   (Prerefunded)
   5.25%, 4/01/30                   810           873,463       -0-                  -0-         -0-              810        873,463
   AMBAC
   5.00%, 4/01/27                   910           973,964       -0-                  -0-         -0-              910        973,964
California
   (Unrefunded)
   5.25%, 4/01/30                    15            14,224       -0-                  -0-         -0-               15         14,224
   AMBAC
   5.00%, 4/01/27                 1,740         1,626,621       -0-                  -0-         -0-            1,740      1,626,621
California Dept of Wtr Res
   (Pwr Sup Rev)
   (Prerefunded)
   Series 02A
   5.375%, 5/01/22                2,000         2,186,800       -0-                  -0-         -0-            2,000      2,186,800
California Statewide Comnty
  Dev Auth
   (Enloe Med Ctr)
   5.50%, 8/15/23                    -0-               -0-      80               76,942          -0-               80         76,942
   6.25%, 8/15/28                    -0-               -0-   1,715            1,737,312          -0-            1,715      1,737,312
   Series A
   5.375%, 8/15/20                   -0-               -0-     510              501,014          -0-              510        501,014
Chula Vista IDR
   (San Diego Gas)
   Series 96A
   5.30%, 7/01/21                 4,000         3,540,560       -0-                  -0-         -0-            4,000      3,540,560
Manteca Uni Sch Dist
   MBIA Series 01
   Zero Coupon, 9/01/31          11,910         2,803,257       -0-                  -0-         -0-           11,910      2,803,257
San Diego Cnty Wtr Auth
   FSA Series 08A
   5.00%, 5/01/25                 3,000         2,914,680       -0-                  -0-         -0-            3,000      2,914,680
                                            -------------                 -------------                                -------------
                                               14,933,569                     2,315,268                                   17,248,837
                                            -------------                 -------------                                -------------
Colorado - 1.3%
Colorado Ed & Cultural Fac
  Auth
   (Knowledge Quest Charter
     Sch)
   Series 05
   6.50%, 5/01/36                   495           381,868       -0-                  -0-         -0-              495        381,868
Colorado HFA SFMR
   (Mtg Rev) AMT
   Series 99A-2
   6.45%, 4/01/30                   485           439,230       -0-                  -0-         -0-              485        439,230
Colorado Hlth Fac Auth
   (Evangelical Lutheran
     Proj)
   5.25%, 6/01/19                 1,500         1,344,195      700              608,171          -0-            2,200      1,952,366
Colorado Hlth Fac Auth
   (Parkview Med Ctr)
   Series 04
   5.00%, 9/01/25                   690           545,983       -0-                  -0-         -0-              690        545,983
Park Creek Metro Dist Rev Ltd
   (Ref-Sr-Ltd Tax Ppty Tax)
   Series 05
   5.50%, 12/01/30                1,900         1,510,158       -0-                  -0-         -0-            1,900      1,510,158
PV Wtr & Sanitation Metro
  Dist Capital
   Appreciation
   Series 06
   Zero Coupon, 12/15/17          3,672         1,953,798       -0-                  -0-         -0-            3,672      1,953,798
Todd Creek Farms Metro Dist
  No 1
   6.125%, 12/01/22               1,210           992,055       -0-                  -0-         -0-            1,210        992,055
   Series 04
   6.125%, 12/01/19                 820           707,849       -0-                  -0-         -0-              820        707,849
                                            -------------                 -------------                                -------------
                                                7,875,136                       608,171                                    8,483,307
                                            -------------                 -------------                                -------------
Connecticut - 0.1%
Connecticut HEFA
   (Griffin Hosp)
   RADIAN Series 05B
   5.00%, 7/01/23                   750           616,785       -0-                  -0-         -0-              750        616,785
                                            -------------                 -------------                                -------------
District Of Columbia - 3.0%
Dist of Columbia
   ACA
   5.00%, 6/01/26                 1,000           721,670       -0-                  -0-         -0-            1,000        721,670
   FSA Series 2007C
   5.00%, 6/01/23                 7,775         7,578,448    3,205            3,123,978          -0-           10,980     10,702,426
Dist of Columbia Wtr & Swr
  Auth
   ASSURED GTY Series 2008A
   5.00%, 10/01/23                3,220         3,117,926       -0-                  -0-         -0-            3,220      3,117,926
Washington Conv Ctr Auth
   AMBAC
   5.00%, 10/01/23                   -0-               -0-   5,000            4,595,500          -0-            5,000      4,595,500
                                            -------------                 -------------                                -------------
                                               11,418,044                     7,719,478                                   19,137,522
                                            -------------                 -------------                                -------------
Florida - 18.4%
Beacon Tradeport CDD
   Series 02B
   7.25%, 5/01/33                   150           131,364      855              748,775          -0-            1,005        880,139
Bonnet Creek Resort CDD
   Series 02
   7.25%, 5/01/18                 2,000         1,868,880    2,000            1,868,880          -0-            4,000      3,737,760
Capital Trust Agy Arpt Fac
   (Cargo Acq Grp) AMT
   Series 02
   6.25%, 1/01/19                    -0-               -0-     490              432,317          -0-              490        432,317
   Series 03
   5.75%, 1/01/32                    -0-               -0-   2,000            1,405,400          -0-            2,000      1,405,400
Collier Cnty CFD
   (Fiddler's Creek)
   Series 02A
   6.875%, 5/01/33                1,120           941,741      350              264,562          -0-            1,470      1,206,303
   Series 02B
   6.625%, 5/01/33                  480           391,243      150              109,829          -0-              630        501,072
Collier Cnty IDA
   (Southern St Util) AMT
   Series 96
   6.50%, 10/01/25                  705           705,056       -0-                  -0-         -0-              705        705,056
Concorde Estates CDD
   Series 04B
   5.00%, 5/01/11                    -0-               -0-     700              651,952          -0-              700        651,952
Crossings At Fleming Island
  CDD
   Series 00C
   7.05%, 5/01/15                 1,550         1,471,322       -0-                  -0-         -0-            1,550      1,471,322
Crossings at Fleming Island
  CDD
   (Eagle Harbor)
   Series 00C
   7.10%, 5/01/30                    -0-               -0-   2,240            1,999,088          -0-            2,240      1,999,088
Dade Cnty HFA MFHR
   (Golden Lakes Apts) AMT
   Series 97A
   6.00%, 11/01/32                   -0-               -0-     250              214,213          -0-              250        214,213
   6.05%, 11/01/39                   -0-               -0-     750              636,825          -0-              750        636,825
Florida HFA MFHR
   (Turtle Creek Apts) AMT
   AMBAC Series 96C
   6.20%, 5/01/36                    -0-               -0-   3,245            2,785,346          -0-            3,245      2,785,346
Florida HFC MFHR
   (Mystic Pointe II) AMT
   GNMA Series 00
   6.30%, 12/01/41                   -0-               -0-   1,165            1,035,673          -0-            1,165      1,035,673
Florida HFC MFHR
   (Sabal Chase Apts) AMT
   FSA Series 00
   6.00%, 5/01/40                    -0-               -0-   3,650            3,058,554          -0-            3,650      3,058,554
Florida HFC MFHR
   (Spring Harbor Apts) AMT
   Series 99C-1
   5.90%, 8/01/39                    -0-               -0-   2,540            2,127,809          -0-            2,540      2,127,809
Florida HFC MFHR
   (Walker Ave Club) AMT
   FSA Series 00L-1
   6.00%, 12/01/38                   -0-               -0-   3,435            2,910,063          -0-            3,435      2,910,063
Florida HFC MFHR
   (Waverly Apts) AMT
   FSA Series 00C-1
   6.50%, 7/01/40                    -0-               -0-   2,790            2,516,887          -0-            2,790      2,516,887
Gateway CDD
   (Sun City Ctr)
   Series 03B
   5.50%, 5/01/10                   255           255,000       -0-                  -0-         -0-              255        255,000
Hamal CDD
   (Prerefunded)
   Series 01
   6.65%, 5/01/21                    -0-               -0-   1,100            1,209,989          -0-            1,100      1,209,989
Herons Glen Recreation Dist
   (Prerefunded)
   Series 99
   5.90%, 5/01/19                    -0-               -0-   2,385            2,452,448          -0-            2,385      2,452,448
Highlands Cnty Hlth Fac Auth
   (Adventist/Sunbelt Hosp)
   (Prerefunded)
   Series 01A
   6.00%, 11/15/31                   -0-               -0-   2,000            2,178,520          -0-            2,000      2,178,520
Indian Trace Dev Dist
   (Wtr Mgmt Spl Benefit)
   MBIA Series 05
   5.00%, 5/01/22                   320           310,230      680              659,240          -0-            1,000        969,470
Indian Trace Dev Dist Spl
  Assmt
   (Wtr Mgmt Spl Benefit)
   MBIA Series 05
   5.00%, 5/01/23                 1,480         1,413,311       -0-                  -0-         -0-            1,480      1,413,311
Jacksonville
   (Excise Taxes Rev)
   AMBAC Series 02B
   5.00%, 10/01/26                   -0-               -0-   3,925            3,780,913          -0-            3,925      3,780,913
Jacksonville Hosp Rev
   (Mayo Clinic)
   Series 01C
   5.50%, 11/15/36                6,750         5,806,823       -0-                  -0-         -0-            6,750      5,806,823
Lee Cnty Arpt
   (Southwest Int'l Arpt) AMT
   FSA Series 00A
   6.00%, 10/01/32                   -0-               -0-  13,500           12,390,840          -0-           13,500     12,390,840
Lee Cnty CFD
   (Herons Glen)
   (Prerefunded)
   Series 99
   6.00%, 5/01/29                 6,090         6,280,373       -0-                  -0-         -0-            6,090      6,280,373
Lee Cnty HFA SFMR
   (Mtg Rev) AMT
   GNMA/ FNMA Series 00A-1
   7.20%, 3/01/33                    70            69,957       -0-                  -0-         -0-               70         69,957
Manatee Cnty HFA SFMR
   (Mtg Rev) AMT
   GNMA Series 99
   6.25%, 11/01/28                   -0-               -0-     270              269,808          -0-              270        269,808
Marshall Creek CDD
   Series 02A
   6.625%, 5/01/32                1,645         1,405,504      900              768,969          -0-            2,545      2,174,473
Miami Beach Hlth Fac Auth
   (Mt Sinai Med Ctr)
   Series 01A
   6.80%, 11/15/31                3,500         2,729,195    1,600            1,247,632          -0-            5,100      3,976,827
Miami-Dade Cnty Ed Fac Auth
   (Univ of Miami)
   Series 08A
   5.20%, 4/01/24                 2,500         2,339,925       -0-                  -0-         -0-            2,500      2,339,925
Miami-Dade Cnty HFA SFMR
   (Home Ownship Mtg) AMT
   GNMA/ FNMA Series 00A-1
   6.00%, 10/01/32                   -0-               -0-     710              699,300          -0-              710        699,300
Miromar Lakes CDD
   Series 00A
   7.25%, 5/01/12                 3,195         3,050,746    2,450            2,339,382          -0-            5,645      5,390,128
North Broward Hosp Dist
   (Prerefunded)
   Series 01
   6.00%, 1/15/31                    -0-               -0-   1,700            1,830,917          -0-            1,700      1,830,917
Northern Palm Beach Cnty Impr
  Dist
   (Mirasol Unit #43)
   (Prerefunded)
   6.125%, 8/01/31                   -0-               -0-   1,000            1,093,510          -0-            1,000      1,093,510
Northern Palm Beach Cnty Impr
  Dist
   (Unit Dev #43)
   6.10%, 8/01/21                    -0-               -0-      75               63,681          -0-               75         63,681
Northern Palm Beach Cnty Impr
  Dist
   (Unit Dev #43)
   (Prerefunded)
   6.10%, 8/01/21                    -0-               -0-     510              557,359          -0-              510        557,359
Northern Palm Beach Cnty Impr
  Dist
   (Unit Dev 27B)
   Series 02
   6.40%, 8/01/32                    -0-               -0-   1,075              886,380          -0-            1,075        886,380
Orange Cnty HFA MFHR
   (Loma Vista Proj) AMT
   Series 99G
   5.50%, 3/01/32                    -0-               -0-   2,000            1,577,280          -0-            2,000      1,577,280
   (Seminole Proj) AMT
   Series 99L
   5.80%, 6/01/32                 4,990         3,847,041       -0-                  -0-         -0-            4,990      3,847,041
Orange Cnty Hosp
   (Orlando Regl)
   (Prerefunded)
   Series 02
   5.75%, 12/01/32                   -0-               -0-   1,320            1,441,202          -0-            1,320      1,441,202
Orlando Assess Dist
   (Conroy Rd Proj)
   Series 98A
   5.80%, 5/01/26                 3,250         2,562,365       -0-                  -0-         -0-            3,250      2,562,365
Pasco Cnty HFA MFHR
   (Pasco Woods Apts) AMT
   Series 99A
   5.90%, 8/01/39                 3,690         3,062,885       -0-                  -0-         -0-            3,690      3,062,885
Pier Park CDD
   Series 02-1
   7.15%, 5/01/34                 3,245         2,842,685       -0-                  -0-         -0-            3,245      2,842,685
Preserve at Wildnerness Lake
  CDD
   Series 02A
   7.10%, 5/01/33                    -0-               -0-   1,425            1,284,224          -0-            1,425      1,284,224
   Series 02B
   6.20%, 11/01/08                   25            25,000       -0-                  -0-         -0-               25         25,000
South Miami Hlth Fac Hosp
   (Baptist Hlth)
   (Prerefunded)
   5.25%, 11/15/33                   -0-               -0-   2,000            2,149,720          -0-            2,000      2,149,720
Tallahassee Hosp
   (Tallahassee Memorial)
   Series 00
   6.375%, 12/01/30                  -0-               -0-   2,750            2,307,442          -0-            2,750      2,307,442
Tampa Hgr Ed
   (Tampa Univ Proj)
   RADIAN Series 02
   5.625%, 4/01/32                   -0-               -0-   3,175            2,798,445          -0-            3,175      2,798,445
Tara CDD No 1
   Series 00A
   7.15%, 5/01/31                 1,755         1,575,358       -0-                  -0-         -0-            1,755      1,575,358
Village Ctr CDD
   MBIA
   5.125%, 10/01/28                  -0-               -0-   1,000              884,630          -0-            1,000        884,630
Volusia Cnty Ed Fac Auth
   (Embry Riddle Aero Univ)
   Series 99A
   5.75%, 10/15/29                   -0-               -0-   2,000            1,627,660          -0-            2,000      1,627,660
Waterlefe CDD
   Series 01
   6.95%, 5/01/31                    -0-               -0-     665              590,148          -0-              665        590,148
West Palm Beach Comnty Redev
  Agy
   (Northwood-Pleasant Comnty
     Redev)
   5.00%, 3/01/25 - 3/01/29          -0-               -0-   3,640            2,941,778          -0-            3,640      2,941,778
                                            -------------                 -------------                                -------------
                                               43,086,004                    72,797,590                                  115,883,594
                                            -------------                 -------------                                -------------
Illinois - 7.6%
Chicago
   Series 08A
   5.25%, 1/01/23                10,000        10,093,400       -0-                  -0-         -0-           10,000     10,093,400
Chicago Arpt Rev
   (O'Hare Int'l Arpt)
   XLCA Series 03B-1
   5.25%, 1/01/34                 3,400         2,975,136       -0-                  -0-         -0-            3,400      2,975,136
Chicago Brd of Ed
   Series 07
   5.00%, 12/01/24               15,000        14,852,400       -0-                  -0-         -0-           15,000     14,852,400
Chicago HFA SFMR
   (Mtg Rev)
   GNMA/ FNMA/ FHLMC Series
     99C
   7.05%, 10/01/30                   45            45,144       -0-                  -0-         -0-               45         45,144
Chicago HFA SFMR
   (Mtg Rev) AMT
   GNMA/ FNMA/ FHLMC Series
   98A 6.45%, 9/01/29               225           221,546       -0-                  -0-         -0-              225        221,546
   GNMA/ FNMA/ FHLMC Series
   98C-1 6.30%, 9/01/29             165           164,543       -0-                  -0-         -0-              165        164,543
   GNMA/ FNMA/ FHLMC Series
   99 A 6.35%, 10/01/30             230           196,266       -0-                  -0-         -0-              230        196,266
Chicago Incr Alloc
   (Diversey/Narragansett
     Redev Proj)
   7.46%, 2/15/26                 1,770         1,696,952      830              795,746          -0-            2,600      2,492,698
Chicago Sales Tax Rev
   FSA Series 05
   5.00%, 1/01/25                 6,905         6,534,201       -0-                  -0-         -0-            6,905      6,534,201
Chicago Spec Assess
   (Lake Shore East)
   Series 03
   6.75%, 12/01/32                3,500         2,970,240       -0-                  -0-         -0-            3,500      2,970,240
Gilberts Spl Svc Area No 15
  Spl Tax
   (Gilberts Town Ctr Proj)
   Series 03
   6.00%, 3/01/28                 2,430         1,876,956       -0-                  -0-         -0-            2,430      1,876,956
Hampshire Spl Svc Area No 14
   5.80%, 3/01/26                 1,595         1,234,227      775              599,703          -0-            2,370      1,833,930
Illinois Fin Auth
   (Illinois Inst of
     Technology)
   Series 06A
   5.00%, 4/01/31                   750           567,757       -0-                  -0-         -0-              750        567,757
Manhattan
   (No 04-1 Brookstone
     Springs Proj)
   Series 05
   5.875%, 3/01/28                1,667         1,307,595      700              549,080  $       -0-            2,367      1,856,675
Metro Pier & Expo Auth
   (McCormick Place)
   MBIA Series 02A
   5.25%, 6/15/42                 1,750         1,670,323       -0-                  -0-         -0-            1,750      1,670,323
                                            -------------                 -------------                                -------------
                                               46,406,686                     1,944,529                                   48,351,215
                                            -------------                 -------------                                -------------
Indiana - 1.5%
Franklin Township Sch Bldg
  Corp.
   5.00%, 7/15/21 - 7/15/22          -0-               -0-   6,625            6,404,921          -0-            6,625      6,404,921
Hendricks Cnty Bldg Fac Corp.
   5.50%, 7/15/23                 1,165         1,191,154       -0-                  -0-         -0-            1,165      1,191,154
Indiana Dev Fin Auth
   (Inland Steel)
   Series 97
   5.75%, 10/01/11                1,825         1,762,567       -0-                  -0-         -0-            1,825      1,762,567
                                            -------------                 -------------                                -------------
                                                2,953,721                     6,404,921                                    9,358,642
                                            -------------                 -------------                                -------------
Iowa - 0.0%
Coralville Urban Rev Tax Incr
   Series 07C
   5.00%, 6/01/18                   140           133,886      100               95,633          -0-              240        229,519
                                            -------------                 -------------                                -------------
Kansas - 0.1%
Lenexa Hlth Care Fac
   (Lakeview Village Inc.)
   5.25%, 5/15/22                   870           637,327      390              285,698          -0-            1,260        923,025
                                            -------------                 -------------                                -------------
Louisiana - 3.4%
De Soto Parish PCR
   (Int'l Paper Co)
   Series A-2
   5.00%, 10/01/12                2,200         1,995,092       -0-                  -0-         -0-            2,200      1,995,092
Lafayette
   (Communications Sys Rev)
   XLCA
   5.25%, 11/01/20                1,550         1,545,892    2,215            2,209,130          -0-            3,765      3,755,022
Lafayette LA Communications
   (Communications Sys Rev)
   XLCA
   5.25%, 11/01/21 - 11/01/23     3,450         3,397,731       -0-                  -0-         -0-            3,450      3,397,731
Louisiana Agriculture Fin
  Auth
   5.25%, 9/15/17                    -0-               -0-   1,130            1,026,661          -0-            1,130      1,026,661
Louisiana Arpt Fac
   (Cargo ACQ Grp) AMT
   Series 02
   6.65%, 1/01/25                   800           667,464       -0-                  -0-         -0-              800        667,464
New Orleans
   MBIA Series 05
   5.00%, 12/01/29                3,420         2,937,130       -0-                  -0-         -0-            3,420      2,937,130
   5.25%, 12/01/21                3,360         3,111,058       -0-                  -0-         -0-            3,360      3,111,058
   RADIAN
   5.00%, 12/01/18 - 12/01/19     2,590         2,309,011    1,550            1,406,548          -0-            4,140      3,715,559
   RADIAN Series A
   5.00%, 12/01/22                1,060           885,895       -0-                  -0-         -0-            1,060        885,895
                                            -------------                 -------------                                -------------
                                               16,849,273                     4,642,339                                   21,491,612
                                            -------------                 -------------                                -------------
Maryland - 1.0%
Maryland CDA SFMR
   (Mtg Rev) AMT
   Series 00A
   6.10%, 7/01/38                 6,285         5,415,408       -0-                  -0-         -0-            6,285      5,415,408
Maryland IDR
   (Med Waste Assoc) AMT
   Series 89
   8.75%, 11/15/10 (c)(d)         1,225         1,059,196       -0-                  -0-         -0-            1,225      1,059,196
                                            -------------                 -------------                                -------------
                                                6,474,604                            -0-                                   6,474,604
                                            -------------                 -------------                                -------------
Massachusetts - 2.8%
Massachusetts
   (Prerefunded)
   Series 02C
   5.25%, 11/01/30                5,000         5,319,300       -0-                  -0-         -0-            5,000      5,319,300
Massachusetts Dev Fin Agy
   (Seven Hills Fndtn)
   RADIAN Series 99
   5.15%, 9/01/28                 6,035         5,128,603       -0-                  -0-         -0-            6,035      5,128,603
Massachusetts Port Auth AMT
   Series 99D
   6.00%, 7/01/29                 7,500         7,394,550       -0-                  -0-         -0-            7,500      7,394,550
                                            -------------                 -------------                                -------------
                                               17,842,453                            -0-                                  17,842,453
                                            -------------                 -------------                                -------------
Michigan - 3.9%
Detroit Wtr Sup Sys
   FSA Series 2006A
   5.00%, 7/01/24                 7,005         6,496,017    2,975            2,758,837          -0-            9,980      9,254,854
Kent Hosp Fin Auth
   (Metro Hosp Proj)
   Series 05A
   5.75%, 7/01/25                   710           576,619       -0-                  -0-         -0-              710        576,619
Michigan HDA MFHR
   (Rental Rev) AMT
   AMBAC Series 97A
   6.10%, 10/01/33                  330           286,968       -0-                  -0-         -0-              330        286,968
Michigan Hosp Fin Auth
   (Sparrow Med Ctr)
   (Prerefunded)
   Series 01
   5.625%, 11/15/36               2,650         2,858,078       -0-                  -0-         -0-            2,650      2,858,078
Michigan Hosp Fin Auth
   (Trinity Hlth)
   Series 00A
   6.00%, 12/01/27                4,515         4,336,071       -0-                  -0-         -0-            4,515      4,336,071
Plymouth Ed Ctr Charter Sch
  Pub
   Academy Rev
   Series 05
   5.375%, 11/01/30               2,000         1,480,400       -0-                  -0-         -0-            2,000      1,480,400
Saginaw Hosp Fin Auth
   (Covenant Med Ctr)
   Series 00F
   6.50%, 7/01/30                 6,125         6,082,125       -0-                  -0-         -0-            6,125      6,082,125
                                            -------------                 -------------                                -------------
                                               22,116,278                     2,758,837                                   24,875,115
                                            -------------                 -------------                                -------------
Minnesota - 1.6%
Maple Grove Hlth Care
   5.00%, 5/01/22                    -0-               -0-   1,350            1,157,679          -0-            1,350      1,157,679
Minneapolis & St. Paul Arpt
  AMT
   FGIC Series 00B
   6.00%, 1/01/21                 3,520         3,454,282       -0-                  -0-         -0-            3,520      3,454,282
Shakopee Hlth Care Fac
   (St Francis Regl Med Ctr)
   Series 04
   5.10%, 9/01/25                 2,700         2,069,037       -0-                  -0-         -0-            2,700      2,069,037
St. Paul Hsg & Redev Auth
   (Hltheast Proj)
   Series 05
   6.00%, 11/15/25                  500           431,540      500              431,540          -0-            1,000        863,080
Western Minnesota Muni Pwr
  Agy
   FSA
   5.00%, 1/01/17                 1,400         1,469,678      900              944,793          -0-            2,300      2,414,471
                                            -------------                 -------------                                -------------
                                                7,424,537                     2,534,012                                    9,958,549
                                            -------------                 -------------                                -------------
Missouri - 2.4%
Kansas City
   (Downtown Arena Proj)
   Series 08C
   5.00%, 4/01/28                10,500         9,421,125    3,500            3,140,375          -0-           14,000     12,561,500
Kansas City Arpt Fac Rev
   (Cargo ACQ Grp)
   Series 02
   6.25%, 1/01/30                 1,965         1,519,770       -0-                  -0-         -0-            1,965      1,519,770
Missouri Dev Fin Brd
   (Crackerneck Creek Proj)
   Series 05C
   5.00%, 3/01/26                 1,000           891,500       -0-                  -0-         -0-            1,000        891,500
Riverside IDA
   (Riverside Horizons Proj)
   ACA Series 07A
   5.00%, 5/01/27                   370           299,933      160              129,701          -0-              530        429,634
                                            -------------                 -------------                                -------------
                                               12,132,328                     3,270,076                                   15,402,404
                                            -------------                 -------------                                -------------
Nevada - 5.7%
Carson City Hosp Rev
   (Carson-Tahoe Hosp Proj)
   RADIAN Series 03A
   5.125%, 9/01/29                2,700         2,205,306       -0-                  -0-         -0-            2,700      2,205,306
Clark Cnty
   AMBAC Series 2006
   5.00%, 11/01/23                6,000         5,845,620    2,250            2,192,107          -0-            8,250      8,037,727
Clark Cnty Passenger Fac
   5.25%, 7/01/18                 9,090         8,981,011       -0-                  -0-         -0-            9,090      8,981,011
Clark Cnty Sch Dist
   FGIC
   5.00%, 6/15/22                 5,720         5,653,019       -0-                  -0-         -0-            5,720      5,653,019
Las Vegas Valley Wtr Dist
   FGIC Series 05
   5.00%, 6/01/27                 5,000         4,795,400       -0-                  -0-         -0-            5,000      4,795,400
Nevada Sys of Hgr Ed
   AMBAC
   5.00%, 7/01/25                 6,985         6,587,414       -0-                  -0-         -0-            6,985      6,587,414
                                            -------------                 -------------                                -------------
                                               34,067,770                     2,192,107                                   36,259,877
                                            -------------                 -------------                                -------------
New Hampshire - 0.8%
New Hampshire Bus Fin Auth
  PCR
   (Public Svc Co) AMT
   Series 93E
   6.00%, 5/01/21                 4,000         3,768,880       -0-                  -0-         -0-            4,000      3,768,880
New Hampshire HEFA
   (Covenant Hlth)
   Series 04
   5.375%, 7/01/24                1,680         1,468,790       -0-                  -0-         -0-            1,680      1,468,790
                                            -------------                 -------------                                -------------
                                                5,237,670                            -0-                                   5,237,670
                                            -------------                 -------------                                -------------
New Jersey - 3.0%
Morris-Union Jointure COP
   RADIAN Series 04
   5.00%, 5/01/27                 5,175         4,247,692       -0-                  -0-         -0-            5,175      4,247,692
New Jersey Ed Fac Auth
   (Prerefunded)
   AMBAC Series 02A
   5.25%, 9/01/21                 8,005         8,599,531       -0-                  -0-         -0-            8,005      8,599,531
New Jersey EDA
   (New Jersey St Contract)
   Series 05
   5.25%, 3/01/25                 6,200         6,086,292       -0-                  -0-         -0-            6,200      6,086,292
                                            -------------                 -------------                                -------------
                                               18,933,515                            -0-                                  18,933,515
                                            -------------                 -------------                                -------------
New Mexico - 1.7%
Clayton Jail Proj Rev
   CIFG
   5.00%, 11/01/25 - 11/01/27     8,475         6,843,254    4,620            3,731,528          -0-           13,095     10,574,782
                                            -------------                 -------------                                -------------
New York - 3.2%
Erie Cnty IDA
   (Buffalo Sch Dist Proj)
   FSA Series 04
   5.75%, 5/01/25 - 5/01/26       3,800         3,822,793       -0-                  -0-         -0-            3,800      3,822,793
New York City
   5.25%, 9/01/23                 5,000         4,923,750       -0-                  -0-         -0-            5,000      4,923,750
   Series 03A
   5.50%, 8/01/21                 5,000         5,053,500       -0-                  -0-         -0-            5,000      5,053,500
   Series 04G
   5.00%, 12/01/23                  895           851,709       -0-                  -0-         -0-              895        851,709
New York City
   (Unrefunded)
   Series 1
   5.75%, 3/01/17                   420           436,703       -0-                  -0-         -0-              420        436,703
New York City IDA
   (Lycee Francais)
   ACA Series 02C
   6.80%, 6/01/28                 2,500         2,255,600       -0-                  -0-         -0-            2,500      2,255,600
New York Liberty Dev Corp.
   (National Sports Museum
     Proj)
   6.125%, 2/15/19 (d)*             850           127,500      500               75,000          -0-            1,350        202,500
New York St Dorm Auth
   (Orange Regl Med Ctr)
   Series 2008
   6.50%, 12/01/21                1,300         1,164,878      460              412,188          -0-            1,760      1,577,066
New York St HFA
   (Econ Dev & Hsg)
   FGIC Series 05A
   5.00%, 9/15/25                 1,200         1,160,112       -0-                  -0-         -0-            1,200      1,160,112
                                            -------------                 -------------                                -------------
                                               19,796,545                       487,188                                   20,283,733
                                            -------------                 -------------                                -------------
North Carolina - 0.1%
Iredell Cnty COP
   FSA Series 08
   5.25%, 6/01/22                   720           728,071       -0-                  -0-         -0-              720        728,071
                                            -------------                 -------------                                -------------
North Dakota - 0.3%
Ward Cnty Hlth Care Fac
   (Trinity Hlth)
   5.125%, 7/01/18 - 7/01/20      1,380         1,141,114      685              553,994          -0-            2,065      1,695,108
                                            -------------                 -------------                                -------------
Ohio - 2.7%
Cleveland Cuyahoga Port Auth
   (Univ Heights Ohio-Pub
     Parking Proj)
   Series 01
   7.35%, 12/01/31                5,400         4,810,644    3,000            2,672,580          -0-            8,400      7,483,224
Cleveland Pub Pwr Sys
   FGIC Series 06A
   5.00%, 11/15/18                2,335         2,316,810       -0-                  -0-         -0-            2,335      2,316,810
Franklin Cnty
   (OCLC Online Computer
     Library Ctr)
   Series 98A
   5.20%, 10/01/20                1,200         1,199,940       -0-                  -0-         -0-            1,200      1,199,940
Toledo Lucas Cnty Port Auth
   (CSX Transp)
   Series 92
   6.45%, 12/15/21                6,730         5,827,709       -0-                  -0-         -0-            6,730      5,827,709
                                            -------------                 -------------                                -------------
                                               14,155,103                     2,672,580                                   16,827,683
                                            -------------                 -------------                                -------------
Oregon - 0.7%
Forest Grove Rev
   (Ref & Campus Impr Pacific
     Proj A)
   RADIAN Series 05A
   5.00%, 5/01/28                 2,995         2,468,030       -0-                  -0-         -0-            2,995      2,468,030
Oregon Hsg Dev Agy SFMR
   (Mtg Rev) AMT
   Series 02B
   5.45%, 7/01/32                 2,200         1,724,580       -0-                  -0-         -0-            2,200      1,724,580
                                            -------------                 -------------                                -------------
                                                4,192,610                            -0-                                   4,192,610
                                            -------------                 -------------                                -------------
Pennsylvania - 3.4%
Allegheny Cnty Hosp Dev Auth
   (West Pennsylvania Hlth
     Sys)
   Series 07A
   5.00%, 11/15/17                2,900         2,312,866    1,300            1,036,802          -0-            4,200      3,349,668
Ephrata Area Sch Dist
   (Prerefunded)
   FGIC Series 05
   5.00%, 3/01/22                 2,565         2,740,882       -0-                  -0-         -0-            2,565      2,740,882
Harrisburg Arpt Auth
   (Susquehanna Arpt Proj)
     AMT
   Series 99
   5.50%, 1/01/24                   500           369,670       -0-                  -0-         -0-              500        369,670
Montgomery Cnty Hosp
   (Abington Mem Hosp)
   Series 02A
   5.125%, 6/01/32                2,000         1,523,920       -0-                  -0-         -0-            2,000      1,523,920
Montgomery Cnty IDA
   (Whitemarsh Continuing
     Care Ret Comnty)
   6.00%, 2/01/21                 1,210           985,593       -0-                  -0-         -0-            1,210        985,593
Pennsylvania Hgr Ed Fac Auth
   (UPMC Hlth Sys)
   Series 01A
   6.00%, 1/15/31                 3,845         3,659,248       -0-                  -0-         -0-            3,845      3,659,248
Pennsylvania IDA
   (St Revolving Fd)
   Series 08A
   5.50%, 7/01/23                 3,940         3,824,046       -0-                  -0- $       -0-            3,940      3,824,046
Philadelphia IDA
   (Leadership Learning
     Partners)
   Series 05A
   5.25%, 7/01/24                 1,030           784,819       -0-                  -0-         -0-            1,030        784,819
South Ctr Gen Auth
   (Wellspan Hlth)
   MBIA Series 01
   5.25%, 5/15/31                   685           689,583       -0-                  -0-         -0-              685        689,583
South Ctr Gen Auth
   (Wellspan Hlth)
   (Prerefunded)
   MBIA Series 01
   5.25%, 5/15/31                 3,115         3,344,856       -0-                  -0-         -0-            3,115      3,344,856
                                            -------------                 -------------                                -------------
                                               20,235,483                     1,036,802                                   21,272,285
                                            -------------                 -------------                                -------------
Puerto Rico - 1.8%
Puerto Rico
   (Pub Impr)
   5.25%, 7/01/23                 1,100           968,198      600              528,108          -0-            1,700      1,496,306
   Series 01A
   5.50%, 7/01/19                   500           475,175      500              475,175          -0-            1,000        950,350
   Series 03A
   5.25%, 7/01/23                   500           440,090       -0-                  -0-         -0-              500        440,090
   Series 04A
   5.25%, 7/01/19                 1,920         1,778,765      960              889,383          -0-            2,880      2,668,148
Puerto Rico Govt Dev Bank
   (Sr Notes)
   Series 06B
   5.00%, 12/01/15                  500           484,015      695              654,252          -0-            1,195      1,138,267
Puerto Rico HFA
   5.125%, 12/01/27                 370           348,307       -0-                  -0-         -0-              370        348,307
Univ of Puerto Rico
   Series 06Q
   5.00%, 6/01/19 - 6/01/20       3,730         3,381,421      730              668,979          -0-            4,460      4,050,400
                                            -------------                 -------------                                -------------
                                                7,875,971                     3,215,897                                   11,091,868
                                            -------------                 -------------                                -------------
South Carolina - 1.6%
Dorchester Cnty Sch Dist No 2
   (Installment Pur Rev)
   Series 06
   5.00%, 12/01/30                1,500         1,284,555       -0-                  -0-         -0-            1,500      1,284,555
Newberry Investing in
  Childrens Ed
   (Newberry Cnty Sch Dist
     Proj)
   ASSURED GTY Series 05
   5.00%, 12/01/27                3,890         3,533,443       -0-                  -0-         -0-            3,890      3,533,443
   Series 05
   5.00%, 12/01/30                  335           277,306       -0-                  -0-         -0-              335        277,306
Scago Ed Fac Corp.
   (Calhoun Sch Dist)
   RADIAN
   5.00%, 12/01/21                4,300         3,943,788      945              866,716          -0-            5,245      4,810,504
                                            -------------                 -------------                                -------------
                                                9,039,092                       866,716                                    9,905,808
                                            -------------                 -------------                                -------------
Tennessee - 0.3%
Sullivan Cnty Hlth Ed
   (Wellmont Hlth Sys)
   Series 06C
   5.00%, 9/01/22                 1,265           916,189      725              525,088          -0-            1,990      1,441,277
   5.25%, 9/01/26                   275           193,083       -0-                  -0-         -0-              275        193,083
                                            -------------                 -------------                                -------------
                                                1,109,272                       525,088                                    1,634,360
                                            -------------                 -------------                                -------------
Texas - 11.2%
Bexar Cnty Hlth Fac Dev Corp.
   5.00%, 7/01/27                   325           222,176      150              102,543          -0-              475        324,719
Camino Real Regl Mobility
  Auth
   5.00%, 2/15/21                 3,000         2,829,240       -0-                  -0-         -0-            3,000      2,829,240
   Series 2008
   5.00%, 8/15/21                 1,790         1,674,617       -0-                  -0-         -0-            1,790      1,674,617
   5.00%, 2/15/22                    -0-               -0-   1,270            1,177,061          -0-            1,270      1,177,061
Corpus Christi Arpt Rev
   (Corpus Christi Int'l)
   FSA Series 00B
   5.375%, 2/15/30                7,100         6,910,785       -0-                  -0-         -0-            7,100      6,910,785
Dallas-Fort Worth Arpt Rev
   (Int'l Arpt)
   FGIC Series 01
   5.50%, 11/01/35               13,400        10,609,718       -0-                  -0-         -0-           13,400     10,609,718
Ector Cnty ISD
   5.25%, 8/15/27                   160           161,061       -0-                  -0-         -0-              160        161,061
Ector Cnty ISD
   (Prerefunded)
   5.25%, 8/15/27                 2,840         3,077,566       -0-                  -0-         -0-            2,840      3,077,566
El Paso Cnty Hosp Dist
   ASSURED GTY Series 2008A
   5.00%, 8/15/23                 5,000         4,922,650       -0-                  -0-         -0-            5,000      4,922,650
Garza Cnty Pub Fac Corp.
   5.50%, 10/01/19                  535           478,589       -0-                  -0-         -0-              535        478,589
Grapevine Arpt Rev
   6.50%, 1/01/24                   995           829,999       -0-                  -0-         -0-              995        829,999
Guadalupe-Blanco River Auth
   (Contract & Sub Wtr Res)
   MBIA Series 04A
   5.00%, 8/15/24                 1,440         1,344,931       -0-                  -0-         -0-            1,440      1,344,931
Hidalgo Cnty Hlth Svc
   (Mission Hosp Inc Proj)
   Series 05
   5.00%, 8/15/14 - 8/15/19         730           645,560       -0-                  -0-         -0-              730        645,560
Houston Arpt Rev
   (Cargo ACQ Grp) AMT
   Series 02
   6.375%, 1/01/23                3,000         2,497,650       -0-                  -0-         -0-            3,000      2,497,650
Laredo ISD
   AMBAC Series 04A
   5.00%, 8/01/24                 1,000           968,160       -0-                  -0-         -0-            1,000        968,160
Magnolia Tax ISD
   5.00%, 8/15/20                    -0-               -0-   6,165            6,256,427          -0-            6,165      6,256,427
North Texas Hlth Fac Dev Corp
   (United Regl Hlth Care
     Sys)
   FSA Series 07
   5.00%, 9/01/24                   570           515,508      250              226,100          -0-              820        741,608
Richardson Hosp Auth
   (Richardson Regl Med Ctr)
   FSA Series 04
   5.875%, 12/01/24               2,310         1,911,941       -0-                  -0-         -0-            2,310      1,911,941
San Antonio
   (Elec & Gas Rev)
   Series 08
   5.00%, 2/01/26                 6,830         6,629,813       -0-                  -0-         -0-            6,830      6,629,813
San Antonio
   (Unrefunded)
   Series 02
   5.00%, 2/01/22                 3,060         3,066,120       -0-                  -0-         -0-            3,060      3,066,120
Seguin Hgr Ed Auth
   (Texas Lutheran Univ Proj)
   Series 04
   5.25%, 9/01/28                 1,000           794,820       -0-                  -0-         -0-            1,000        794,820
Texas Trpk Auth
   AMBAC Series 02A
   5.50%, 8/15/39                 7,500         6,965,700       -0-                  -0-         -0-            7,500      6,965,700
Tyler Hosp Rev
   (Mother Francis Regl Hlth)
   (Prerefunded)
   Series 01
   6.00%, 7/01/31                 3,900         4,270,890       -0-                  -0-         -0-            3,900      4,270,890
Tyler Tex Hlth Fac Dev Corp.
   5.25%, 7/01/26                    -0-               -0-   2,000            1,558,420          -0-            2,000      1,558,420
                                            -------------                 -------------                                -------------
                                               61,327,494                     9,320,551                                   70,648,045
                                            -------------                 -------------                                -------------
Utah - 0.6%
Intermountain Pwr Agy
   Series 2008A
   5.25%, 7/01/23                 2,750         2,708,392       -0-                  -0-         -0-            2,750      2,708,392
Spanish Fork City Charter
  Sch Rev
   5.55%, 11/15/21                  860           710,197      370              305,550          -0-            1,230      1,015,747
                                            -------------                 -------------                                -------------
                                                3,418,589                       305,550                                    3,724,139
                                            -------------                 -------------                                -------------
Virgin Islands - 1.2%
Virgin Islands Pub Fin Auth
   (Virgin Islands Gross
     Receipts Taxes
   Loan Note)
   FSA Series 03
   5.00%, 10/01/13 - 10/01/14     2,025         2,069,888       -0-                  -0-         -0-            2,025      2,069,888
   5.25%, 10/01/15 - 10/01/17     5,460         5,526,999       -0-                  -0-         -0-            5,460      5,526,999
                                            -------------                 -------------                                -------------
                                                7,596,887                            -0-                                   7,596,887
                                            -------------                 -------------                                -------------
Virginia - 0.7%
Arlington IDA
   (Arlington Hlth Sys)
   (Prerefunded)
   Series 01
   5.25%, 7/01/31 (e)             1,000         1,070,200       -0-                  -0-         -0-            1,000      1,070,200
Bell Creek CDD
   Series 03A
   6.75%, 3/01/22                   602           592,789       -0-                  -0-         -0-              602        592,789
Broad Street CDD
   (Parking Fac)
   Series 03
   7.50%, 6/01/33                 3,000         2,770,290       -0-                  -0-         -0-            3,000      2,770,290
                                            -------------                 -------------                                -------------
                                                4,433,279                            -0-                                   4,433,279
                                            -------------                 -------------                                -------------
Washington - 4.8%
Energy Northwest Wind
   AMBAC
   5.00%, 7/01/21                 7,845         7,507,273    3,625            3,468,944          -0-           11,470     10,976,217
King Cnty Sch Dist No 414
   (Lake Washington)
   MBIA SCH BD GTY
   5.00%, 12/01/24                   -0-               -0-   4,500            4,359,735          -0-            4,500      4,359,735
Spokane
   AMBAC
   5.00%, 12/01/22                5,550         5,290,870    2,390            2,278,411          -0-            7,940      7,569,281
Tacoma SWFR
   XLCA Series 06
   5.00%, 12/01/18                2,750         2,717,798       -0-                  -0-         -0-            2,750      2,717,798
Washington
   AMBAC
   5.00%, 1/01/24                    -0-               -0-   5,000            4,911,100          -0-            5,000      4,911,100
                                            -------------                 -------------                                -------------
                                               15,515,941                    15,018,190                                   30,534,131
                                            -------------                 -------------                                -------------
Wisconsin - 1.1%
Milwaukee Arpt Rev
   (Cargo ACQ Corp) AMT
   Series 02
   6.50%, 1/01/25                 2,315         1,875,428       -0-                  -0-         -0-            2,315      1,875,428
Wisconsin HEFA
   (Bell Tower Residence
     Proj)
   FHLB Series 05
   5.00%, 7/01/25                 1,270         1,098,436       -0-                  -0-         -0-            1,270      1,098,436
Wisconsin HEFA
   (Wheaton Franciscan)
   MBIA
   5.25%, 8/15/20                 3,400         2,655,332    1,600            1,249,568          -0-            5,000      3,904,900
                                            -------------                 -------------                                -------------
                                                5,629,196                     1,249,568                                    6,878,764
                                            -------------                 -------------                                -------------
Total Investments - 98.6%
   (cost $688,761,068)                        474,104,153                   148,945,147                                  623,049,300
                                            -------------                 -------------                                -------------
Other assets less
  liabilities - 1.4%                            7,955,685                     1,159,353    (139,000)++                     8,976,038
                                            -------------                 -------------  ----------                    -------------
Net Assets - 100.0%                         $ 482,059,838                 $ 150,104,500  $ (139,000)                   $ 632,025,338
                                            -------------                 -------------  ----------                    -------------

INTEREST RATE SWAP
TRANSACTIONS
                             Alliance-
                Alliance-    Bernstein    Alliance-                                      Alliance-       Alliance-       Alliance-
                Bernstein    Municipal    Bernstein                                      Bernstein       Bernstein       Bernstein
                Municipal     Income      Municipal                                      Municipal       Municipal       Municipal
               Income Fund    Fund II    Income Fund                   Rate Type        Income Fund   Income Fund II    Income Fund
                National      Florida     National                -------------------     National        Florida         National
                Portfolio    Portfolio    Portfolio               Payments   Payments    Portfolio       Portfolio       Portfolio
                Notional     Notional     Notional                 made by   received   Unrealized      Unrealized      Unrealized
Swap             Amount       Amount       Amount    Termination     the      by the   Appreciation/   Appreciation/   Appreciation/
Counterparty      (000)        (000)        (000)       Date      Portfolio Portfolio (Depreciation)  (Depreciation)  (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch  $     3,205  $     1,540  $     4,745  2/12/2012   SIFMA**   3.548%    $      105,575  $       50,728  $      156,303
Merrill Lynch           -0-       5,300        5,300 10/21/2016   SIFMA*    4.128%                -0-        281,652         281,652

(a)  Variable rate coupon, rate shown as of October 31, 2008.

(b) Floating Rate Security. Stated interest rate was in effect at October 31, 2008.

(c)  Security is in default and is non-income producing.

(d)  Illiquid security, valued at fair value.

(e) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

* The obligor of this holding, which represents 0.03% of the Portfolio's net assets, has disclosed that it is in default of certain payments under the loan agreement, and is in early discussions with bond holders with respect to a restructuring of the terms of the bonds, and with equity holders with respect to additional equity contributions.

** Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

     As of October 31, 2008, the Portfolio held 44% of net assets in insured bonds (of this amount 2% represents the Portfolio's holding in pre-refunded insured bonds).

++   Includes adjustment for estimated merger costs of $140,000.

     ACA - ACA Capital
     AMBAC - American Bond Assurance Corporation
     AMT - Alternative Minimum Tax (subject to)
     ASSET GTY - Asset Guaranty Insurance Company AKA Radian
     ASSURED GTY - Assured Guaranty
     CDA - Community Development Administration
     CDD - Community Development District
     CFD - Community Facilities District
     CIFG - CIFG Assurance North America, Inc.
     COP - Certificate of Participation
     EDA - Economic Development Agency
     FGIC - Financial Guaranty Insurance Company
     FHLB - Federal Home Loan Bank
     FHLMC - Federal Home Loan Mortgage Corporation
     FNMA - Federal National Mortgage Association
     FSA - Financial Security Assurance Inc.
     GNMA - Government National Mortgage Association
     HDA - Housing Development Authority
     HEFA - Health & Education Facility Authority
     HFA - Housing Finance Authority
     HFC - Housing Finance Corporation
     IDA - Industrial Development Authority/Agency
     IDR - Industrial Development Revenue
     ISD - Independent School District
     MBIA - Municipal Bond Investors Assurance
     MFHR - Multi-Family Housing Revenue
     PCR - Pollution Control Revenue Bond
     RADIAN - Radian Group, Inc.
     SFMR - Single Family Mortgage Revenue
     SWFR - Solid Waste Facility Revenue
     XLCA - XL Capital Assurance Inc.

STATEMENT OF ASSETS AND LIABILITIES
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - NATIONAL PORTFOLIO

                                                                     AllianceBernstein Municipal Income Fund - National II Portfolio
October 31, 2008 (unaudited)                                            AllianceBernstein Municipal Income Fund - National Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Pro Forma
                                                                Alliance-        Alliance-                         Alliance-
                                                                Bernstein        Bernstein                         Bernstein
                                                                Municipal        Municipal                         Municipal
                                                                Income Fund      Income Fund                       Income Fund
                                                                National         National II                       National
                                                                Portfolio        Portfolio +      Adjustments      Portfolio
                                                                -------------    -------------    -------------    -------------
ASSETS
Investments in securities, at value
(cost $522,563,607 and 141,900,327, respectively)               $ 474,104,153    $ 140,696,778    $          -0-   $ 614,800,931
Cash                                                                   71,188          197,389               -0-         268,577
Interest receivable                                                 9,659,718        1,935,615               -0-      11,595,333
Receivable for capital stock sold                                   1,499,573          382,153               -0-       1,881,726
Unrealized appreciation of interest rate swap contracts               105,575           53,254               -0-         158,829
Receivable for investment securities sold                             130,000               -0-              -0-         130,000
                                                                -------------    -------------    -------------    -------------
Total assets                                                      485,570,207      143,265,189               -0-     628,835,396
                                                                -------------    -------------    -------------    -------------
LIABILITIES
Payable for capital stock redeemed                                  1,263,860          317,154               -0-       1,581,014
Payable for investment securities purchased                         1,198,652               -0-              -0-       1,198,652
Dividends payable                                                     691,487          162,135               -0-         853,622
Unrealized depreciation of interest rate swap contracts                    -0-         313,192               -0-         313,192
Distribution fee payable                                              169,030           45,238               -0-         214,268
Advisory fee payable                                                   57,762           52,801               -0-         110,563
Administrative fee payable                                             29,707           29,930               -0-          59,637
Transfer Agent fee payable                                             13,824              731               -0-          14,555
Accrued expenses                                                       86,047           51,986          137,000          275,033 (a)
                                                                -------------    -------------    -------------    -------------
Total liabilities                                                   3,510,369          973,167          137,000        4,620,536
                                                                -------------    -------------    -------------    -------------
NET ASSETS                                                      $ 482,059,838    $ 142,292,022    $    (137,000)   $ 624,214,860
                                                                =============    =============    =============    =============

Composition of Net Assets
Capital stock, at par                                           $      54,166    $      14,931               -0-   $      69,097
Additional paid-in capital                                        554,399,570      144,161,759               -0-     698,561,329
Undistributed/(distributions) in excess of net
   investment income                                                 (218,063)         218,343         (137,000)        (136,720)(a)
Accumulated net realized loss on investment transactions          (23,821,560)        (639,524)              -0-     (24,461,084)
Net unrealized depreciation of investments                        (48,354,275)      (1,463,487)              -0-     (49,817,762)
                                                                -------------    -------------    -------------    -------------
                                                                $ 482,059,838    $ 142,292,022    $    (137,000)   $ 624,214,860
                                                                =============    =============    =============    =============

CLASS A SHARES
Net Assets                                                      $ 401,886,184    $ 125,910,374                     $ 527,796,558
Shares of capital stock outstanding                                45,150,768       13,208,426          934,978       59,294,172
                                                                -------------    -------------    -------------    -------------
Net asset value per share                                       $        8.90    $        9.53                     $        8.90
                                                                -------------    -------------                     -------------

CLASS B SHARES
Net Assets                                                      $  14,988,548    $   3,450,143                     $  18,438,691
Shares of capital stock outstanding                                 1,685,781          362,890           25,308        2,073,979
                                                                -------------    -------------    -------------    -------------
Net asset value per share                                       $        8.89    $        9.51                     $        8.89
                                                                -------------    -------------                     -------------

CLASS C SHARES
Net Assets                                                      $  63,703,512    $  12,931,505                     $  76,635,017
Shares of capital stock outstanding                                 7,162,706        1,359,550           94,817        8,617,073
                                                                -------------    -------------    -------------    -------------
Net asset value per share                                       $        8.89    $        9.51                     $        8.89
                                                                -------------    -------------                     -------------

ADVISOR CLASS SHARES
Net Assets                                                      $   1,481,594                                      $   1,481,594
Shares of capital stock outstanding                                   166,525                                 0          166,525
                                                                -------------                     -------------    -------------
Net asset value per share                                       $        8.90                                      $        8.90
                                                                -------------                                      -------------

----------
See Notes to Pro Forma AllianceBernstein Municipal Income Fund - National Portfolio Financial Statements.

+    Prior to December 1, 2008 known as Insured National Portfolio.

(a)  Includes adjustment for estimated merger costs of $137,000.

STATEMENT OF OPERATIONS

PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - NATIONAL PORTFOLIO

                                                                     AllianceBernstein Municipal Income Fund - National II Portfolio
Twelve Months Ended October, 31 2008 (unaudited)                        AllianceBernstein Municipal Income Fund - National Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Pro Forma
                                                Alliance-           Alliance-                               Alliance-
                                                Bernstein           Bernstein                               Bernstein
                                            Municipal Income    Municipal Income                        Municipal Income
                                              Fund National     Fund National II                         Fund National
                                                Portfolio         Portfolio +         Adjustments          Portfolio
                                            ----------------    ----------------    ----------------    ----------------
INVESTMENT INCOME
Interest                                    $     24,855,797    $      6,939,141    $             -0-   $     31,794,938
                                            ----------------    ----------------    ----------------    ----------------
EXPENSES
Advisory fee                                       2,243,000             636,370               2,501           2,881,871 (a)
Distribution fee- Class A                          1,241,691             373,832                  -0-          1,615,523 (b)
Distribution fee- Class B                            200,377              46,857                  -0-            247,234 (c)
Distribution fee- Class C                            643,392             121,190                  -0-            764,582 (c)
Transfer agency                                      284,009              74,939             (20,809)            338,139 (d)
Custodian                                            172,984             120,780             (87,550)            206,214 (d)
Registration                                         110,824              51,041             (56,865)            105,000 (d)
Administrative                                        94,932              93,764             (99,696)             89,000 (d)
Audit & legal                                         79,217              86,979             (84,196)             82,000 (d)
Printing                                              32,515               8,247               5,970              46,732 (d)
Directors' fees                                       10,537               9,596              (9,596)             10,537 (d)
Miscellaneous                                         15,009               8,859              (4,402)             19,466 (d)
                                            ----------------    ----------------    ----------------    ----------------
Total expenses                                     5,128,487           1,632,454            (354,643)          6,406,298
Less: advisory fee waived                         (1,143,603)            (42,674)            289,209            (897,068)
Less: expense offset agreement                        (5,334)             (1,427)                 -0-             (6,761)
                                            ----------------    ----------------    ----------------    ----------------
Net expenses                                       3,979,550           1,588,353             (65,434)          5,502,469
                                            ----------------    ----------------    ----------------    ----------------
Net investment income                             20,876,247           5,350,788              65,434          26,292,469
                                            ----------------    ----------------    ----------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                           196,731            (283,547)                 -0-            (86,816)
   Futures contracts                                (119,256)            (34,768)                 -0-           (154,024)
   Swap contracts                                    344,924              37,738                  -0-            382,662
Net change in unrealized
   Appreciation/depreciation of:
   Investments                                   (60,729,249)         (8,232,177)                 -0-        (68,961,426)
   Swap contracts                                    (96,468)           (196,248)                 -0-           (292,716)
                                            ----------------    ----------------    ----------------    ----------------
Net loss on investment transactions              (60,403,318)         (8,709,002)                 -0-        (69,112,320)
                                            ----------------    ----------------    ----------------    ----------------
NET DECREASE IN NET ASSETS FROM
OPERATIONS                                  $    (39,527,071)   $     (3,358,214)   $         65,434    $    (42,819,851)
                                            ================    ================    ================    ================

----------
(a) Advisory fee based on an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets.

(b) Distribution fee based on an annual rate of .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares.

(c) Distribution fee based on an annual rate of 1% of the Portfolio's average daily net assets attributable to Class B and Class C shares.

(d)  Expenses are based on one fund.

     See Notes to Pro Forma AllianceBernstein Municipal Income Fund - National Portfolio Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - NATIONAL PORTFOLIO

                                                                     AllianceBernstein Municipal Income Fund - National II Portfolio
                                                                      AllianceBernstein Municipal Income Fund II - Florida Portfolio
October 31, 2008 (unaudited)                                            AllianceBernstein Municipal Income Fund - National Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Pro Forma
                                                 Alliance-        Alliance-        Alliance-                         Alliance-
                                                 Bernstein        Bernstein        Bernstein                         Bernstein
                                                 Municipal        Municipal        Municipal                         Municipal
                                                  Income            Income           Income                           Income
                                                   Fund            Fund II          Fund II                            Fund
                                                 National         National          Florida                           National
                                                 Portfolio       Portfolio +       Portfolio       Adjustments       Portfolio
                                               -------------    -------------    -------------    -------------    -------------
ASSETS
Investments in securities, at value (cost
$522,563,607, 141,900,327 and $166,197,461,
respectively)                                  $ 474,104,153    $ 140,696,778    $ 148,945,147    $          -0-   $ 763,746,078
Cash                                                  71,188          197,389               -0-              -0-         268,577
Interest receivable                                9,659,718        1,935,615        2,949,092               -0-      14,544,425
Receivable for capital stock sold                  1,499,573          382,153               -0-              -0-       1,881,726
Unrealized appreciation of interest rate
swap contracts                                       105,575           53,254          332,380               -0-         491,209
Receivable for investment securities sold            130,000               -0-         325,000               -0-         455,000
                                               -------------    -------------    -------------    -------------    -------------
Total assets                                     485,570,207      143,265,189      152,551,619               -0-     781,387,015
                                               -------------    -------------    -------------    -------------    -------------
LIABILITIES
Due to custodian                                          -0-              -0-       1,439,414               -0-       1,439,414
Payable for capital stock redeemed                 1,263,860          317,154          204,966               -0-       1,785,980
Payable for investment securities purchased        1,198,652               -0-         374,579               -0-       1,573,231
Dividends payable                                    691,487          162,135          224,871               -0-       1,078,493
Unrealized depreciation of interest rate
swap contracts                                            -0-         313,192               -0-              -0-         313,192
Distribution fee payable                             169,030           45,238           62,502               -0-         276,770
Advisory fee payable                                  57,762           52,801           30,315               -0-         140,878
Administrative fee payable                            29,707           29,930           29,896               -0-          89,533
Transfer Agent fee payable                            13,824              731            2,404               -0-          16,959
Accrued expenses                                      86,047           51,986           78,172          276,000          492,205 (a)
                                               -------------    -------------    -------------    -------------    -------------
Total liabilities                                  3,510,369          973,167        2,447,119          276,000        7,206,655
                                               -------------    -------------    -------------    -------------    -------------
NET ASSETS                                     $ 482,059,838    $ 142,292,022    $ 150,104,500    $    (276,000)   $ 774,180,360
                                               -------------    -------------    -------------    -------------    -------------

Composition of Net Assets
Capital stock, at par                          $      54,166    $      14,931    $     167,732               -0-   $     236,829
Additional paid-in capital                       554,399,570      144,161,759      172,581,047               -0-     871,142,376
Undistributed/(distributions in excess of)
net investment income                               (218,063)         218,343         (315,785)        (276,000)        (591,505)(a)
Accumulated net realized loss on investment
transactions                                     (23,821,560)        (639,524)      (5,408,560)              -0-     (29,869,644)
Net unrealized depreciation of investments       (48,354,275)      (1,463,487)     (16,919,934)              -0-     (66,737,696)
                                               -------------    -------------    -------------    -------------    -------------
                                               $ 482,059,838    $ 142,292,022    $ 150,104,500    $    (276,000)   $ 774,180,360
                                               =============    =============    =============    =============    =============

CLASS A SHARES
Net Assets                                     $ 401,886,184    $ 125,910,374    $ 111,126,888                     $ 638,923,446
Shares of capital stock outstanding               45,150,768       13,208,426       12,419,420        1,004,750       71,783,364
                                               -------------    -------------    -------------    -------------    -------------
Net asset value per share                      $        8.90    $        9.53    $        8.95                     $        8.90
                                               -------------    -------------    -------------                     -------------

CLASS B SHARES
Net Assets                                     $  14,988,548    $   3,450,143    $  11,597,191                     $  30,035,882
Shares of capital stock outstanding                1,685,781          362,890        1,295,571           34,052        3,378,294
                                               -------------    -------------    -------------    -------------    -------------
Net asset value per share                      $        8.89    $        9.51    $        8.95                     $        8.89
                                               -------------    -------------    -------------                     -------------

CLASS C SHARES
Net Assets                                     $  63,703,512    $  12,931,505    $  27,380,421                     $ 104,015,438
Shares of capital stock outstanding                7,162,706        1,359,550        3,058,232          115,457       11,695,945
                                               -------------    -------------    -------------    -------------    -------------
Net asset value per share                      $        8.89    $        9.51    $        8.95                     $        8.89
                                               -------------    -------------    -------------                     -------------

ADVISOR CLASS SHARES
Net Assets                                     $   1,481,594                                                       $   1,481,594
Shares of capital stock outstanding                  166,525                                                 -0-         166,525
                                               -------------                                      -------------    -------------
Net asset value per share                      $        8.90                                                       $        8.90
                                               -------------                                                       -------------

----------
See Notes to Pro Forma AllianceBernstein Municipal Income Fund - National Portfolio Financial Statements.

+    Prior to December 1, 2008 known as Insured National Portfolio.

(a) Includes adjustment for estimated merger costs of $276,000, consisting of $137,000 for the National II Acquisition and $139,000 for the Florida Acquisition.

STATEMENT OF OPERATIONS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - NATIONAL PORTFOLIO

                                                                     AllianceBernstein Municipal Income Fund - National II Portfolio
                                                                      AllianceBernstein Municipal Income Fund II - Florida Portfolio
Twelve Months Ended October, 31 2008 (unaudited)                        AllianceBernstein Municipal Income Fund - National Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Alliance-                         Pro Forma
                                                 Alliance-        Alliance-        Bernstein                         Alliance-
                                                 Bernstein        Bernstein        Municipal                         Bernstein
                                                 Municipal        Municipal         Income                           Municipal
                                               Income Fund      Income Fund         Fund II                        Income Fund
                                                 National        National II        Florida                           National
                                                 Portfolio       Portfolio +       Portfolio       Adjustments       Portfolio
                                               -------------    -------------    -------------    -------------    -------------
INVESTMENT INCOME
Interest                                       $  24,855,797    $   6,939,141    $   9,358,588    $          -0-   $  41,153,526
                                               -------------    -------------    -------------    -------------    -------------
EXPENSES
Advisory fee                                       2,243,000          636,370          799,048         (109,808)       3,568,610 (a)
Distribution fee- Class A                          1,241,691          373,832          385,558          (46,910)       1,954,171 (b)
Distribution fee- Class B                            200,377           46,857          175,965               -0-         423,199 (c)
Distribution fee- Class C                            643,392          121,190          314,502               -0-       1,079,084 (c)
Transfer agency                                      284,009           74,939           61,324          (34,069)         386,203 (d)
Custodian                                            172,984          120,780          105,437         (170,810)         228,391 (d)
Registration                                         110,824           51,041           13,538          (65,403)         110,000 (d)
Administrative                                        94,932           93,764           95,774         (195,470)          89,000 (d)
Audit & legal                                         79,217           86,979           74,086         (156,282)          84,000 (d)
Printing                                              32,515            8,247           18,859           (9,499)          50,122 (d)
Directors' fees                                       10,537            9,596            5,608          (15,204)          10,537 (d)
Miscellaneous                                         15,009            8,859            9,170           (8,916)          24,122 (d)
                                               -------------    -------------    -------------    -------------    -------------
Total expenses                                     5,128,487        1,632,454        2,058,869         (812,371)       8,007,439
Less: advisory fee waived                         (1,143,603)         (42,674)        (330,526)         534,428         (982,375)
Less: expense offset agreement                        (5,334)          (1,427)            (987)              -0-          (7,748)
                                               -------------    -------------    -------------    -------------    -------------
Net expenses                                       3,979,550        1,588,353        1,727,356         (277,943)       7,017,316
                                               -------------    -------------    -------------    -------------    -------------
Net investment income                             20,876,247        5,350,788        7,631,232          277,943       34,136,210
                                               -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                           196,731         (283,547)         415,788               -0-         328,972
   Futures contracts                                (119,256)         (34,768)         (50,306)              -0-        (204,330)
   Swap contracts                                    344,924           37,738          238,262               -0-         620,924
Net change in unrealized
   Appreciation/depreciation of:
   Investments                                   (60,729,249)      (8,232,177)     (21,592,230)              -0-     (90,553,656)
   Swap contracts                                    (96,468)        (196,248)          43,779               -0-        (248,937)
                                               -------------    -------------    -------------    -------------    -------------
Net loss on investment transactions              (60,403,318)      (8,709,002)     (20,944,707)              -0-     (90,057,027)
                                               -------------    -------------    -------------    -------------    -------------
NET DECREASE IN NET ASSETS FROM
OPERATIONS                                     $ (39,527,071)   $  (3,358,214)   $ (13,313,475)   $     277,943    $ (55,920,817)
                                               =============    =============    =============    =============    =============

----------
(a) Advisory fee based on an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets.

(b) Distribution fee based on an annual rate of .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares.

(c) Distribution fee based on an annual rate of 1% of the Portfolio's average daily net assets attributable to Class B and Class C shares.

(d)  Expenses are based on one fund.

     See Notes to Pro Forma AllianceBernstein Municipal Income Fund - National Portfolio Financial Statements.

+    Prior to December 1, 2008 known as Insured National Portfolio.

STATEMENT OF ASSETS AND LIABILITIES
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - NATIONAL PORTFOLIO

                                                                      AllianceBernstein Municipal Income Fund II - Florida Portfolio
October 31, 2008 (unaudited)                                            AllianceBernstein Municipal Income Fund - National Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Pro Forma
                                                             Alliance-        Alliance-                         Alliance-
                                                             Bernstein        Bernstein                         Bernstein
                                                             Municipal        Municipal                         Municipal
                                                              Income            Income                           Income
                                                               Fund            Fund II                            Fund
                                                             National          Florida                           National
                                                             Portfolio        Portfolio       Adjustments       Portfolio
                                                           -------------    -------------    -------------    -------------
ASSETS
Investments in securities, at value (cost $522,563,607
and $166,197,461, respectively)                            $ 474,104,153    $ 148,945,147    $          -0-   $ 623,049,300
Cash                                                              71,188               -0-              -0-          71,188
Interest receivable                                            9,659,718        2,949,092               -0-      12,608,810
Receivable for capital stock sold                              1,499,573               -0-              -0-       1,499,573
Unrealized appreciation of interest rate swap contracts          105,575          332,380               -0-         437,955
Receivable for investment securities sold                        130,000          325,000               -0-         455,000
                                                           -------------    -------------    -------------    -------------
Total assets                                                 485,570,207      152,551,619               -0-     638,121,826
                                                           -------------    -------------    -------------    -------------
LIABILITIES
Due to custodian                                                      -0-       1,439,414               -0-       1,439,414
Payable for investment securities purchased                    1,198,652          374,579               -0-       1,573,231
Payable for capital stock redeemed                             1,263,860          204,966               -0-       1,468,826
Dividends payable                                                691,487          224,871               -0-         916,358
Distribution fee payable                                         169,030           62,502               -0-         231,532
Advisory fee payable                                              57,762           30,315               -0-          88,077
Administrative fee payable                                        29,707           29,896               -0-          59,603
Transfer Agent fee payable                                        13,824            2,404               -0-          16,228
Accrued expenses                                                  86,047           78,172          139,000          303,219 (a)
                                                           -------------    -------------    -------------    -------------
Total liabilities                                              3,510,369        2,447,119          139,000        6,096,488
                                                           -------------    -------------    -------------    -------------
NET ASSETS                                                 $ 482,059,838    $ 150,104,500    $    (139,000)   $ 632,025,338
                                                           -------------    -------------    -------------    -------------

Composition of Net Assets
Capital stock, at par                                      $      54,166    $     167,732               -0-   $     221,898
Additional paid-in capital                                   554,399,570      172,581,047               -0-     726,980,617
Distributions in excess of net investment income                (218,063)        (315,785)        (139,000)        (672,848)(a)
Accumulated net realized loss on investment transactions     (23,821,560)      (5,408,560)              -0-     (29,230,120)
Net unrealized depreciation of investments                   (48,354,275)     (16,919,934)              -0-     (65,274,209)
                                                           -------------    -------------    -------------    -------------
                                                           $ 482,059,838    $ 150,104,500    $    (139,000)   $ 632,025,338
                                                           -------------    -------------    -------------    -------------

CLASS A SHARES
Net Assets                                                 $ 401,886,184    $ 111,126,888                     $ 513,013,072
Shares of capital stock outstanding                           45,150,768       12,419,420           69,772       57,639,960
                                                           -------------    -------------    -------------    -------------
Net asset value per share                                  $        8.90    $        8.95                     $        8.90
                                                           -------------    -------------                     -------------

CLASS B SHARES
Net Assets                                                 $  14,988,548    $  11,597,191                     $  26,585,739
Shares of capital stock outstanding                            1,685,781        1,295,571            8,744        2,990,096
                                                           -------------    -------------    -------------    -------------
Net asset value per share                                  $        8.89    $        8.95                     $        8.89
                                                           -------------    -------------                     -------------

CLASS C SHARES
Net Assets                                                 $  63,703,512    $  27,380,421                     $  91,083,933
Shares of capital stock outstanding                            7,162,706        3,058,232           20,640       10,241,578
                                                           -------------    -------------    -------------    -------------
Net asset value per share                                  $        8.89    $        8.95                     $        8.89
                                                           -------------    -------------                     -------------

ADVISOR CLASS SHARES
Net Assets                                                 $   1,481,594                                      $   1,481,594
Shares of capital stock outstanding                              166,525                                -0-         166,525
                                                           -------------                     -------------    -------------
Net asset value per share                                  $        8.90                                      $        8.90
                                                           -------------                                      -------------

----------
See Notes to Pro Forma AllianceBernstein Municipal Income Fund - National Portfolio Financial Statements.

(a)  Includes adjustment for estimated merger costs of $139,000. 965950

STATEMENT OF OPERATIONS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - NATIONAL PORTFOLIO

                                                                      AllianceBernstein Municipal Income Fund II - Florida Portfolio
Twelve Months Ended October, 31 2008 (unaudited)                        AllianceBernstein Municipal Income Fund - National Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Pro Forma
                                                Alliance-           Alliance-                               Alliance-
                                                Bernstein           Bernstein                               Bernstein
                                            Municipal Income    Municipal Income                        Municipal Income
                                              Fund National     Fund II Florida                          Fund National
                                                Portfolio          Portfolio          Adjustments          Portfolio
                                            ----------------    ----------------    ----------------    ----------------
INVESTMENT INCOME
Interest                                    $     24,855,797    $      9,358,588    $             -0-   $     34,214,385
                                            ----------------    ----------------    ----------------    ----------------
EXPENSES
Advisory fee                                       2,243,000             799,048            (109,807)          2,932,241 (a)
Distribution fee- Class A                          1,241,691             385,558             (49,664)          1,577,585 (b)
Distribution fee- Class B                            200,377             175,965                  -0-            376,342 (c)
Distribution fee- Class C                            643,392             314,502                  -0-            957,894 (c)
Transfer agency                                      284,009              61,324             (27,999)            317,334 (d)
Custodian                                            172,984             105,437             (69,255)            209,166 (d)
Registration                                         110,824              13,538             (19,362)            105,000 (d)
Administrative                                        94,932              95,774            (101,706)             89,000 (d)
Audit & legal                                         79,217              74,086             (70,303)             83,000 (d)
Printing                                              32,515              18,859              (4,469)             46,905 (d)
Directors' fees                                       10,537               5,608              (5,608)             10,537 (d)
Miscellaneous                                         15,009               9,170              (4,495)             19,684 (d)
                                            ----------------    ----------------    ----------------    ----------------
Total expenses                                     5,128,487           2,058,869            (462,668)          6,724,688
Less: advisory fee waived                         (1,143,603)           (330,526)            593,503            (880,626)
Less: expense offset agreement                        (5,334)               (987)                 -0-             (6,321)
                                            ----------------    ----------------    ----------------    ----------------
Net expenses                                       3,979,550           1,727,356             130,835           5,837,741
                                            ----------------    ----------------    ----------------    ----------------
Net investment income                             20,876,247           7,631,232            (130,835)         28,376,644
                                            ----------------    ----------------    ----------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                           196,731             415,788                  -0-            612,519
   Futures contracts                                (119,256)            (50,306)                 -0-           (169,562)
   Swap contracts                                    344,924             238,262                  -0-            583,186
Net change in unrealized
   Appreciation/depreciation of:
   Investments                                   (60,729,249)        (21,592,230)                 -0-        (82,321,479)
   Swap contracts                                    (96,468)             43,779                  -0-            (52,689)
                                            ----------------    ----------------    ----------------    ----------------
Net loss on investment transactions              (60,403,318)        (20,944,707)                 -0-        (81,348,025)
                                            ----------------    ----------------    ----------------    ----------------
NET DECREASE IN NET ASSETS FROM
OPERATIONS                                  $    (39,527,071)   $    (13,313,475)   $       (130,835)   $    (52,971,381)
                                            ================    ================    ================    ================

-------------
(a) Advisory fee based on an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets.

(b) Distribution fee based on an annual rate of .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares.

(c) Distribution fee based on an annual rate of 1% of the Portfolio's average daily net assets attributable to Class B and Class C shares.

(d)  Expenses are based on one fund.

     See Notes to Pro Forma AllianceBernstein Municipal Income Fund - National Portfolio Financial Statements.

NOTES TO FINANCIAL STATEMENTS
PRO FORMA
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - NATIONAL PORTOFLIO
October 31, 2008 (unaudited)


NOTE A: General
The Pro Forma AllianceBernstein Municipal Income Fund, Inc. - National Portfolio Financial Statements give effect to the proposed acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein Municipal Income Fund - National Portfolio II (prior to December 1, 2008 know as Insured National Portfolio) (the "Acquired Fund") by AllianceBernstein Municipal Income Fund - National Portfolio (the "Fund" or "Acquiring Fund") pursuant to the Agreement and Plan of Reorganization. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of the Acquired Fund for shares of the Fund. After the proposed acquisition, the tax survivor for federal income tax purposes will be Acquiring Fund.

AllianceBernstein Municipal Income Fund, Inc. (the "Registrant") is incorporated under the laws of the State of Maryland. The Fund is a series of the Registrant, comprised of five portfolios as of October 31, 2008; the diversified National Portfolio, National Portfolio II, New York Portfolio and California Portfolio and the non-diversified California Portfolio II (prior to December 1, 2008 known as Insured California Portfolio). The Fund's unaudited Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period November 1, 2007
- October 31, 2008. You should read them in conjunction with the Fund's historical financial statements, which are included in the Fund's Shareholder reports. The Fund's Pro Forma Statement of Operations reflects the assumption that certain expenses would be lower for the combined Fund as a result of the Acquisition. The Acquired Fund will bear the expenses of the Acquisition including the cost of proxy solicitation. Due to the operation of the expense limitation undertaking provided by the AllianceBernstein L.P. (the "Adviser") to the Acquired Fund, these expenses will ultimately be borne by the Adviser.


NOTE B: Significant Accounting Policies
The Fund's Pro Forma Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1.  Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. Investments in money market funds are valued at their net asset value each day.

2.  Taxes
It is each Portfolios' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3.  Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. As described more fully in the prospectus for the Portfolios, each portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

The New York, California II and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4.  Class Allocations
All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5.  Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE C: Advisory Fee and Other Transactions with Affiliates
Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Effective January 1, 2009, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75%, 1.45%, 1.45% and .45% of the daily average net assets for Class A, Class B, Class C and Advisor class shares, respectively. Assuming the merger had been consummated prior to November 1, 2007, for the twelve months ended October 31, 2008 such waiver would have amounted to approximately $897,068.

Pursuant to the Advisory agreement, the Fund paid $89,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the twelve months ended October 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services.

For the twelve months ended October 31, 2008, the Fund's expenses were reduced by $6,761 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares.


NOTE D
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.


NOTE E: Capital Stock
The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value per share of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of October 31, 2008. The pro-forma number of shares outstanding for the combined entity consists of the following at October 31, 2008.



                         Shares of        Additional Shares      Total Shares
                       Acquiring Fund      Assumed Issued         Outstanding
Class of Shares       Pre-Combination        with Merger       Post-Combination
-------------------- ------------------- -------------------- ------------------
-------------------- ------------------- -------------------- ------------------
Class A                  45,150,768          14,143,404           59,294,172

Class B                  1,685,781             388,198             2,073,979

Class C                  7,162,706            1,454,367            8,617,073

Advisor Class             166,525                -0-                166,525

NOTES TO FINANCIAL STATEMENTS
PRO FORMA
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - NATIONAL PORTOFLIO
October 31, 2008 (unaudited)


NOTE A: General
The Pro Forma AllianceBernstein Municipal Income Fund, Inc. - National Portfolio Financial Statements give effect to the proposed acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein Municipal Income Fund II - Florida Portfolio ("Florida Portfolio") and AllianceBernstein Municipal Income Fund, Inc. - National Portfolio II ("National Portfolio II") (prior to December 1, 2008 know as Insured National Portfolio) (the "Acquired Funds") by AllianceBernstein Municipal Income Fund - National Portfolio (the "Fund" or "Acquiring Fund") pursuant to the Agreement and Plan of Reorganization. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of Florida Portfolio and National Portfolio II for shares of the Fund. After the proposed acquisition, the tax survivor for federal income tax purposes will be the Acquiring Fund.

AllianceBernstein Municipal Income Fund, Inc. (the "Registrant") is incorporated under the laws of the State of Maryland. The Fund is a series of the Registrant, comprised of five portfolios as of October 31, 2008; the diversified National Portfolio, National Portfolio II, New York Portfolio and California Portfolio and the non-diversified California Portfolio II (prior to December 1, 2008 know as Insured California Portfolio). The Fund's unaudited Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period November 1, 2007
- October 31, 2008. You should read them in conjunction with the Fund's historical financial statements, which are included in the Fund's Shareholder reports. The Fund's Pro Forma Statement of Operations reflects the assumption that certain expenses would be lower for the combined Fund as a result of the Acquisition. The Acquired Funds will bear the expenses of the Acquisition including the cost of proxy solicitation. Due to the operation of the expense limitation undertakings provided by AllianceBernstein L.P. (the "Adviser") to the Acquired Funds, these expenses will ultimately be borne by the Adviser.


NOTE B: Significant Accounting Policies
The Fund's Pro Forma Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1.  Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. Investments in money market funds are valued at their net asset value each day.

2.  Taxes
It is each Portfolios' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3.  Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. As described more fully in the prospectus for the Portfolios, each portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

The New York, California II and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4.  Class Allocations
All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5.  Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE C: Advisory Fee and Other Transactions with Affiliates
Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Effective January 1, 2009, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75%, 1.45%, 1.45% and .45% of the daily average net assets for Class A, Class B, Class C and Advisor class shares, respectively. Assuming the merger had been consummated prior to November 1, 2007, for the twelve months ended October 31, 2008 such waiver would have amounted to approximately $982,375.

Pursuant to the Advisory agreement, the Fund paid $89,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the twelve months ended October 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services.

For the twelve months ended October 31, 2008, the Fund's expenses were reduced by $7,748 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares.


NOTE D
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.


NOTE E: Capital Stock
The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value per share of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of October 31, 2008. The pro-forma number of shares outstanding for the combined entity consists of the following at October 31, 2008.



                         Shares of        Additional Shares      Total Shares
                       Acquiring Fund      Assumed Issued         Outstanding
Class of Shares       Pre-Combination        with Merger       Post-Combination
-------------------- ------------------- -------------------- ------------------
-------------------- ------------------- -------------------- ------------------
Class A                  45,150,768          26,632,596           71,783,364

Class B                  1,685,781            1,692,513            3,378,294

Class C                  7,162,706            4,533,239           11,695,945

Advisor Class             166,525                -0-                166,525

NOTES TO FINANCIAL STATEMENTS
PRO FORMA
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - NATIONAL PORTOFLIO
October 31, 2008 (unaudited)


NOTE A: General
The Pro Forma AllianceBernstein Municipal Income Fund, Inc. - National Portfolio Financial Statements give effect to the proposed acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein Municipal Income Fund II - Florida Portfolio (the "Acquired Fund") by AllianceBernstein Municipal Income Fund, Inc. - National Portfolio (the "Fund" or "Acquiring Fund") pursuant to the Agreement and Plan of Reorganization. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of the Acquired Fund for shares of the Fund. After the proposed acquisition, the tax survivor for federal income tax purposes will be the Acquiring Fund.

AllianceBernstein Municipal Income Fund, Inc. (the "Registrant") is incorporated under the laws of the State of Maryland. The Fund is a series of the Registrant comprised of five portfolios as of October 31, 2008; the diversified National Portfolio, National Portfolio II (prior to December 1, 2008 known as Insured National Portfolio), New York Portfolio and California Portfolio and the non-diversified California Portfolio II (prior to December 1, 2008 known as Insured California Portfolio). The Fund's unaudited Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period November 1, 2007
- October 31, 2008. You should read them in conjunction with the Fund's historical financial statements, which are included in the Fund's Shareholder reports. The Fund's Pro Forma Statement of Operations reflects the assumption that certain expenses would be lower for the combined Fund as a result of the Acquisition. The Acquired Fund will bear the expenses of the Acquisition including the cost of proxy solicitation. Due to the operation of the expense limitation undertaking provided by AllianceBernstein L.P. (the "Adviser") to the Acquired Fund, these expenses will ultimately be borne by the Adviser.


NOTE B: Significant Accounting Policies
The Fund's Pro Forma Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1.  Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. Investments in money market funds are valued at their net asset value each day.

2.  Taxes
It is each Portfolios' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3.  Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. As described more fully in the prospectus for the Portfolios, each portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

The New York, California II and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4.  Class Allocations
All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5.  Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE C: Advisory Fee and Other Transactions with Affiliates
Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Effective January 1, 2009, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75%, 1.45%, 1.45% and .45% of the daily average net assets for Class A, Class B, Class C and Advisor class shares, respectively. Assuming the merger had been consummated prior to November 1, 2007, for the twelve months ended October 31, 2008 such waiver would have amounted to approximately $880,626.

Pursuant to the Advisory agreement, the Fund paid $89,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the twelve months ended October 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services.

For the twelve months ended October 31, 2008, the Fund's expenses were reduced by $6,321 under an expense offset arrangement with ABIS.

AllianceBernstein   Investments,   Inc.  (the  "Distributor"),   a  wholly-owned
subsidiary of the Adviser, serves as the Distributor of the Fund's shares.


NOTE D
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.


NOTE E: Capital Stock
The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value per share of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of October 31, 2008. The pro-forma number of shares outstanding for the combined entity consists of the following at October 31, 2008.



                        Shares of        Additional Shares      Total Shares
                      Acquiring Fund      Assumed Issued         Outstanding
Class of Shares      Pre-Combination        with Merger       Post-Combination
------------------- ------------------- -------------------- -------------------
------------------- ------------------- -------------------- -------------------
Class A                 45,150,768          12,489,192           57,639,960

Class B                 1,685,781            1,304,315            2,990,096

Class C                 7,162,706            3,078,872           10,241,578

Advisor Class            166,525                -0-                166,525

NOTES TO FINANCIAL STATEMENTS
PRO FORMA
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTOFLIO
April 30, 2008 (unaudited)


NOTE A: General
The Pro Forma AllianceBernstein Municipal Income Fund - California Portfolio Financial Statements give effect to the proposed acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein Municipal Income Fund - Insured California Portfolio (the "Acquired Fund") by AllianceBernstein Municipal Income Fund - California Portfolio (the "Fund" or "Acquiring Fund") pursuant to the Agreement and Plan of Reorganization. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of AllianceBernstein Municipal Income Fund - Insured California Portfolio for shares of the Fund. After the proposed acquisition, the tax survivor for federal income tax purposes will be AllianceBernstein Municipal Income Fund - California Portfolio.

AllianceBernstein Municipal Income Fund (the "Registrant") is incorporated under the laws of the State of Maryland. The Fund is a series of the AllianceBernstein Municipal Income Fund, currently comprised of five portfolios; the diversified National Portfolio, Insured National Portfolio, New York Portfolio and California Portfolio and the non-diversified Insured California Portfolio. The Fund's unaudited Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period May 1, 2007 - April 30, 2008. You should read them in conjunction with the Fund's historical financial statements, which are included in the Fund's Shareholder reports. The Fund's Pro Forma Statement of Operations reflects the assumption that certain expenses would be lower for the combined Fund as a result of the Acquisition. Insured California Portfolio will bear the expenses of the Acquisition including the cost of proxy solicitation.


NOTE B: Significant Accounting Policies
The Fund's Pro Forma Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1.  Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2.  Taxes
It is each Portfolios' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3.  Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. As described more fully in the prospectus for the Portfolios, each portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4.  Class Allocations
All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5.  Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE C: Advisory Fee and Other Transactions with Affiliates
Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio's average daily net assets. Such fee is accrued daily and paid monthly. Effective January 1, 2009, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to ..75%, 1.45%, 1.45% and .45% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. Assuming the merger had been consummated prior to May 1, 2007, for the twelve months ended April 30, 2008; such waiver would have amounted to approximately $814,314.

Pursuant to the Advisory agreement, the Fund paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the twelve months ended April 30, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services.

For the twelve months ended April 30, 2008, the Fund's expenses were reduced by $12,234 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares.


NOTE D
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.


NOTE E: Capital Stock
The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value per share of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of April 30, 2008. The pro-forma number of shares outstanding for the combined entity consists of the following at April 30, 2008.



                         Shares of        Additional Shares      Total Shares
                       Acquiring Fund      Assumed Issued         Outstanding
Class of Shares       Pre-Combination        with Merger       Post-Combination
-------------------- ------------------- -------------------- ------------------
-------------------- ------------------- -------------------- ------------------
Class A                  55,780,346           1,479,833           63,045,381

Class B                  2,891,980             65,951              3,215,948

Class C                  10,573,670            263,762            11,870,773

                                     PART C
                                OTHER INFORMATION

ITEM 15.       Indemnification

               It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, filed as Exhibit (a) and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1) in response to Item 23 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 31, 2007 and Article IX of Registrant's Amended and Restated By-laws filed as Exhibit 99.77Q1 - Other Exhibits to the Registrant's Semi-Annual Report on Form NSAR-A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on June 29, 2006, and as set forth below.

               The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23 of the Registrant's Registration Statement on Form N-1A ( File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 31, 2007, as set forth below.

ARTICLE EIGHTH OF REGISTRANT'S ARTICLES OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION READS AS FOLLOWS:

          (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

          (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

          (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

          (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX OF THE REGISTRANT'S AMENDED AND RESTATED BY-LAWS READS AS FOLLOWS:

          To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

          Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

          The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties or obligations thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") (formerly Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties thereunder or by reason of reckless disregard of its obligations and duties thereunder.

          The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation (and any amendments thereto), the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI which are filed as Exhibits (a), (d), and (e)(1), respectively, in response to Item 23 of Form N-1A and each of which are incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 16. Exhibits

          (1) (a) Articles of Amendment and Restatement of Articles of Incorporation of the Registrant, dated February 1, 2006 and filed February 23, 2006 - Incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 37 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 31, 2007.

               (b) Articles of Amendment to the Articles of Incorporation of the Registrant, dated November 28, 2008 and filed on December 8, 2008 - Incorporated by reference to Exhibit
                    (a)(2) to Post-Effective Amendment No. 40 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2009.

          (2) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits of the Registrant's Semi-Annual Report on Form NSAR-A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on June 29, 2006.

          (3)  Not applicable.

          (4) (a) Form of Plan of Acquisition and Liquidation between the National Portfolio and the National Portfolio II, each a series of AllianceBernstein Municipal Income Fund, Inc. - constitutes Appendix G to Part A hereof.

               (b) Form of Agreement and Plan of Acquisition between National Portfolio, a series of AllianceBernstein Municipal Income Fund, Inc. and Florida Portfolio, a series of AllianceBernstein Municipal Income Fund II - constitutes Appendix H to Part A hereof.

          (5)  Not applicable.

          (6) Form of Amended Advisory Agreement between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 37 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 31, 2007.

          (7) (a) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 30, 1998.

               (b) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on February 3, 1997.

               (c) Form of Amendment to Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 37 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 31, 2007.

               (d) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 34 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

               (e) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

          (8)  Not applicable.

          (9) (a) Custodian Contract with State Street Bank and Trust Company as assigned to Registrant by Alliance Tax-Free Income Fund, the predecessor of the Registrant - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 30, 1998.

               (b) Assignment to Registrant of the then existing Custodian Agreement between Alliance Tax-Free Income Fund, the predecessor of the Registrant, and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 30, 1998.

          (10) (a)  Rule 12b-1 Plan - See Exhibit (7)(a) hereto.

               (b) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 32 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 30, 2004.

          (11) Opinion and Consent of Seward & Kissel LLP regarding the legality of securities being registered - Filed herewith.

          (12) Opinion and Consent of Seward & Kissel LLP as to Tax matters - To be filed by amendment.

          (13) (a) Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 30, 1998.

               (b) Form of Amendment to Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.) - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 37 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 31, 2007.

               (c) Form of Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 29, 1999.

               (d) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

               (e) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of The AllianceBernstein Pooling Portfolios (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on December 29, 2006.

     (14) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (15) Not applicable.

     (16) (a) Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., Nancy P. Jacklin, Garry L. Moody, Marshall
               C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to
               Exhibit 16 of Registrant's Registration Statement on Form N-14 (File Nos. 333-153889 and 811-04791), filed with the Securities and Exchange Commission on October 7, 2008.

          (b)  Power of Attorney for Robert M. Keith - Filed herewith.

     (17) Not applicable.

ITEM 17. Undertakings

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Acquisition described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 20th day of February, 2009.

                           ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

                                    By: /s/ Robert M. Keith*
                                    ------------------------
                                            Robert M. Keith
                                            President

          Pursuant to the requirements of the Securities Act of l933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      Signature                        Title                    Date
      ---------                        -----                    ----

(1)   Principal
      Executive Officer:

      /s/ Robert M. Keith*          President and Chief    February 20, 2009
      --------------------          Executive Officer
      Robert M. Keith

(2)   Principal Financial and
      Accounting Officer:

      /s/ Joseph J. Mantineo        Treasurer and
      ----------------------        Chief Financial
          Joseph J. Mantineo        Officer                February 20, 2009


(3)   Majority of the Directors:
      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      Nancy P. Jacklin*
      Garry L. Moody*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*

*By   /s/  Emilie D. Wrapp                                 February 20, 2009
      --------------------------
           Emilie D. Wrapp
           (Attorney-in-fact)

                            INDEX TO EXHIBITS

Exhibit No.        Description of Exhibits
-----------        -----------------------

(11)               Opinion and Consent of Seward & Kissel LLP

(14)               Consent of Independent Registered Public Accounting Firm

(16)(b)            Power of Attorney

00250 0457 963688